1933 Act Registration No. 333-121414
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                       EVERGREEN SELECT FIXED INCOME TRUST
                    (Evergreen Short Intermediate Bond Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                             SOUTHTRUST INCOME FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


February 16, 2005


Dear Shareholder,

         On November 1, 2004, SouthTrust Corporation merged into Wachovia Corporation and management of the combined company undertook the process of comparing product offerings within the SouthTrust and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of SouthTrust Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, you are invited to vote on proposals (1) to merge SouthTrust Fund into Evergreen Short Intermediate Bond Fund ("Evergreen Fund"), a mutual fund within the Evergreen family of funds (the "Merger") and (2) to approve an Investment Advisory Agreement (the "Advisory Agreement") for SouthTrust Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to the Evergreen Fund. The Board of Trustees of SouthTrust Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

         If approved by shareholders, this is how the Merger will work:


o SouthTrust Fund will transfer all of its assets and identified liabilities to Evergreen Fund, a series of Evergreen Select Fixed Income Trust.
o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your SouthTrust Fund shares that will be cancelled. You will receive Class I shares of Evergreen Fund in exchange for your shares of SouthTrust Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Merger.
o It is expected that your receipt of Class I shares of Evergreen Fund in the Merger will be a non-taxable event for you for federal income tax purposes.


         Details about Evergreen Fund's investment objective, principal investment strategies, principal risks, portfolio management team, performance, fees and expenses, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for March 2005). Please take the time to familiarize yourself with this information.

         Votes on both proposals will be cast at a special meeting of SouthTrust Fund's shareholders to be held on March 16, 2005. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll-free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If SouthTrust Fund does not receive your vote after several weeks, you may receive a telephone call from Investor Connect requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC.

         Thank you for taking this matter seriously and participating in this important process.

                            Sincerely,

                            /s/ Charles L. Davis, Jr.

                             Chief Executive Officer

                             SOUTHTRUST INCOME FUND
                              420 North 20th Street
                            Birmingham, Alabama 35203


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 16, 2005



         A Special Meeting (the "Meeting") of Shareholders of SouthTrust Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, will be held at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15222 on March 16, 2005, at 2:00 p.m., Eastern Time, and any adjournment(s) thereof, for the following purposes, each of which is more fully described in the accompanying prospectus/proxy statement dated February 16, 2005:


1. To consider and act upon the Agreement and Plan of Reorganization, dated as of January 3, 2005 (the "Plan"), providing for the acquisition of all the assets of SouthTrust Fund by Evergreen Short Intermediate Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of SouthTrust Fund in liquidation and subsequent termination of SouthTrust Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SouthTrust Fund.

2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

3. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

         On behalf of SouthTrust Fund, the Board of Trustees of SouthTrust Funds has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders of SouthTrust Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                          By order of the Board of Trustees of SouthTrust Funds,



                             John D. Johnson
                             Secretary



February 16, 2005

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                             SOUTHTRUST INCOME FUND,
                          a series of SouthTrust Funds
                                      into
                     EVERGREEN SHORT INTERMEDIATE BOND FUND,
                 a series of Evergreen Select Fixed Income Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of SouthTrust Income Fund ("SouthTrust Fund") into Evergreen Short Intermediate Bond Fund ("Evergreen Fund"). If approved, the Merger will result in your receipt of Evergreen Fund Class I shares in exchange for your SouthTrust Fund shares. The investment objectives of the Funds are similar. SouthTrust Fund's goal is to provide current income. SouthTrust Fund will attempt to minimize principal volatility as a secondary, non-fundamental goal. Evergreen Fund seeks to maximize total return through a combination of current income and capital growth.


         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

---------------------------------------------------------------- -----------------------------------------------------
See:                                                             How to get these documents:
---------------------------------------------------------------- -----------------------------------------------------
---------------------------------------------------------------- -----------------------------------------------------

Prospectus for SouthTrust Fund, dated June 30, 2004, as          The Funds make all of these documents available to
supplemented December 10, 2004.                                  you free of charge if you:

                                                                 o        Call 800-343-2898, or

Prospectus for Evergreen Fund, dated November 1, 2004, which     o        Write the Funds at either address below.
accompanies this prospectus/proxy statement.
                                                                 You can also obtain any of these documents for a
Statement of additional information for SouthTrust Fund, dated   fee from the SEC if you:
June 30, 2004.                                                   o        Call the SEC at 202-942-8090,

Statement of additional information for Evergreen Fund, dated    Or for free if you:
November 1, 2004.                                                o Go to the EDGAR Database on the SEC's Website
                                                                 (http://www.sec.gov).
Annual report for SouthTrust Fund, dated April 30, 2004.
                                                                 To ask questions about this prospectus/proxy
Annual report for Evergreen Fund, dated June 30, 2004.           statement:
                                                                 o        Call 800-780-7527, or

Statement of additional information, dated February 16, 2005,    o Write to the Funds at either address below.
which relates to this prospectus/proxy statement and the Merger.

                                                                 The Funds' SEC file numbers are:
                                                                 o   SouthTrust Fund, 33-46190 and 811-6580; and
                                                                 o Evergreen Fund, 333-36019 and 811-08365.

---------------------------------------------------------------- -----------------------------------------------------

         Information relating to each Fund is contained in its prospectus, statement of additional information and annual report as well as the statement of additional information, dated February 16, 2005, is incorporated by reference into this prospectus/proxy statement. Each of these documents has been filed with the SEC. Information that has been incorporated by reference into this prospectus/proxy statement is legally considered to be part of this prospectus/proxy statement.


         The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

          The address of Evergreen Fund is 200 Berkeley Street, Boston,
                              Massachusetts 02116
                           (Telephone: 800-343-2898).
      The address of SouthTrust Fund is 420 North 20th Street, Birmingham,
                                 Alabama 35203
                           (Telephone: 888-735-3441).


               PROSPECTUS/PROXY STATEMENT DATED FEBRUARY 16, 2005

                                TABLE OF CONTENTS


SUMMARY OF THE MERGER..................................................................................3
    What are the key features of the Merger?...........................................................3

    After the Merger, what class of shares of Evergreen Fund will I own?...............................3
    How do the Funds' investment objectives, principal investment strategies and risks compare?.....................................................................................3
    How do the Funds' sales charges and expenses

    compare? Will I be able to buy, sell and exchange shares the same way?.............................5
    How do the Funds' performance records compare?.....................................................6

Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund
 after the Merger? What will the advisory fee and sub-advisory fee be after the Merger? ...............8

    Are there any legal proceedings pending against the Evergreen funds and/or
    EIMC? .............................................................................................9

What will be the primary federal tax consequences of the Merger? ......................................10

    RISKS..............................................................................................10
    What are the principal risks of investing in each Fund? ...........................................10

    Are there any other risks of investing in each Fund? ..............................................11


MERGER INFORMATION.....................................................................................12
    Reasons for the Merger ............................................................................12
    Agreement and Plan of Reorganization ..............................................................13
    Federal Income Tax Consequences ...................................................................14
    Pro-forma Capitalization ..........................................................................15
    Distribution of Shares ............................................................................16
    Calculating the Share Price .......................................................................16
    Purchase and Redemption Procedures ................................................................17
    Short-Term Trading Policy .........................................................................17
    Exchange Privileges ...............................................................................18
    Distribution and Tax Policies .....................................................................18

INFORMATION ON SHAREHOLDERS' RIGHTS....................................................................18
    Form of Organization ..............................................................................18
    Capitalization ....................................................................................19
    Shareholder Liability .............................................................................19
    Shareholder Meetings and Voting Rights ............................................................19
    Liquidation .......................................................................................20
    Liability and Indemnification of Trustees .........................................................20

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT....................................................20

    The Investment Advisor and Evaluation by the Trustees .............................................20
    Terms of the Advisory Agreement ...................................................................21
    Fees Paid Under the Advisory Agreement ............................................................21
    More Information about EIMC .......................................................................21
    Principal Executive Officers and Directors of EIMC ................................................22
    Additional Information ............................................................................22


VOTING INFORMATION CONCERNING THE MEETING..............................................................22

    Shareholder Information ...........................................................................23


FINANCIAL STATEMENTS AND EXPERTS.......................................................................24
LEGAL MATTERS..........................................................................................24
ADDITIONAL INFORMATION.................................................................................25
OTHER BUSINESS.........................................................................................25
INSTRUCTIONS FOR EXECUTING PROXY CARDS.................................................................26
OTHER WAYS TO VOTE YOUR PROXY..........................................................................26


EXHIBIT A--Form of Agreement and Plan of Reorganization................................................A-1
EXHIBIT B--Management's Discussion and Analysis of Evergreen Fund......................................B-1
EXHIBIT C--Form of Advisory Agreement..................................................................C-1

                              SUMMARY OF THE MERGER



         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, statement of additional information and annual report and in the Agreement and Plan of Reorganization.

What are the key features of the Merger?

         The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the form of the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of SouthTrust Fund to Evergreen Fund in exchange for Class I shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund (The identified liabilities consist only of those liabilities reflected on SouthTrust Fund's statement of assets and liabilities determined immediately preceding the Merger.).

o the liquidation of SouthTrust Fund by distributing the Class I shares of Evergreen Fund to SouthTrust Fund's shareholders and cancellation of all shares of SouthTrust Fund.

o the expected treatment of the receipt of Evergreen Fund shares by SouthTrust Fund's shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes.


o the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC ("EIMC").



     The Merger is scheduled to take place on or about March 18, 2005.

After the Merger, what class of shares of Evergreen Fund will I own?

         You will receive Class I shares of Evergreen Fund in the Merger. The new shares you receive will have the same total value as your SouthTrust Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of SouthTrust Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interest of SouthTrust Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of SouthTrust Fund's shareholders. The Trustees of Evergreen Select Fixed Income Trust have also approved the Plan on behalf of Evergreen Fund.

How do the Funds' investment objectives, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

-------------------- ------------------------------------------------- -----------------------------------------------
                     SouthTrust Fund                                   Evergreen Fund
-------------------- ------------------------------------------------- -----------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------

INVESTMENT           Seeks to provide current income. The Fund will    Seeks to maximize total return through a
OBJECTIVES           attempt to minimize principal volatility as a     combination of current income and capital
                     secondary, non-fundamental goal.                  growth.
-------------------- ------------------------------------------------- -----------------------------------------------
-------------------- ------------------------------------------------- -----------------------------------------------
                     o        Normally invests at least 65% its        o        Normally invests at least 80% its
PRINCIPAL                 assets in a diversified portfolio of              assets in U.S. dollar-denominated
INVESTMENT                income-producing securities.                      investment grade debt securities,
STRATEGIES           o        The portfolio managers select                 including mortgage-backed securities,
                          investment-grade securities based upon            asset-backed securities, issued or
                          their quality, marketability, and                 guaranteed by the U.S. Treasury or by an
                          maturity, and their assessment of the             agency or instrumentality of the U.S.
                          overall economy, the Treasury yield curve,        government, corporate bonds, and other
                          and interest rate spreads. First, the             income producing securities.
                          Fund's targeted duration is determined       o        Maintains a bias toward corporate
                          based upon macroeconomic factors. The             and mortgage-backed securities in order
                          portfolio managers' analysis of the yield         to capture higher levels of income.
                          curve determines which maturities (short     o        Intends to limit duration between 2
                          to intermediate term) offer the most              1/4 to 4 1/2 years (weighted average
                          attractive potential returns. They then           maturity is expected to be longer than
                          consider spreads between various sectors          the weighted average duration).
                          (such as U.S. Treasuries, agency             o        Up to 20% of its assets may be
                          securities, and corporate bonds) to select        represented by cash, cash equivalents or
                          the quality and types of bonds that offer         shares of registered investment
                          the most attractive investment                    companies.
                          opportunity.                                 o        May engage in dollar roll
                     o        Expects that average maturity of the          transactions, which allows the Fund to
                          Fund will generally range up to 5 years.          sell a mortgage-backed security to a

                     o        May invest in U.S. government                 dealer and simultaneously contract to
                          sponsored entity ("GSE") securities that          repurchase a security that is
                          are not backed by the full faith and              substantially similar in type, coupon
                          credit of the United States government,           and maturity, on a specified future date.
                          such as those issued by the Federal Home     o        The debt instruments issued and/or
                          Loan Mortgage Corporation ("FHLMC"), the          guaranteed by the U.S. government, its
                          Federal National Mortgage Association             agencies, or instrumentalities, in which
                          ("FNMA"), and the Federal Home Loan Bank          the Fund invests, typically includes
                          System. These GSEs are, however, supported        mortgage-backed securities, asset-backed
                          through federal subsidies, loans or other         securities, and collateralized mortgage
                          benefits. The Fund may also invest in GSE         obligations (CMOs) issued by the GNMA,
                          securities that are supported by the full         the FNMA and the FHLMC. Securities
                          faith and credit of the U.S. government,          issued by GNMA, but not those issued by
                          such as those issued by the Government            FNMA or FHLMC, are backed by the full
                          National Mortgage Association ("GNMA").           faith and credit of the U.S. government.
                          Finally, the Fund may invest in a few GSE         FNMA or FHLMC, although chartered or
                          securities that have no explicit financial        sponsored by Congress, are not funded by
                          support, but which are regarded as having         congressional appropriations and the
                          implied support because the federal               securities issued by them are neither
                          government sponsors their activities. Such        guaranteed nor insured by the U.S.
                          securities include those issued by the            government. In general, securities
                          Farm Credit System and the Financing              issued by GSEs are neither insured nor
                          Corporation.                                      guaranteed by the U.S. Treasury.

-------------------- ------------------------------------------------- -----------------------------------------------

         In addition, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. SouthTrust fund may temporarily invest in cash, cash items, and short-term, higher-quality debt securities and similar obligations. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

         A portion of the securities held by SouthTrust Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

         The following table highlights the principal risks of investing in each of the Funds. For a detailed comparison of the Funds' risks, see the section entitled "Risks".

----------------------- ------------------------------------------------------- ------------------ -------------------
Risk                    Explanation                                             SouthTrust Fund    Evergreen Fund
----------------------- ------------------------------------------------------- ------------------ -------------------
----------------------- ------------------------------------------------------- ------------------ -------------------
Interest Rate Risk      Interest rate risk is triggered by the                          X               X
                        tendency for the value of debt securities and certain
                        dividend paying stocks to fall when interest rates go
                        up.
----------------------- ------------------------------------------------------- ------------------ -------------------
----------------------- ------------------------------------------------------- ------------------ -------------------
Credit Risk             The value of a debt security is directly affected               X               X
                        by the issuer's ability to repay principal and pay
                        interest on time.
----------------------- ------------------------------------------------------- ------------------ -------------------
----------------------- ------------------------------------------------------- ------------------ -------------------
Mortgage-Backed and     The Fund may be exposed to a lower rate of return if            X               X
Asset-Backed            the mortgages are repaid earlier than anticipated and Securities
Risk                    may be more sensitive to interest rate changes.
----------------------- ------------------------------------------------------- ------------------ -------------------

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         The sales charges and expenses for the Class I shares of Evergreen Fund and the shares of SouthTrust Fund are different. For a complete description of the sales charges and expenses for each Fund, see the table below under the caption "Shareholder Fees" and the section "Merger Information - Distribution of Shares". You will not pay any front-end or contingent deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see the sections entitled "Merger Information - Purchase and Redemption Procedures" and "Merger Information - Exchange Privileges".

Shareholder Fees (fees paid directly from your investment)
---------------------------------------------------------      -------------------------------------------------------
SouthTrust Fund                                                Evergreen Fund
---------------------------------------------------------      -------------------------------------------------------
------------------------------------------- -------------      ----------------------------------------- -------------
Shareholder Transaction Expenses                               Shareholder Transaction Expenses            Class I


Maximum sales charge imposed on purchases      3.50%           Maximum sales charge imposed on               None
(as a % of offering price)                                     purchases (as a % of offering price)



Maximum contingent deferred sales charge       None*           Maximum contingent deferred sales             None
(as a % of either the redemption amount                        charge (as a % of either the redemption
or initial investment, whichever is lower)                     amount or initial investment, whichever
                                                               is lower)
------------------------------------------- -------------      ----------------------------------------- -------------

---------------------------------------------------------
Evergreen Fund Pro Forma
---------------------------------------------------------
------------------------------------------- -------------
Shareholder Transaction Expenses              Class I
Maximum sales charge imposed on purchases       None
(as a % of offering price)

Maximum contingent deferred sales charge        None
(as a % of either the redemption amount
or initial investment, whichever is lower)
------------------------------------------- -------------


*A 1.00% redemption fee applies only to purchases of SouthTrust Fund shares at net asset value (investments of $1,000,000 or more) which are redeemed within one year of purchase. See "How to Redeem and Exchange Shares" in the SouthTrust Fund prospectus.

         The following tables allow you to compare the expenses of the Funds. The amounts for the SouthTrust Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended April 30, 2004. The amounts for the Class I shares of Evergreen Fund set forth in the following table and in the examples are based on actual expenses of Evergreen Fund for the fiscal year ended June 30, 2004. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be for the twelve-month period ended June 30, 2004, assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------------------------
SouthTrust Fund (based on the expenses for the fiscal year ended April 30, 2004)
---------------------------------------------------------------------------------------
 ------------------ ---------------- ---------------- ---------------- ----------------
 Management Fees
                      12b-1 Fees       Shareholder    Other Expenses     Total Fund
                                       Service Fees                       Operating
                                                                          Expenses

------------------- ---------------- ---------------- ---------------- ----------------
------------------- ---------------- ---------------- ---------------- ----------------
  0.60%(1)          0.25%(2)         0.25%(3)           0.28%          1.38%(4)
------------------- ---------------- ---------------- ---------------- ----------------

---------------------------------------------------------------------------------------
Evergreen  Fund (based on the expenses for the fiscal year ended June 30, 2004)
---------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- --------------------

   Management Fees
                            12b-1 Fees          Other Expenses         Total Fund
                                                                  Operating Expenses


----------------------- -------------------- --------------------- --------------------
----------------------- -------------------- --------------------- --------------------
       0.38%(5)                None                 0.18%                 0.56%
----------------------- -------------------- --------------------- --------------------

---------------------------------------------------------------------------------------

Evergreen Fund Pro Forma (based on what the estimated combined expenses of Evergreen Fund would have been for the 12 months ended June 30, 2004)(6)

---------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- --------------------

   Management Fees
                            12b-1 Fees          Other Expenses         Total Fund
                                                                   Operating Expenses


----------------------- -------------------- --------------------- --------------------
----------------------- -------------------- --------------------- --------------------
       0.38%(5)                None                 0.18%                 0.56%
----------------------- -------------------- --------------------- --------------------

(1) The investment advisor voluntarily waived a portion of the management fee, and can terminate this voluntary waiver at any time. The management fees paid by SouthTrust Fund (after the voluntary waivers) was 0.34% for the fiscal year ended April 30, 2004.

(2) SouthTrust Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended April 30, 2004, and has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending April 30, 2005.

(3) The shareholder servicing agent voluntarily waived a portion of the shareholder service fee. The shareholder servicing agent can terminate this voluntary waiver at any time. The shareholder services fees paid by SouthTrust
Fund (after the voluntary waiver) was 0.05% for the fiscal year ended April 30, 2004.

(4) Although not contractually obligated to do so, the investment advisor, the shareholder servicing agent and the administrator waived 0.71% for the fiscal year ended April 30, 2004. Total Fund Operating Expenses, after waivers, was 0.67%.

(5) These fees have been restated to reflect current fees.


(6) Evergreen Fund will be the accounting survivor following the Merger.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in SouthTrust Fund versus Evergreen Fund, both before and after the Merger, and are for illustration purposes only. The examples assume a 5% average annual return, the imposition of the maximum sales charge for SouthTrust Fund, that operating expenses before any voluntary waivers remain the same and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.


Examples of Fund Expenses

------------------------------- ---------------------------------- ----------------------------------------
                    SouthTrust Fund Evergreen Fund - Class I
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------------------------------------------------
                                                   Assuming Redemption at End of Period
------------------------------- ---------------------------------------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 1 year                                  $486                                   $57
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 3 years                                 $772                                  $179
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 5 years                                $1,079                                 $313
------------------------------- ---------------------------------- ----------------------------------------
------------------------------- ---------------------------------- ----------------------------------------
After 10 years                               $1,949                                 $701
------------------------------- ---------------------------------- ----------------------------------------

                  --------------------------------------------------------------
                                             Evergreen Fund
                                          Pro Forma - Class I
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                                  Assuming Redemption at End of Period
                  --------------------------------------------------------------
                  ------------------- ------------------------------------------
                  After 1 year                              $57
                  ------------------- ------------------------------------------
                  ------------------- ------------------------------------------
                  After 3 years                             $179
                  ------------------- ------------------------------------------
                  ------------------- ------------------------------------------
                  After 5 years                             $313
                  ------------------- ------------------------------------------
                  ------------------- ------------------------------------------
                  After 10 years                            $701
                  ------------------- ------------------------------------------

How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The tables below show the percentage gain or loss for the SouthTrust Fund in each full calendar year since the Fund's inception on January 10, 1996, and the percentage gain or loss for the Class I shares of Evergreen Fund for the past ten complete calendar years. The tables should give you a general idea of the risks of investing in each Fund by showing how the Fund's return has varied from year-to-year for the periods shown. This table includes the effects of Fund expenses, but not SouthTrust Fund's sales charges or recurring shareholder account fees. If these charges or fees had been included, returns for SouthTrust Fund would have been lower. The Class I shares of Evergreen Fund do not pay sales charges.

----------------------------------------------------------------------------------------------------------------
                                 SouthTrust Fund
---------------------------------------------------------------------------------------------------------------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
               `95        `96        `97       `98      `99       `00        `01       `02      `03       `04
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
30%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
20%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
10%                                 6.76%     7.00%              7.93%      6.63%    6.11%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
5%                                                                                            2.68%     1.21%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
0%                                                    1.33%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
-5%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------
-10%
----------- ---------- ---------- ---------- -------- -------- ---------- ---------- -------- --------- --------


                 Best Quarter:                         3rd Quarter 1998        +3.73%
                 Worst Quarter:                        2nd Quarter 2004        -1.71%


  ---------- ------------------------------------------------------------------------------------------------------
                            Evergreen Fund (Class I)
  ---------- ------------------------------------------------------------------------------------------------------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
             `95        `96       `97        `98      `99       `00        `01        `02       `03         `04
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  30%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  20%        14.52%                                             10.56%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  10%                             6.62%      8.06%                         8.52%      9.89%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  5%                    3.59%                         0.55%                                     4.03%     3.24%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  0
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  -5%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------
  -10%
  ---------- ---------- --------- ---------- -------- --------- ---------- ---------- --------- --------- ---------

                 Best Quarter:                         2nd Quarter 1995        +4.82%
                 Worst Quarter:                        2nd Quarter 2004        -2.38%

         The following tables list SouthTrust Fund's average annual total return over the past one and five years, and since inception (through 12/31/2004), including any applicable sales charges, and that of Evergreen Fund over the past one, five and ten years, and since inception (through 12/31/2004). These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund's performance with that of an index. At the bottom of the table, you can compare SouthTrust Fund's performance with the Merrill Lynch 1-5 Year Government/Corporate Index (ML1-5GC), a broad-based market index, and Evergreen Fund's performance with the Lehman Brothers Intermediate Term Government/Credit Index (LBIGCI), also a broad-based market index. The ML1-5GC is an unmanaged fixed income index that includes investment grade fixed-rate U.S. government, U.S. government agency, and corporate securities with one to five years remaining maturity. The LBIGCI is an unmanaged index of debt securities with maturities from one to 10 years, issued or guaranteed by the U.S. Treasury, U.S. government agencies, GSEs and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or better. An index does not include transaction costs associated with buying and selling securities or any mutual fund fees or expenses (including taxes). It is not possible to invest directly in an index.


Average Annual Total Returns (for the periods ended 12/31/2004)

--------------------------------------------------------------------------------------------------------------
                                               SouthTrust Fund
--------------------------------------------------------------------------------------------------------------
------------------------------------ ----------------- --------------- ---------------- ----------------------
                                                                                          Performance Since
                                          1 Year          5 Years         10 Years            Inception
                                                                                              1/9/1996
------------------------------------ ----------------- --------------- ---------------- ----------------------
------------------------------------ ----------------- --------------- ---------------- ----------------------
Return Before Taxes                       1.21%            4.88%             N/A                4.70%
------------------------------------ ----------------- --------------- ---------------- ----------------------
------------------------------------ ----------------- --------------- ---------------- ----------------------

Return After Taxes on                     -0.06%           3.01%             N/A                2.62%
Distributions*

------------------------------------ ----------------- --------------- ---------------- ----------------------
------------------------------------ ----------------- --------------- ---------------- ----------------------

Return After Taxes on                     0.78%            3.02%             N/A                2.70%
Distributions and Sale of Fund

Shares*
------------------------------------ ----------------- --------------- ---------------- ----------------------
------------------------------------ ----------------- --------------- ---------------- ----------------------

ML1-5GC                                   1.77%            6.12%             N/A                5.80%

------------------------------------ ----------------- --------------- ---------------- ----------------------

*After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

--------------------------------------------------------------------------------------------------------------
                                      Evergreen Fund - Class I Shares*
--------------------------------------------------------------------------------------------------------------
------------------------------------ ------------------ -------------- ----------------- ---------------------
                                                                                          Performance Since
                                          1 Year           5 Years         10 Years           Inception
                                                                                              3/31/1977
------------------------------------ ------------------ -------------- ----------------- ---------------------
------------------------------------ ------------------ -------------- ----------------- ---------------------
Return Before Taxes                        3.24%            7.21%           6.88%               7.89%
------------------------------------ ------------------ -------------- ----------------- ---------------------
------------------------------------ ------------------ -------------- ----------------- ---------------------

Return After Taxes on                      1.80%            4.97%           4.06%                N/A
Distributions**

------------------------------------ ------------------ -------------- ----------------- ---------------------
------------------------------------ ------------------ -------------- ----------------- ---------------------

Return After Taxes on                      2.09%            4.79%           4.10%                N/A
Distributions and Sale of Fund

Shares**
------------------------------------ ------------------ -------------- ----------------- ---------------------
------------------------------------ ------------------ -------------- ----------------- ---------------------
LBIGCI                                     3.04%            7.21%           7.16%               8.57%
------------------------------------ ------------------ -------------- ----------------- ---------------------

        * Historical performance shown for Class I prior to November 24, 1997, is based on Evergreen Fund's predecessor common trust fund's (CTF) performance adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

        ** The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to November 24, 1997 cannot be calculated.


         For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Evergreen Fund is also contained in management's discussion of Evergreen Fund's performance, attached as Exhibit B to the prospectus/proxy statement. This information appears in Evergreen Fund's most recent annual report.

Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee and sub-advisory fee be after the Merger?

Management of the Funds

         The overall management of Evergreen Fund and SouthTrust Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Fixed Income Trust and the Board of Trustees of SouthTrust Funds, respectively.

Investment Advisor


         EIMC is the investment advisor to Evergreen Fund and, as of January 3, 2005, to SouthTrust Fund. Following are some key facts about EIMC:


         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2004.
         o Has been managing mutual funds and private accounts since 1932.

         o Manages over $104.6 billion in assets for the Evergreen funds as of December 31, 2004.

         o Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

         -----------------------------------------------------------------------

Investment Sub-Advisor

     Tattersall Advisory Group, Inc. ("TAG") is the investment sub-advisor to Evergreen Fund. Following are some key facts about TAG:
         -----------------------------------------------------------------------

         o Is a subsidiary of Wachovia Corporation. o Has been managing fixed income accounts since 1976.
         o Manages over $7.9 billion in assets for 8 of the Evergreen funds as of December 31, 2004. o Is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

         -----------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Evergreen Fund after the Merger will be handled by:

         -----------------------------------------------------------------------
         o A team of fixed income portfolio management professionals of TAG, with team members responsible for various fixed income sectors.
         -----------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
o    0.42% of the first $250 million of average daily net assets;
o    0.40% of the next $250 million of average daily net assets;
o    0.38% of the next $500 million of average daily net assets;
o    0.35% of amounts over $1 billion.
         -----------------------------------------------------------------------

         For the fiscal year ended June 30, 2004, the aggregate advisory fee paid to EIMC by Evergreen Fund was:

         -----------------------------------------------------------------------

         o        0.41% of the Fund's average daily net assets.

         -----------------------------------------------------------------------

Sub-Advisory Fees


         Under the terms of the sub-advisory agreement, Evergreen Fund does not pay a fee to TAG.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

         Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, "Evergreen"), have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

         In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.


         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.


         In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

         Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.



What will be the primary federal tax consequences of the Merger?

         Prior to or at the time of the Merger, SouthTrust Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by SouthTrust Fund or its shareholders for federal income tax purposes, as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a SouthTrust Fund shareholder will be the same as the holding period and aggregate tax basis of shares of SouthTrust Fund previously held by such shareholder, provided that shares of SouthTrust Fund are held as capital assets. In addition, the holding period and tax basis of the assets of SouthTrust Fund in the hands of Evergreen Fund as a result of the Merger will be the same as the tax basis and holding period of such assets were in the hands of SouthTrust Fund immediately prior to the Merger. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of SouthTrust Fund's identified liabilities.


                                      RISKS

 What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment objectives and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.


------------------------------------------------------------- ------------------
SouthTrust Fund                                               Evergreen Fund
------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Interest Rate
              Risk. Both Funds invest exclusively in high quality,
                           short-term debt securities.

--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds invest principally in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the debt security held by the Fund, the more the Fund is subject to interest rate risk. If interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay.


------------------------------------------------------------- ------------------
SouthTrust Fund                                               Evergreen Fund
------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Credit Risk.
            Both Funds invest exclusively in high quality, short-term
                                debt securities.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since each Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.


------------------------------------------------------------- ------------------
SouthTrust Fund                                               Evergreen Fund
------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------

            The Funds are subject to Mortgage-Backed and Asset-Backed
              Securities Risk. Both Funds invest in mortgage-backed
                          and asset-backed securities.

--------------------------------------------------------------------------------

         Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

Are there any other risks of investing in the Funds?

         Although not a principal investment strategy, Evergreen Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar may result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In additional a Fund may incur costs associated with currency heeding and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase and sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

         In addition, Evergreen Fund may invest in a variety of derivative instruments including futures and options and up to 15% in swap transactions. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

         Although not currently an investment practice, Evergreen Fund may engage in certain transactions that create leverage, including certain types of uncovered mortgage dollar rolls and specific forms of securities lending with up to 30% of the Fund's assets. Leveraging can create special risks. Leveraging can exaggerate changes in the Fund's NAV and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. Evergreen Fund may also invest up to 10% in below investment grade bonds, commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.

         In addition, although not a principal risk, each Fund is subject to call risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, high credit risks, or other less favorable characteristics.



                               MERGER INFORMATION

Reasons for the Merger

         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and SouthTrust Corporation had managed the Evergreen family of funds and the SouthTrust family of funds, respectively. Since November 1, 2004, management of this newly-combined financial services company has undertaken the process of comparing product offerings within the SouthTrust and Evergreen fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated SouthTrust and Evergreen fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         At a special meeting held on December 9, 2004, all of the Trustees of SouthTrust Funds, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interest of SouthTrust Fund and its shareholders and that the interests of existing shareholders of SouthTrust Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Select Fixed Income Trust considered and approved the Merger at a regular meeting held on December 8-9, 2004. They determined that the Merger was in the best interest of Evergreen Fund and its shareholders, and that the interests of existing shareholders of Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees of SouthTrust Funds reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining SouthTrust Fund with Evergreen Fund. As of October 8, 2004, Evergreen Fund's total assets were approximately $1.3 billion and SouthTrust Fund's projected total assets for January 1, 2005 are approximately $80 million. By merging into Evergreen Fund, shareholders of SouthTrust Fund would have the benefit of a larger fund with similar investment objective and policies, and greater investment flexibility.


         The Trustees of SouthTrust Funds also considered the past one-, three- and five-year and year-to-date performance history for both Funds, which has been higher for Evergreen Fund. For the one-year period ended September 30, 2004, the average annual total return for the Class I shares of Evergreen Fund was 2.77%, while the average annual total return for shares of SouthTrust Fund was 1.12%. For the three-year period ended on the same date, the average annual total return for the Class I shares of Evergreen Fund was 5.46%, while the average annual total return for shares of SouthTrust Fund was 2.91%. For the five-year period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 7.11%, while the average annual total return for shares of SouthTrust Fund was 4.88%. For the year-to-date period, ended on the same date, the average annual total return for Class I shares of Evergreen Fund was 2.57%, while the average annual total return for shares of SouthTrust Fund was 0.95%.


         The Trustees of SouthTrust Funds also considered the relative expenses of the Funds. They noted that the expense ratio of Evergreen Fund is lower than that of SouthTrust Fund both before and after the Merger.

         In addition, the Trustees of SouthTrust Funds considered among other things:

o    the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that EIMC will bear the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the identified liabilities of SouthTrust Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o alternatives available to shareholders of SouthTrust Fund, including the ability to redeem their shares;

o    the investment experience, expertise and resources of EIMC;


o    the SEC investigation referred to above; and


o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

         In connection with their consideration of the Merger, the Trustees of SouthTrust Funds met with SouthTrust Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of SouthTrust Funds concluded that the proposed Merger would be in the best interests of SouthTrust Fund and its shareholders.

         In addition, Trustees of Evergreen Select Fixed Income Trust approved the Merger on behalf of Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this prospectus/proxy statement).


         The Plan provides that Evergreen Fund will acquire all of the assets of SouthTrust Fund in exchange for Class I shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund on or about March 18, 2005, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, SouthTrust Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date. Evergreen Fund will not assume any liabilities or obligations of SouthTrust Fund other than those reflected in an unaudited statement of assets and liabilities of SouthTrust Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Trustees and officers of SouthTrust Funds with certain indemnifications as set forth in the Plan.


         Shareholders of SouthTrust Fund will receive Class I shares of Evergreen Fund. The number of full (and fractional, if any) Class I shares of Evergreen Fund to be received by the shareholders of SouthTrust Fund will be determined by multiplying the number of full (and fractional, if any) shares of SouthTrust Fund by a factor which shall be computed by dividing the net asset value per share of the shares of SouthTrust Fund by the net asset value per share of the Class I shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class of shares of each Fund will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares. Evergreen Fund will then issue Class I shares to SouthTrust Fund to be distributed to its shareholders in exchange for their shares of SouthTrust Fund.

         State Street Bank and Trust Company, the custodian for Evergreen Fund and the expected custodian of SouthTrust Fund at the time of the Merger, will compute the net asset value per share of both the SouthTrust Fund's and the Evergreen Fund's portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         On or as soon after the Closing Date as is conveniently practicable, SouthTrust Fund will liquidate and distribute pro rata to SouthTrust Fund's shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by SouthTrust Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of SouthTrust Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account of SouthTrust Fund's shareholders will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to such shareholders. All issued and outstanding shares of SouthTrust Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, SouthTrust Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by SouthTrust Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding the approval by SouthTrust Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of SouthTrust Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by SouthTrust Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by SouthTrust Fund, Evergreen Fund or their respective shareholders.

         If SouthTrust Fund shareholders do not approve the Merger, the Trustees of SouthTrust Funds will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, SouthTrust Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of SouthTrust Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund followed by the distribution of Evergreen Fund's shares to the shareholders of SouthTrust Fund in liquidation of SouthTrust Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Fund and SouthTrust Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of SouthTrust Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund;

         (3) No gain or loss will be recognized by SouthTrust Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of SouthTrust Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to SouthTrust Fund's shareholders in exchange for their shares of SouthTrust Fund;

         (4) No gain or loss will be recognized by SouthTrust Fund's shareholders upon the exchange of their shares of SouthTrust Fund for shares of Evergreen Fund in liquidation of SouthTrust Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of SouthTrust Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of SouthTrust Fund will include the period during which the shares of SouthTrust Fund exchanged therefor were held by such shareholder (provided that the shares of SouthTrust Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of SouthTrust Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to SouthTrust Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which such assets were held by SouthTrust Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SouthTrust Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SouthTrust Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of SouthTrust Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of SouthTrust Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.


         As of October 31, 2004, SouthTrust Fund had capital loss carryforwards of approximately $3.0 million. The utilization of SouthTrust Fund's capital loss carryforward by Evergreen Fund following the merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:



         (1) For Evergreen Fund's taxable year that includes the date of the merger, utilization of the capital loss carryforward would be limited to Evergreen Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the merger and the denominator which is 365.

         (2) For Evergreen Fund's taxable years ending after the date of the merger, the capital loss carryforward may be used only to offset gains attributable to post-merger appreciation of the combined assets and the pre-merger appreciation attributable to SouthTrust Fund. This limitation expires five years after the date of the merger.

         The forgoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro Forma Capitalization

         The following table sets forth the capitalization of SouthTrust Fund and Evergreen Fund as of November 30, 2004 and the capitalization of Evergreen Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and assuming the Merger had been consummated on that date. The pro forma data reflects an exchange ratio of approximately 1.55 for each Class I share of Evergreen Fund issued for each share of SouthTrust Fund.


              Capitalization of SouthTrust Fund, Evergreen Fund and
                           Evergreen Fund (Pro Forma)*

------------------------------- ------------------ --------------------- --------------------- --------------------

                                 SouthTrust Fund      Evergreen Fund         Adjustments         Evergreen Fund

                                                                                                   (Pro Forma)
Net Assets

Class A                                       N/A           $17,148,865                   N/A          $17,148,865
Class B                                       N/A        $1,172,810,186                   N/A       $1,172,810,186
Class C                                       N/A           $86,169,888                   N/A          $86,169,888
Class I                                       N/A           $12,026,354           $86,326,818          $98,353,172
Class IS                                      N/A           $25,767,176                   N/A          $25,767,176
SouthTrust Fund shares                $86,326,818                   N/A         ($86,326,818)                  N/A
                                      -----------                   ---                                        ---
Total Net Assets                      $86,326,818        $1,313,922,469                    $0       $1,400,249,287

------------------------------- ------------------ --------------------- --------------------- --------------------
------------------------------- ------------------ --------------------- --------------------- --------------------
Net Asset Value Per Share

Class A                                       N/A                 $6.10                   N/A                $6.10
Class B                                       N/A                 $6.10                   N/A                $6.10
Class C                                       N/A                 $6.10                   N/A                $6.10
Class I                                       N/A                 $6.10                   N/A                $6.10
Class IS                                      N/A                 $6.10                   N/A                $6.10
SouthTrust Fund shares                      $9.47                   N/A                   N/A                  N/A

------------------------------- ------------------ --------------------- --------------------- --------------------
Shares Outstanding

Class A                                       N/A             2,812,062                   N/A            2,812,062
Class B                                       N/A           192,315,030                   N/A          192,315,030
Class C                                       N/A            14,130,165                   N/A           14,130,165
Class I                                       N/A             1,972,065            14,155,709           16,127,774
Class IS                                      N/A             4,225,311                   N/A            4,225,311
SouthTrust Fund shares                  9,114,604                   N/A           (9,114,604)                  N/A
                                        ---------                   ---           -----------                  ---
Total Shares Outstanding                9,114,604           215,454,633             5,041,105          229,610,342

------------------------------- ------------------ --------------------- --------------------- --------------------

         *Evergreen Fund will be the accounting survivor following the Merger.


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

         EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of Evergreen Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of shares of SouthTrust Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class IS. Only Class I shares are involved in the Merger. SouthTrust Fund offers one class of shares, which is involved in the Merger. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses").

         The following is a summary description of charges and fees for the Class I shares of Evergreen Fund that will be received by SouthTrust Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the Class I shares of Evergreen Fund and to shares of SouthTrust Fund are contained in each Fund's prospectus and statement of additional information.

         Sales Charges and Other Related Fees. Class I shares of Evergreen Fund are sold at net asset value without any front-end sales charge or contingent deferred sales charge (CDSC) and, as indicated below, are not subject to distribution-related or shareholder servicing-related fees. Class I shares of Evergreen Fund are only available to certain classes of investors as is more fully described in its prospectus. However, SouthTrust Fund shareholders who receive the Class I shares of Evergreen Fund in the Merger may continue to make subsequent purchases of Class I shares. Additional information regarding the other classes of shares offered by Evergreen Fund is included in Evergreen Fund's prospectus and statement of additional information.

         SouthTrust Fund does impose a sales charge of up to 3.50% for purchases of its shares and its shares are subject to a shareholder servicing fee. SouthTrust Fund will also charge a redemption fee of 1.00%, but only on purchases in excess of $1,000,000 which are redeemed within one year of purchase and were purchased at net asset value. See "Summary of the Merger" in this document and "What are the Funds' Fees and Expenses?" in SouthTrust Fund's prospectus for a description of the sales charge and redemption fee.

         Distribution-Related and Shareholder Servicing-Related Expenses. No Rule 12b-1 plan has been adopted by Class I shares of Evergreen Fund. SouthTrust Fund has adopted a Rule 12b-1 plan with respect to its shares under which the shares may pay for distribution-related expenses at an annual rate which may not exceed 0.25% of the Fund's average daily net assets attributable to the class. The purpose of the 12b-1 fees is to promote the sale of more shares of SouthTrust Fund to the public. SouthTrust Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts. For the fiscal year ended April 30, 2004, SouthTrust Fund did not pay or accrue a 12b-1 fee and currently has no intention of paying or accruing a 12b-1 fee in the current fiscal year. SouthTrust Fund pays a shareholder services fee at an annual rate of 0.25% of average daily net assets. For the fiscal year ended April 30, 2004, the amount paid in shareholder services fees by SouthTrust Fund after voluntary waivers was 0.05%. The shareholder servicing agent can terminate this voluntarily waiver at any time. For more information about distribution-related and shareholder servicing-related fees of SouthTrust Fund, see "What are the Funds' Fees and Expenses?" and "How are the Funds Sold?" in SouthTrust Fund's prospectus and "How are the Funds Sold?" in its statement of additional information.


Calculating the Share Price

         The value of one share of Evergreen Fund, also known as the net asset value, or NAV, is calculated by adding up Evergreen Fund's total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Evergreen Fund's NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

         The price per share you pay for an Evergreen Fund purchase or the amount you receive for an Evergreen Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

         Shares become entitled to income distributions declared generally on the first business day following receipt by Evergreen Fund's transfer agent of payment for the shares.

         Each security held by Evergreen Fund is valued using the most current market price quotations for that security. However, Evergreen Fund will "fair value" securities when (i) quotations are not available from any outside source;
(ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. Evergreen Fund will price these securities at a fair value according to policies established by Evergreen Fund's Board of Trustees.

         Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine Evergreen Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in Evergreen Fund and Evergreen Fund holds securities priced at fair value, this may have the effect of diluting or increasing the shareholder's investment.

       Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.


Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class I shares of Evergreen Fund is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. If the Merger is approved, SouthTrust Fund shareholders will not be subject to this minimum initial investment requirement. The minimum initial purchase requirement for SouthTrust Fund is $1,000, with a $50 minimum for subsequent purchases. Both Funds reserve the right to reject any purchase order. All funds invested in each Fund are invested in full and fractional shares. For more information on the pricing and purchasing of shares of each Fund, see "Calculating the Share Price," "How to Buy Shares" and "How to Reduce or Eliminate Your Sales Charge" in Evergreen Fund's prospectus and "What Do Shares Cost?" and "How to Purchase Shares" in SouthTrust Fund's prospectus.

         Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash. Both Funds may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. For more information on redeeming shares of each Fund, see "How to Redeem Shares" in Evergreen Fund's prospectus, and "How to Redeem and Exchange Shares" and "Account and Share Information" in SouthTrust Fund's prospectus.


Short-Term Trading Policy

         Excessive short-term trading in Evergreen Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of Evergreen Fund, harm Evergreen Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of Evergreen Fund's shares.

         To limit the negative effects on the funds of short-term trading, Evergreen Fund has adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, Evergreen Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if Evergreen Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. Evergreen Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, Evergreen Fund considers a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

         Evergreen Fund attempts to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on Evergreen Fund's ability to detect and prevent trading that would violate these restrictions. For example, while Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with Evergreen Fund, Evergreen Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with Evergreen Fund. In the case of omnibus accounts, Evergreen Fund may not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of Evergreen Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of Evergreen Fund's trading restrictions may occur despite Evergreen Fund's efforts to prevent them.


Exchange Privileges

         Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families, except that currently, shareholders of SouthTrust Fund may also exchange their shares for Class A shares of Federated Funds. Neither Fund imposes a sales charge on exchanges. An exchange within either fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such fund. Evergreen Fund may limit exchanges to five per calendar year and three per calendar quarter, while SouthTrust Fund has no express limit on the number of exchanges. However, it may modify or terminate the exchange privilege at any time. The SouthTrust Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other SouthTrust Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Each Fund does, however, reserve the right to reject any purchase or exchange and to terminate an investor's investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. For more information on each Fund's current exchange procedures, and the requirements and limitations attendant thereto, see "How to Reduce or Eliminate the Sales Charge" and "How to Redeem Shares" in Evergreen Fund's prospectus and "How to Redeem and Exchange Shares" in SouthTrust Fund's prospectus.

Distribution and Tax Policies


         Each Fund distributes its investment company taxable net income monthly, and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions, and tax treatment, see "Account and Share Information" in SouthTrust Fund's prospectus and "Tax Information" in its statement of additional information and "The Tax Consequences of Investing in the Fund" in Evergreen Fund's prospectus. For information on the tax consequences to SouthTrust Fund shareholders of the Merger, see the section entitled "Merger Information - Federal Income Tax Consequences".


         After the Merger, shareholders of SouthTrust Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of SouthTrust Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         Both Funds have qualified and intend to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.


                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Select Fixed Income Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Select Fixed Income Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as "Declaration of Trust"), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law. SouthTrust Fund is a series of SouthTrust Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. SouthTrust Funds is organized as a Massachusetts business trust and is governed by its Master Trust Agreement (referred to herein as a "Trust Agreement"), By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in SouthTrust Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. Evergreen Fund's Declaration of Trust and SouthTrust Fund's Trust Agreement permit the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.
Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that Evergreen Select Fixed Income Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Select Fixed Income Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Select Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Evergreen Select Fixed Income Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Select Fixed Income Trust is remote.

         Under Massachusetts law, shareholders of SouthTrust Fund could, under certain circumstances, be held personally liable for the obligations of SouthTrust Funds. However, the Trust Agreement disclaims shareholder liability for acts or obligations of SouthTrust Funds. In addition, the Trust Agreement provides for indemnification out of all the property of SouthTrust Fund for all loss and expense of any shareholder of SouthTrust Fund held personally liable for the obligations of SouthTrust Funds solely by reason of the shareholder being or having been a shareholder of SouthTrust Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and SouthTrust Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Select Fixed Income Trust, on behalf of Evergreen Fund, nor SouthTrust Funds, on behalf of SouthTrust Fund, is required to hold annual meetings of shareholders. However, with respect to Evergreen Select Fixed Income Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Select Fixed Income Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Select Fixed Income Trust nor SouthTrust Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to SouthTrust Fund, a majority (greater than 50%) of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For SouthTrust Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of Trustees of SouthTrust Funds, which requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Select Fixed Income Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of SouthTrust Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Evergreen Fund or attributable to the class over the liabilities belonging to Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of Evergreen Fund held by them and recorded on the books of Evergreen Fund. In the event of liquidation of SouthTrust Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to SouthTrust Fund, the Trustees will distribute the remaining assets belonging to SouthTrust Fund ratably among the holders of outstanding shares of SouthTrust Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Select Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         Under the Trust Agreement and By-Laws of SouthTrust Trust, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Trustees of the SouthTrust Funds have voted to retain both their ability and the ability of officers of SouthTrust Fund to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Select Fixed Income Trust and the Trust Agreement of SouthTrust Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware and Massachusetts law directly for more complete information.

               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees


         On November 1, 2004, and after approval by shareholders of both companies, SouthTrust Corporation merged into Wachovia Corporation. Subsequent to the merger of these publicly-traded bank holding companies, it was determined that SouthTrust Bank, the Southtrust Fund's investment advisor, would be merged into Wachovia bank, on or about January 3, 2005. In anticipation of this merger on December 9, 2004, the Trustees of SouthTrust Funds, all of whom were Independent Trustees, voted to terminate the existing Investment Advisory Agreement for SouthTrust Funds with SouthTrust Investment Advisors, a department of SouthTrust Bank (the "Prior Agreement"), and to approve an Investment Advisory Agreement for SouthTrust Funds with EIMC to become effective upon the merger of SouthTrust Bank and Wachovia Bank on January 3, 2005 and, subject to shareholder approval, to remain in effect until the earlier of the closing of the Merger (scheduled for March 2005) or May 31, 2005 (the "Advisory Agreement") pursuant to Rule 15a-4 of the 1940 Act. The Prior Agreement was last submitted to a vote of shareholders on August 27, 1992 with respect to SouthTrust Fund. Until the Advisory Agreement is approved by shareholders, advisory fees paid to EIMC under the Advisory Agreement will be paid into an escrow account at Wachovia Bank. Such fees will only be paid to EIMC if the Advisory Agreement included in this prospectus/proxy statement is approved by shareholders.

         The Trustees recognized that the purpose of the Advisory Agreement is to provide for the continuing management of the SouthTrust Fund in the same manner as currently provided for under the Prior Agreement, intil such time as the Merger with the Evergreen Fund is completed. The material factors considered by the Trustees in approving the Advisory Agreement were:

         (i) the expected nature and quality of services to be provided by EIMC to the SouthTrust Fund, including the fact that the existing investment management of the SouthTrust Fund is expected to continue under the Advisory Agreement;

         (ii)     the nature of the SEC investigation referred to above;

         (iii) the fact that there would be no change in the amount of advisory fees paid by SouthTrust Fund from amounts paid under the Prior Agreement, including the fact that EIMC has contractually agreed to waive fees and/or reimburse expenses in order to maintain the SouthTrust Fund's expense ratio in effect at the time EIMC begins to provide investment advisory services;

         (iv) the investment advisory experience and reputation of the personnel of EIMC, including the fact that the current investment personnel of SouthTrust Investment Advisors will continue managing the SouthTrust under EIMC until the Merger; and

         (v)      the depth of EIMC's administrative support services.

         Based on these factors and other factors, the Trustees approved the Advisory Agreement and concluded it was in the best interest of the SouthTrust Fund and its shareholders to recommend the approval of the Advisory Agreement to shareholders.


Terms of the Advisory Agreement

         The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, the form of which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of SouthTrust Funds, EIMC would be responsible for the day-to-day investment and reinvestment of SouthTrust Fund's securities, (2) that SouthTrust Fund will pay EIMC a maximum fee equal to 0.60% of average daily net assets; (3) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of SouthTrust Fund upon 60 days prior written notice; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements


         The Prior Agreement and the Advisory Agreement for SouthTrust Fund each provides that the investment advisor be paid a fee at the annual rate listed below:


  ------------------------------------------------------------------------------
  o        0.60% of average daily net assets.


  o EIMC agrees to continue to contractually waive fees and/or reimburse expenses so that SouthTrust Fund's management Total Fund Operating Expenses do not exceed 0.73%.

  ------------------------------------------------------------------------------

         For the most recently completed fiscal year ended on April 30, 2004, SouthTrust Fund paid $296,449 of aggregate advisory fees to SouthTrust Fund Advisors.

More Information about EIMC

         EIMC also serves as investment advisor to the following Evergreen Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:

                                                                                         Annual Investment
                                                 Net Assets as of September      Advisory Fee (as a Percent of Daily
                                                                  ----------                                   -----
   Fund                                                   30, 2004                    Net Assets of the Fund)
   ----                                                   --------                    -----------------------
Evergreen Short Intermediate Bond Fund                 $1,326,820,247         0.42% of first $250,000,000, plus
                                                                              0.40% of next $250,000,000, plus
                                                                              0.38% of next $500,000,000, plus
                                                                              0.35% of amounts over $1,000,000,000

Principal Executive Officers and Directors of EIMC

         The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

         Name                       Title

         Dennis H. Ferro            Director and  President
         W. Douglas Munn            Director and Chief Operating Officer
         Richard S. Gershen         Director
         Christopher P. Conkey      Chief Investment Officer
         Matthew Moss               Chief Financial Officer
         Michael H. Koonce Chief Legal Officer and Secretary
         Barbara A. Lapple Chief Compliance Officer and Senior Vice President

Additional Information


SouthTrust Bank was custodian of the securities and cash of SouthTrust Fund until its merger into Wachovia Bank on January 3, 2005, when Wachovia Bank became the Fund's custodian. For these services, SouthTrust Fund paid custody fees in the amount of $8,719 for the fiscal year ended April 30, 2004. SouthTrust Bank was a wholly-owned subsidiary of SouthTrust Corporation until the merger of that corporation into Wachovia Corporation in November 2004.




                    VOTING INFORMATION CONCERNING THE MEETING


         This prospectus/proxy statement is being sent to shareholders of SouthTrust Fund in connection with a solicitation of proxies by the Trustees of SouthTrust Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., Eastern time, on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and at any adjournment(s) thereof. This prospectus/proxy statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of SouthTrust Fund on or about February 16, 2005. Only shareholders of record as of the close of business on January 7, 2005 (the "Record Date") will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies on which no instructions are given will be voted FOR the proposed Merger, FOR the Advisory Agreement and FOR any other matter deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger and against the Advisory Agreement, which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement which is received by the Trust prior to the Meeting;
(ii) properly executing and delivering a subsequent proxy, which is received by SouthTrust Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger contemplated thereby and FOR approval of the Advisory Agreement.

         The holders of a majority of the shares of SouthTrust Fund outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of the Merger will require the affirmative vote of a majority (greater than 50%) of SouthTrust Fund's shares outstanding. Approval of the Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of SouthTrust Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(a) 67% of the shares of the SouthTrust Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of SouthTrust Fund outstanding on the Record Date.


         In voting for the Merger and the Advisory Agreement, each share of SouthTrust Fund will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of SouthTrust Funds (who will not be paid for their soliciting activities). In addition, Investor Connect, the Fund's proxy solicitor, may make proxy solicitations. Investor Connect has been engaged to assist the solicitation of proxies at an estimated cost of $900, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, vote by telephone or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) As discussed above, any proxy given by you is revocable.


         If SouthTrust Fund shareholders do not vote to approve the Merger and/or the Advisory Agreement, the Trustees of SouthTrust Fund will consider other possible courses of action in the best interests of shareholders. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. Any adjournments will require an affirmative vote by a majority of the shares entitled to vote on the proposal present in person or by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

         A SouthTrust Fund shareholder who objects to the proposed Merger will not be entitled under either Massachusetts law or the Trust Agreement of SouthTrust Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of SouthTrust Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of SouthTrust Fund may wish to consult their tax advisors as to any differing consequences of redeeming SouthTrust Fund shares prior to the Merger or exchanging such shares in the Merger for Evergreen Fund shares.

         SouthTrust Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of SouthTrust Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by SouthTrust Fund in a reasonable period of time prior to the time before SouthTrust Fund solicits proxies for that meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise SouthTrust Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of SouthTrust Fund.

Shareholder Information


         As of the Record Date, 8,509,597.357 shares of beneficial interest of SouthTrust Fund were outstanding.


         As of the Record Date, the officers and Trustees of SouthTrust Funds beneficially owned as a group less than 1% of the outstanding shares of SouthTrust Fund. To SouthTrust Fund's knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of SouthTrust Fund as of the Record Date:


------------------------------------ ------ ------------------- ------------------------------ -----------------------------

Name and Address                     Class    No. of Shares         Percentage of Shares          Percentage of Shares
----------------                     -----    -------------         ---------------------         --------------------
                                                                        Before Merger                  After Merger
                                                                        -------------                  ------------

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

LYNSPEN & CO                           I      6,556,068.197                77.04 %                        5.08%
ATTN PAT KULOVITZ
PO BOX 2554
BIRMINGHAM AL  35290-2554

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

LYNSPEN & CO                           I       695,482.648                 8.17 %                         0.54%
ATTN MUTUAL FUNDS
PO BOX 830804
BIRMINGHAM AL  35283-0804

------------------------------------ ------ ------------------- ------------------------------ -----------------------------


         As of the Record Date, the officers and Trustees of Evergreen Select Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Select Fixed Income Trust's knowledge, the following persons owned beneficially or of record 5% or more of any of the following classes of Evergreen Fund's outstanding shares as of the Record Date:

------------------------------------ ------ ------------------- ------------------------------ -----------------------------

Name and Address                     Class    No. of Shares       Percentage of Shares of        Percentage of Shares of
----------------                     -----    -------------       ------------------------       ------------------------
                                                                     Class Before Merger            Class After Merger

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

WACHOVIA BANK                          I      17,063,380.071                9.13%                         8.53%
401K ACCOUNTS
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-0001


------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

WACHOVIA BANK                          I      30,110,124.160               16.12%                         15.06%
REINVEST ACCT
ATTN TRUST OPER FD GRP
401 S. TRYON ST 3rd FL CMG 1151
CHARLOTTE, NC 28288-1934

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

WACHOVIA BANK                          I     108,133,228.508               57.88%                         54.07%
CASH ACCT
ATTN TRUST OPER FD GRP
401 S. TRYON ST 3rd FL CMG 1151
CHARLOTTE, NC 28288-1934


------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

WACHOVIA BANK                          I      11,579,699.107                6.20%                         5.79%
CASH/REINVEST ACCT
NC ATTN TRUST OPER FD GRP
401 S. TRYON ST 3rd FL CMG 1151
CHARLOTTE, NC 28288-1934


------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

SEI PRIVATE TRUST COMPANY              I      16,051,270.400                8.59%                         8.03%
C/O WACHOVIA BANK
ATTN MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456

------------------------------------ ------ ------------------- ------------------------------ -----------------------------

THE TRUSTEES OF SOUTHTRUST FUNDS RECOMMEND APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER AND THE ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS

         The annual report of SouthTrust Fund, dated April 30, 2004, and the annual report of Evergreen Fund, dated June 30, 2004, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein into this prospectus/proxy statement and into the Registration Statement in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D. C.

                             ADDITIONAL INFORMATION

         SouthTrust Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.


                                 OTHER BUSINESS

         The Trustees of SouthTrust Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.


February 16, 2005

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
        c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee



     TRUST ACCOUNTS


     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number indicated on your proxy card.
3. Enter the control number found on your proxy card.
4. Follow the simple recorded instructions.


     Vote By Internet:

1.   Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Investor Connect, our proxy solicitor, at 800-780-7527 (toll free).

                                                                     EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of January, 2005, by and between Evergreen Select Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Short Intermediate Bond Fund series (the "Acquiring Fund"), and the SouthTrust Funds, a Massachusetts business trust, with its principal place of business at 420 North 20th Street, Birmingham, Alabama 35203 (the "Selling Fund Trust"), with respect to its SouthTrust Income Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
    THE ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES
                       AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee and officer of the Selling Fund Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under the Selling Fund Trust's Master Trust Agreement and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D&O insurance coverage for the Trustees and officers of the Selling Fund Trust for a period of three years following the Closing Date.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)), which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class I shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. State Street Bank and Trust Company shall make all computations of value in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 21, 2005 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof, and except for any liability under the Trust's administrative services agreement with Federated Services Company, as to which Evergreen Investment Management Company has agreed to hold the Trust harmless.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at April 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since April 30, 2004, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at June 30, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling
                  Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein

                  (g) Since June 30, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.


                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Reed Smith, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under Chapter 182. Voluntary Associations and Certain Trust of the Annotated Laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Reed Smith, LLP appropriate to render the opinions expressed therein. Such counsel shall also state that they have participated in or made reasonable inquiry about conferences with officers and other representatives of the Selling Fund Trust at which the contents of the Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Trust's officers and other representatives of the Selling Fund Trust), no facts have come to their attention that lead them to believe that the Registration Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund Trust or the Selling Fund Trust or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund Trust or the Selling Fund Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Selling Fund or the Acquiring Fund, contained in the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

(c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                    ARTICLE IX

                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof, provided however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                EVERGREEN SELECT FIXED INCOME TRUST ON BEHALF OF EVERGREEN SHORT INTERMEDIATE BOND FUND


                 By: /s/ Maureen E. Towle
                 Name: Maureen E. Towle
                Title:   Authorized Officer




              SOUTHTRUST FUNDS ON BEHALF OF SOUTHTRUST INCOME FUND


                By: /s/ Charles L. Davis, Jr.

                Name: Charles L. Davis, Jr.

                Title:   Authorized Officer



              EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

              Solely for the purposes of Articles 1.3 and 9.1 of the Agreement,

               By: /s/ Michael H. Koonce

               Name: Michael H. Koonce

               Title: Authorized Officer

                                                                  EXHIBIT B


                     EVERGREEN SHORT INTERMEDIATE BOND FUND
                                FUND AT A GLANCE
                                [GRAPHIC OMITTED]
                               as of June 30, 2004


                                 MANAGEMENT TEAM
                         Tattersall Advisory Group, Inc.
                            CURRENT INVESTMENT STYLE

                            Source: Morningstar, Inc.
                 Morningstar's style box is based on a portfolio
                              date as of 6/30/2004.
The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

           PERFORMANCE AND RETURNS Portfolio inception date: 3/31/1977

                                          Class A      Class B      Class C       Class I       Class IS
Class inception date                     6/5/2002     6/5/2002     6/5/2002      11/24/1997     3/9/1998
Nasdaq symbol                              EFXAX        EFXBX        EFXCX         ESFIX          EFISX
Average annual return*
1 year with sales charge                  -3.61%       -6.04%       -2.22%          N/A            N/A
1 year w/o sales charge                   -0.41%       -1.27%       -1.27%         -0.27%        -0.52%
5 year                                     5.99%        6.00%        6.32%         6.76%          6.49%
10 year                                    6.20%        6.36%        6.36%         6.58%          6.31%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C, I or IS shares, please go to

EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge for each class of shares is as follows: 3.25% for Class A, 5.00% for Class B and 1.00% for Class
C. Class I and Class IS shares are not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund's Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

                                LONG-TERM GROWTH


Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned -0.41% for the twelve-month period ended June 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Intermediate Government/Credit Index (LBIGCI), returned -0.07%.

The fixed income markets exhibited considerable volatility during the twelve-month period ended June 30, 2004 as interest rates fluctuated with changing expectations about the health of the economy and the potential for rising inflation. Rates rose in the first and fourth quarters and declined in the second and third quarters of the fiscal year. The volatility was most evident in the final three months, when market interest rates backed up on news that new jobs were being created faster than had been expected and that the Federal Reserve was likely to begin tightening monetary policy. The anticipated change in policy by the Federal Reserve finally occurred on the final day of the fiscal year when the fed funds rate was raised from 1.00% to 1.25%. The Fed also indicated the likelihood that it would raise short-term rates further in the months ahead, but gradually rather than quickly. The strengthening of the economy led to improved corporate profits, and the corporate sector was generally the best performing part of the bond market, with lower-rated securities outperforming investment-grade bonds.

At the start of the fiscal year, the portfolio was generally overweighted in corporate securities and benefited when that sector outperformed the market in the third quarter of 2003. In the final quarter, the overweight in corporates was reduced, and profits were taken. To guard against the risks of mortgage prepayments, we focused on those mortgages with more reliable income streams as the year progressed. In general, the sector decisions supported performance. The fund's performance was in line with that of its benchmark, LBIGCI.

At the start of the fiscal year, the portfolio's sensitivity to interest rate changes was neutral to the benchmark LBIGCI. As evidence of continuing economic growth increased the likelihood that interest rates would start rising, we gradually reduced duration -- or sensitivity to changes in interest rates -- beginning in the second quarter of the fiscal year, which coincided with the final quarter of 2003. At the end of the fiscal year, the portfolio's duration was 3.63 years, compared to 3.72 years for the benchmark LBIGCI. Duration management was generally supportive of performance. The decision during the final six months of the fiscal year to have a bar-belled strategy, with overweights in cash and 10-year securities, added to performance.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of June 30, 2004, and subject to change.

                                                                     EXHIBIT C




                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of January 3, 2005, between SouthTrust Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and Evergreen Investment Management Company, LLC (the "Adviser"), a registered investment adviser and department of Wachovia Bank.

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act'); and

         WHEREAS, the Company has six investment portfolios: SouthTrust U.S. Treasury Money Market Fund, SouthTrust Bond Fund, SouthTrust Value Fund, SouthTrust Income Fund, SouthTrust Alabama Tax-Free Income Fund, and SouthTrust Growth Fund (the "Portfolios"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Portfolios, and the Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Company has furnished the Adviser with properly certified and authenticated copies of each of the following:

                  (a) The Company's Master Trust Agreement dated March 4, 1992 as amended from time to time (the "Master Trust Agreement");

                  (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the "By-Laws");

                  (c) Resolutions of the Company's Board of Trustees authorizing the appointment of the Adviser as investment adviser and approving this Agreement;

                  (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 5, 1992 and all amendments thereto;

                  (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and under the 1940 Act as filed with the SEC on March 5, 1992 and all amendments thereto; and

                  (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

         The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management.

                  (a) Subject to the supervision of the Company's Board of Trustees, the Adviser will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

                  (b) The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

                  (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain The Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

                  (d) The Adviser further agrees that it:

                           (i) will comply with all applicable Rules and
Regulations of the SEC, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                           (ii) will select broker-dealers in accordance with
guidelines established by the Company's Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services);

                           (iii) will maintain books and records with respect to
the securities transactions of the
Company's Portfolios, and will furnish the Company's Board of Trustees with such periodic, regular and special reports as the Board may request; and

                           (iv) will treat confidentially and as proprietary
information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         4. Services Not Exclusive. The investment management services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .50% of the average daily net assets of the SouthTrust U.S. Treasury Money Market Fund, .60% of the average daily net assets of the SouthTrust Bond Fund, .75% of the average daily net assets of the SouthTrust Value Fund, .60% of the average daily net assets of the SouthTrust Income Fund, .75% of the average daily net assets of the SouthTrust Growth Fund, and .60% of the average daily net assets of the SouthTrust Alabama Tax-Free Income Fund." net assets of the Bond Fund and .75% of the average daily net assets of the Stock Fund.

         Such fees shall be paid into escrow until such time as the Company's shareholders approve this Agreement in the manner required by applicable law.

         If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state in which shares of a Portfolio are qualified for sale, the Adviser will reimburse the applicable Portfolio for such excess expenses. The obligation of the Adviser to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee payable by such Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

         8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Adviser in the performance of its obligations and duties under this Agreement.

         9. Duration and Termination.

                  (a) With respect to each Portfolio, this Agreement shall continue in effect until the effective date of the reorganization of such Portfolio into a comparable Evergreen Fund; provided, however that if the shareholders of such Portfolio have not approved this Agreement within 150 days from the date hereof, this Agreement shall terminate with respect to that Portfolio.

                  (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios) or by the Adviser on sixty days' written notice.

                  (c) This Agreement will immediately terminate in the event of its assignment.

                  (d) As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning of such terms in the 1940 Act.

                  (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

         11. Names. The term "SouthTrust Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Company dated March 4, 1992 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only to the trust property of the Company, as provided in the Master Trust Agreement of the Company. The execution and delivery of this Agreement has been authorized by the Trustees of the Company and signed by the President of the Company, acting as such; and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

         12. Regulation S-P Compliance.

                  (a) The Company and the Adviser hereby acknowledge that the Fund may disclose shareholder "nonpublic personal information" ("NPI") as contemplated by Regulation S-P, 17 CFR Page 248, to the Adviser as agent of the Fund and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders. The Fund and the Adviser further acknowledge that Regulation S-P permits financial institutions, such as the Fund, to disclose NPI of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI").

                  (b) The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss. 248.13.

                  (c) The Adviser further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

o insure the security and confidentiality of records and NPI of Fund customers,
o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and
o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

                  (d) The Adviser may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Adviser ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

                  (e) The Adviser may redisclose Section 248.14 NPI and Section
248.15 NPI to: (i) the Funds and Fund Affiliates; (ii) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

                  (f) The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          SOUTHTRUST FUNDS


                           By: /s/ Beth S. Broderick

                           Name: Beth S. Broderick

                           Title: Vice President



                       EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                          By: /s/ Christopher P. Conkey

                           Name: Christopher P. Conkey

                          Title: Executive Managing Director

                                                               January 3, 2005


SouthTrust Funds
420 North 20th Street
Birmingham, AL 35203

         In connection with the Investment Advisory Agreement dated January 3, 2005, by and between SouthTrust Funds ("the Funds") and Evergreen Investment Management Company, LLC ("EIMC"), EIMC hereby agrees to waive fees and/or reimburse expenses of any Fund incurred or accrued commencing on the date EIMC commences serving as the investment adviser to the Fund to the extent that the Fund's Total Operating Expenses during that period as a percentage of Fund's average net assets during that period on an annualized basis would otherwise exceed the percentage for that Fund set forth below:

               SouthTrust U.S. Treasury Money Market Fund - 0.58%
                          SouthTrust Value Fund - 1.01%
                          SouthTrust Bond Fund - 0.93%
                         SouthTrust Income Fund - 0.73%
                 SouthTrust Alabama Tax Free Income Fund - 0.69%
                         SouthTrust Growth Fund - 1.20%

         This agreement may be terminated by EIMC after May 31, 2005 upon 60 days' written notice by EIMC to the Funds, provided, however, that any such termination shall not relieve EIMC of its obligation hereunder with respect to any period prior to the termination date.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                    Evergreen Investment Management Company, LLC

                                     By: /s/ Christopher P. Conkey
                                     Title: Executive Managing Director


Agreed and Accepted To:

SOUTHRTUST FUNDS


By: /s/ Beth S. Broderick
Title: Vice President

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                              SOUTHTRUST INCOME FUND

                                   a Series of

                                SOUTHTRUST FUNDS
                              420 North 20th Street
                            Birmingham, Alabama 35203

                        By and In Exchange For Shares of

                     EVERGREEN SHORT INTERMEDIATE BOND FUND

                                   a Series of

                       EVERGREEN SELECT FIXED INCOME TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of SouthTrust Income Fund
("SouthTrust Fund"), a series of SouthTrust Funds, to Evergreen Short Intermediate Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, in exchange for Class I shares (to be issued to holders of SouthTrust Fund shares of SouthTrust Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of SouthTrust Fund, dated June 30, 2004;

(2) The Statement of Additional Information of Evergreen Fund, dated November 1, 2004;

(3)           Annual Report of SouthTrust Fund, dated April 30, 2004;  and

(4)           Annual Report of Evergreen Fund, dated June 30, 2004.


         The pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] need not be prepared since the net asset value of the SouthTrust Fund does not exceed ten percent of Evergreen Fund's net asset value.

         We have also confirmed that this statement is true as of December 31, 2004, which is within 30 days of the filing.

         After the Merger, Evergreen Fund will be the accounting and performance survivor.

     This  Statement  of  Additional  Information,  which  is not a  prospectus, supplements,  and  should  be read in  conjunction  with,  the  Prospectus/Proxy
Statement  of   SouthTrust  Fund  dated  February  16,  2005.  A  copy  of  the
Prospectus/Proxy Statement may be obtained without charge by calling or writing to SouthTrust Funds at the address or phone number set forth above.

         The date of this Statement of Additional Information is February 16, 2005.

           SOUTHTRUST INCOME FUND STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information


SOUTHTRUST BOND FUND

SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund (the Funds) dated June 30, 2004. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Reports without charge by calling 1-800-843-8618.

June 30, 2004





                           Contents
                           How are the Funds Organized?
                           Securities in Which the Funds Invest
                           What do Shares Cost?
                           How are the Funds Sold?
                           Exchanging Securities for Shares
                           Subaccounting Services
                           Redemption Fee
                           Redemption in Kind
                           Massachusetts Partnership Law
                           Account and Share Information
                           Tax Information
                           Who Manages and Provides Services to the Funds? How Do the Funds Measure Performance?
                           Financial Information
                           Investment Ratings
                           Addresses


Cusip 844734202
Cusip 844734400
Cusip 844734608

G00859-07 (6/04)





HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Bond Fund and SouthTrust Income Fund are diversified portfolios of SouthTrust Funds (Company). The Alabama Tax-Free Income Fund is a non-diversified portfolio of the Company. The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund. The Funds' investment adviser is SouthTrust Investment Advisors(Adviser), a registered investment adviser and a department of SouthTrust Bank.


SECURITIES IN WHICH THE FUNDS INVESTS

In pursuing its investment strategy, the Funds may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P =Principal investment of the Funds;

A = Acceptable (but not principal) investment of the Funds; or

N = Not an acceptable investment of the Funds.

                                                                     Alabama Tax
Securities                              Bond Fund   Income      Free Income
                                                     Fund       Fund
Equity Securities                           N         A           N
   Common Stocks                            N         A           N
   Preferred Stocks                         A         A           N
   Warrants                                 N         A           N
Fixed Income Securities                     P         P           A
   Treasury Securities                      P         P           A
   Agency Securities                        P         P           N
   Corporate Debt Obligations 1             P         P           N
      Commercial Paper                      A         A           N
      Demand Instruments                    A         A           N
   Taxable Municipal Bonds                  A         A           N
   Mortgage-Backed Securities 2             P         P           N
   Collateralized Mortgage Obligations      P         P           N
(CMOs)
      Sequential CMOs                       P         P           N
      PACs, TACs and Companion Classes      P         P           N
      IOs and POs                           A         A           N
      Floaters and Inverse Floaters         A         A           N
      Z Classes and Residual Classes        A         A           N
   Asset Backed Securities                  P         P           N
   Zero Coupon Securities                   A         A           N
   Bank Instruments                         A         A           A
   Credit Enhancement                       A         A           A
  Convertible Securities 3                  A         A           N
  Tax Exempt Securities                     N         N           P
   General Obligation Bonds                 N         N           P
   Special Revenue Bonds                    N         N           P
  Private Activity Bonds                    N         N           A
  Tax Increment Financing Bonds             N         N           A
  Municipal Notes                           N         N           A
  Municipal Bond Insurance                  N         N           A
Variable Rate Demand Instruments            A         A           A
Foreign Securities                          A         A           N
   Depositary Receipts                      A         A           N
   Foreign Government Securities            A         A           N
Derivative Contracts                        A         A           A
Special Transactions                        A         A           A
   Repurchase Agreements                    A         A           A
   Reverse Repurchase Agreements            A         A           N
   Delayed Delivery Transactions            A         A           N
   To Be Announced Securities               A         A           N
   Securities Lending 4                     A         A           A
   Asset Coverage                           A         A           A
Investing in Securities of Other            A         A           A
Investment Companies
Illiquid Securities                         A         A           A

1. The Bond Fund and Income Fund may invest in corporate debt obligations which are rated, at the time of purchase, investment grade by an NRSRO, or, if unrated, are of comparable quality as determined by the Adviser. If a security's rating is reduced below the required minimum after a Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

2. The Bond Fund and Income Fund will invest in mortgage backed securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

3. The Bond Fund and Income Fund will invest in convertible securities which are rated, at the time of purchase, investment grade by an NRSRO, or if unrated, of comparable quality as determined by the Adviser.

4. Such loans will not exceed 33 1/3% of a Fund's total assets. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Income Fund invests. The Bond Fund may invest in preferred stocks.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.



Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

All of the Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Bond Fund and Income Fund have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Alabama Tax-Free Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Bond Insurance

The Alabama Tax-Free Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities ("Policy" or "Policies"). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may by purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's portfolio may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities).

Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable for those payments of interest and principal which are due and owing at the time of the sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), or any other municipal bond insurer which is rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, (Moody's). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Fund reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.



Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


Special Transactions

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Illiquid Securities

The Funds may invest up to 15% of the total value of their net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid.

Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in U.S. government obligations, notes, zero coupon securities (in the case of the Bond Fund and Income Fund), and repurchase agreements collateralized by U.S. government obligations. In the case of Alabama Tax-Free Fund, temporary defensive investments may include taxable securities. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RISKS

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Sector Risks

o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Call Risks

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Interest Rate Risks

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Stock Market Risks

o The value of equity securities in the Income Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Tax Risks

o In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Alabama Tax-Free Fund to shareholders to be taxable.

o Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Currency Risks

o Exchange rates for currencies fluctuate daily. The combination of currency risk and interest rate risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Funds' investments.



Risks of Investing in Derivative Contracts

o The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.



Risks of Investing in Alabama

o The economy of Alabama historically has relied on manufacturing and natural resource-based industries which included textiles, apparel, food processing, coal mining and timber. Throughout the 1990's, many of these industries have faced intense competition from overseas and have been forced to downsize or dramatically alter the way they do business in response to these threats. As a result, the Alabama economy has undergone much diversification and transition in the past decade. Since the 1991 recession, the State's proactive business development policies have yielded big results with growth in high technology, health care, banking and business services, particularly in the Birmingham, Huntsville, and Mobile metropolitan areas. Once heavily reliant on the steel industry, the Greater Birmingham area has exhibited significant transformation, and has demonstrated its resiliency by attracting several major companies to the region in recent years. This has fueled a dramatic suburban expansion that has greatly benefited the real estate development and construction trades.

o The outlook for the future is that modest economic growth will continue with growth in some industries more than offsetting downsizing in the textile and apparel sectors. Particularly noteworthy is growth associated with automobile manufacturing as Mercedes-Benz (a subsidiary of Daimler-Chrysler) has operated an assembly plant in Vance, Alabama since 1998 and Honda has built a plant in Lincoln, Alabama which was completed in 2001 to meet increased demand for sport-utility vehicles. This should allow solid employment growth to continue with unemployment expected to keep pace with the national average as it has substantially closed the gap. These trends indicate stable to modestly improving demographic and credit fundamentals for issuers of municipal debt within the State.

o The State has been characterized by conservative financial management and fiscal practices as is evidenced by its fairly low general obligation debt burden and its ability to consistently maintain a AA credit rating from both Standard and Poor's and Moody's Investors Service. The state constitution does not allow for deficit spending so should a revenue shortfall occur, the governor is required to cutback spending across the board. This has not occurred since 1993 and is not expected in the current year.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreement secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940 (1940 Act).

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8.   Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act.

Because the Bond Fund's name refers to bonds, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in investment grade bonds.

Portfolio Turnover

The Bond Fund experienced higher turnover variation during the past two years. The Bond Fund's portfolio was restructured as a result of the Adviser's expectation of the general direction of interest rates.


Determining Market Value of Securities

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price or official closing price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service;

o futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the- counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in accordance with procedures established by and under general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.



WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:


Quantity Discounts

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a Trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 30 days, your redemption proceeds at the next determined NAV, without any sales charge.

Through SouthTrust Funds Shareholder Services

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV, without any Sales charge.

Purchases by Affiliates of the Funds

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the current or retired Trustees, employees and sales representatives of the Funds, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals;

o    retired employees of SouthTrust Corporation and it's affiliates;

o investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and

o employees who purchase Shares through a payroll deduction plan sponsored by their employees.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (Income Fund and Alabama Tax Free Income Fund Only)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive payments under the Rule 12b-1 Plan and/or Service Fees.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at NAV (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Funds and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o    redemptions through certain automatic withdrawals.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Bond Fund Shares: LYNSPEN & Co., Birmingham, AL, owned approximately 10,445,465 Shares (77.92%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Income Fund Shares: LYNSPEN & Co.,
Birmingham, AL owned approximately 8,209,732 Shares (90.35%).

As of June 1, 2004 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Alabama Tax-Free Income Fund Shares: FISERV, Philadelphia, PA, owned approximately 968,370 Shares (16.95%); LYNSPEN &
Co., Birmingham, AL, owned approximately 4,550,555 Shares (79.64%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will pay federal income tax.

The Funds will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Company comprises six portfolios.

As of June 1, 2004, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
       Name
    Birth Date                                                  Aggregate
      Address                                                 Compensation
  Positions Held    Principal Occupation(s) for Past Five     From Company
   with Company      Years, Other Directorships Held and   (past fiscal year)
Date Service Began           Previous Positions
--------------------------------------------------------------------------------
  William O. Vann *Principal Occupations:  President and         $12,000
    Birth Date:    Chairman, Vann Family Investments,
January 28, 1942   LLC; Trustee and Past Chairman, The
P.O. Box 10645     Childrens' Hospital of Alabama.
Birmingham, AL
TRUSTEE            Previous Position: Chairman and Chief
Began serving:     Executive Officer, Young & Vann
April 1992         Supply Co.; Partner, B&B
                   Investments.

Thomas M. Grady.*  Principal Occupations:  Partner of the        $12,000
Birth Date: July   law firm of Hartsell & Williams,
25, 1941           P.A.; Member, Board of Directors,
P.O. Box 2         Pfeiffer University; Trustee, Cannon
-------------------Foundation.
708 McLain Road
Kannapolis, NC
TRUSTEE
Began serving:
March 1996

Billy L. Harbert,   Principal Occupations:  President and        $12,000
Jr. *               Chief Executive Officer, B. L.
Birth Date: May     Harbert International LLC
23, 1965            (construction).
-------------------
B.L. Harbert Other Directorships Held: International LLC Member/Shareholder, Bonaventure 820 Shades Creek Capital, LLC; Member /Shareholder, Parkway Bonaventure Partners LLC; Board Birmingham, AL Member/ Shareholder, Founders Trust TRUSTEE Company, Inc.; and Member Began serving: /Shareholder, Treble Range Partners,
March 1998          LLC.


--------------------------------------------------------------------------------
* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation. Each "interested" Trustee has resigned from the Company effective as of the close of the June 4, 2004 Board Meeting.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

        Name
     Birth Date                                                   Aggregate
       Address                                                   Compensation
 Positions Held with    Principal Occupation(s) for Past Five    From Company
       Company           Years, Other Directorships Held and     past fiscal
 Date Service Began              Previous Positions                 year)
-------------------------------------------------------------------------------
Charles G. Brown, IIIPrincipal Occupation:  President, Tubular     $13,200
Birth Date: November Products Company (since 1985); Managing
27, 1953             Partner, Red Hollow Partnership.
Tubular Products Co.
1400 Red Hollow Road
Birmingham, AL
CHAIRMAN AND TRUSTEE
Began serving: April
1992

Russell W. Chambliss Principal Occupations:  President and         $12,000
Birth Date: December Chief Executive Officer, Mason Corporation
26, 1951             (manufacturer of roll formed aluminum and
Mason Corporation    steel products).
123 Oxmoor Road
---------------------
Birmingham, AL
TRUSTEE
Began serving: April
1992

Dr. Lawrence W.      Principal Occupation:  Sr. Managing           $12,000
Greer                Partner, Greer Capital Advisers;
Birth Date: October  President, S.C.O.U.T. Corp.
26, 1944
---------------------Other Directorships Held: Chairman, Board
Greer Capital        of Directors, Southern BioSystems;
Advisers LLC         Director, Daily Access Concepts, Inc.,
2200 Woodcrest       Electronic HealthCare Systems, Inc.,
Place, Suite 309     Cumberland Pharmaceuticals, Biotechnology
Birmingham, AL       Association of Alabama, and Research
TRUSTEE              Foundation- University of Alabama at
Began serving:       Birmingham.
October 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George H. Jones, III Principal Occupation: President, Jones        $12,000
Birth Date: April 1, & Kirkpatrick PC (accounting firm).
1950
Jones &
Kirkpatrick PC
300 Union Hill Drive
Birmingham, AL
TRUSTEE
Began Serving:
August 2001




OFFICERS**
Name
Birth Date
Address
Positions Held with Company

                              Principal Occupation(s) and Previous Positions
Richard S. White, Jr.        Principal Occupations: Division President,
Birth Date: March 14, 1934   SouthTrust Capital Management Group.
SouthTrust Bank
420 North 20th Street        Previous Positions: Executive Vice President,
Birmingham, AL               SouthTrust Capital Management Group.
PRESIDENT
Began Serving: March 2002



Charles L. Davis,           Principal Occupations: Vice President, Managing
Jr.                         Director of Mutual Fund Services, Federated Services
------------------          Company, and President, Edgewood Services, Inc.
Birth Date: March
23, 1960                     Previous Positions: President, Federated Clearing
Federated                    Services and Director, Business Development, Mutual
Investors                    Fund Services, Federated Services Company.
Tower
1001 Liberty
Avenue
Pittsburgh, PA
                                CHIEF EXECUTIVE
OFFICER
Began Serving:
December 2002
--------------------------------------------------------------------------------
Edward C. Gonzales           Principal Occupations: Executive Vice President  of
Birth Date: October 22, 1930 some of the Funds in the Federated Fund Complex;
Federated Investors Tower    Vice Chairman, Federated Investors, Inc.; Trustee,
1001 Liberty Avenue          Federated Administrative Services.
Pittsburgh, PA
EXECUTIVE VICE               Previous Positions:  President and Trustee or
PRESIDENT                    Director of some of the Funds in the Federated Fund
Began Serving: December 2002 Complex; CEO and Chairman, Federated Administrative
                             Services; Vice President, Federated Investment
                            Management Company, Federated Investment Counseling,
                             Federated Global Investment Management Corp. and
                            Passport Research, Ltd.; Director and Executive Vice
                             President, Federated Securities Corp.; Director,
                             Federated Services Company; Trustee, Federated
                             Shareholder Services Company.

                             ---------------------------------------------------
Charles A. Beard             Principal Occupation: Senior Vice President,
Birth Date: October 26, 1946 SouthTrust Asset Management.
SouthTrust Bank
420 North 20th Street        Previous Positions:  Senior Vice President and
Birmingham, AL               Marketing Director, SouthTrust Capital Management
VICE PRESIDENT               Group.
Began Serving: March 2002

                             ---------------------------------------------------
                             Principal Occupation:  Vice President, Federated
Beth S. Broderick            Services Company (1997 to present).
Birth Date: August 2, 1965
Federated Investors Tower    Previous Positions:  Client Services Officer,
1001 Liberty Avenue          Federated Services Company (1992-1997).
Pittsburgh,
PA
VICE PRESIDENT
Began Serving: July 1998

Richard J. Thomas             Principal Occupation:  Principal Financial Officer
-----------------------------and Treasurer of the Federated Fund Complex; Senior
Birth Date: June 17, 1954    Vice President, Federated Administrative Services.
Federated Investors Tower
1001 Liberty Avenue          Previous Positions: Vice President, Federated
Pittsburgh, PA               Administrative Services; held various management
TREASURER                    positions within Funds Financial Services Division
Began Serving: December 2002 of Federated Investors, Inc.

John  D. Johnson             Principal Occupation:  Counsel, Reed Smith LLP
Birth Date: November 8, 1970
-----------------------------Previous Positions:  Associate Corporate Counsel,
Federated Investors Tower    Federated Investors, Inc. (1999-2002); Associate,
1001 Liberty Avenue          Kirkpatrick & Lockhart LLP (1997 to 1999)
Pittsburgh, PA
SECRETARY
Began Serving: March 2001
--------------------------------------------------------------------------------
** Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD
                                                                              MEETINGS
  BOARD      COMMITTEE                                                          HELD
COMMITTEE     MEMBERS                     COMMITTEE FUNCTIONS                DURING LAST
                                                                             FISCAL YEAR
-----------------------------------------------------------------------------------------
  Audit  Dr. Lawrence W.  The Audit Committee reviews and recommends to the     Five
         Greer            full Board the independent auditors to be selected
         Charles G.       to audit the Funds' financial statements; meets
         Brown, III       with the independent auditors periodically to
         Russell W.       review the results of the audits and report the
         Chambliss        results to the full Board; evaluates the
         George H. Jones, independence of the auditors, reviews legal and
         III              regulatory matters that may have a material effect
                          on the financial statements, related compliance
                          policies and programs, and the related reports
                          received from regulators; review s the Funds' internal
                          audit function; reviews compliance with the Funds'
                          code of conduct/ethics; reviews valuation issues;
                          monitors inter-fund lending transactions; reviews
                          custody services and issues and investigates any
                          matters brought to the Committee's attention that are
                          within the scope of its duties.

ExecutiveCharles G.       The Executive and Governance Committee makes          Three
and      Brown, III       recommendations to the Board regarding committees
Governance                of the Board and committee assignments, along with
         Russell W.       recommendations regarding the composition of the
         Chambliss        Board and candidates for election; makes
         Dr. Lawrence W.  recommendations regarding the structure of agendas
         Greer            and materials for meetings of the Board;  oversees
         George H. Jones, the process of evaluating the functions of the
         III              Board and makes recommendations for compensation
                          of Trustees not affiliated with the Adviser or the
                          Distributor for the Trust. The Committee also oversees
                          the ongoing education of the Trustees, and monitors
                          the performance of legal counsel to the Trust.

Marketing Russell W.       The Marketing Committee reviews the Funds' One Chambliss
          Thomas
         M. Grady          marketing plans and provides guidance to Fund
                           management on marketing strategies to increase  Fund assets and create economies of scale.
          Billy L.
         Harbert, Jr.


Board ownership of shares in the Southtrust funds family of Investment companies AS OF DECEMBER 31, 2003


                                  Dollar Range of        Aggregate Dollar
         Interested                 Shares Owned             Range of
      Board Member Name       in SouthTrust Bond Fund,     Shares Owned
                               SouthTrust Income Fund  in SouthTrust Funds
                               and SouthTrust Alabama         Family
                              Tax-Free Income Fund
----------------------------------------------------------------------------
William O. Vann                         None             $10,001-$50,000
Thomas M. Grady                         None             $10,001-$50,000
Billy L. Harbert, Jr.                   None                   None


         Independent
      Board Member Name
----------------------------------------------------------------------------
Charles G. Brown, III          SouthTrust Bond Fund:   $50,001 to $100,0000
                               $10,001 to $50,000
Russell W. Chambliss                    None            $10,001 to $50,000
Lawrence W. Greer, M.D.                 None                   None
George H. Jones, III                    None             $10,001-$50,001

--------------------------------------------------------------------------------

The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.


INVESTMENT ADVISER

The Adviser, SouthTrust Investment Advisors, a registered investment adviser and a department of SouthTrust Bank, conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated fund family.

In assessing the adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the adviser's industry standing and reputation and in the expectation that the adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the adviser. This includes fees received for services provided to the Fund by other entities in the SouthTrust organization and research services received by the adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable Fund; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the SouthTrust Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the SouthTrust organization. SouthTrust provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the adviser and its affiliates; compliance and audit reports concerning the SouthTrust Funds and the SouthTrust companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or SouthTrust are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Fund under separate contracts (e.g., for serving as the Fund's administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of the Fund to the SouthTrust family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by SouthTrust.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, their Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies on Fund Portfolio Securities

The Adviser endeavors to vote proxies relating to securities in the Funds' portfolios in the interest of the Funds and their shareholders. The Adviser has established policies and procedures to achieve this goal. In particular, these policies and procedures describe how the Adviser: (1) fulfills its proxy voting obligations; (2) identifies and addresses conflicts of interest that may arise as a result of relationships or commercial dealings between the Adviser and the issuer or management of the issuer whose proxy the Adviser is voting on behalf of a Fund; and (3) if a conflict of interest exists, ensures that its voting decision is not influenced by the conflict.

It is the policy of the Adviser to rely primarily on the recommendations of an independent proxy voting service. By relying on a proxy voting service, the Adviser will help ensure that shares voted by the proxy voting service are in the best interests of the Funds (and their shareholders) and are not the result of any conflict of interest that may arise as a result of relationships or commercial dealings between the Adviser and an issuer or its management.

The Adviser may from time to time override the proxy voting service if the Adviser determines that it is in the interest of the Funds (and their shareholders) to vote a proxy differently. In addition, proxy voting issues may arise in which the proxy voting service declines to vote a proxy. In both cases, it is the policy of the Adviser to vote such proxies in the best interests of the Funds (and their shareholders) and to document the reasons for both the decision to override the proxy voting service and the reasons for voting the proxy in a particular way.

It is the general policy of the Adviser to vote any Fund proxy for which the Adviser has overridden the proxy voting service, or which the proxy voting service has declined to vote the proxy, by considering the guidance of the procedures of the proxy voting service ("PVS Procedures") together with the guidance of the Standards of Practice Handbook published by the CFA Institute (formerly known as the Association for Investment Management Research) (the "CFA Standards"). The Adviser will document the basis for its decision on how to vote a proxy with reference to both the PVS Procedures of the proxy voting service and the CFA Standards. The Adviser will maintain a copy of the PVS Procedures and the CFA Standards in its records in accordance with SEC regulations and make them available to Adviser personnel who vote client proxies not voted by the proxy voting service.

In keeping with the CFA Standards, it is the policy of the Adviser to maintain at all times operational information barriers between the personnel involved in determining whether and how to vote such proxies and those personnel involved in activities that might give rise to a conflict of interest due to their own relationships or due to commercial dealings of SouthTrust Bank or its affiliates.

To implement the Funds' proxy voting policy, the Adviser has established a Proxy Oversight Committee. The Proxy Oversight Committee consists of the Adviser's Director of Research, the Chief Investment Officer, and Chief Administrative Officer.

      It is the responsibility of the Proxy Oversight Committee to:

o Monitor, evaluate and periodically review the proxy voting service and the proxy voting procedures used by such service;

o At least annually review votes cast by the proxy voting service to ensure that such votes are in accordance with the procedures of the proxy voting service, and in particular, to review how the proxy voting service voted new or controversial issues;

o Establish a program to provide for initial and ongoing annual staff training with respect to this policy and the procedures adopted pursuant to this policy; and

o Establish, monitor and periodically review procedures:

(a) For voting Fund proxies in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself;

(b) For documenting cases in which the Adviser determines to override the proxy voting service;

(c) To address any conflicts of interest that may arise for proxies voted by the Adviser;

(d) To document contacts, if any, between an issuer and personnel of the Adviser with responsibility for voting proxies;

(e)  To ensure compliance with SEC recordkeeping requirements;

(f)  To ensure the successful function of operational information barriers;

(g) To address situations in which the operational information barriers fail to prevent the personnel voting the proxies from learning of a commercial or other relationship between the issuer and the Adviser or its officers, directors or employees; and

(h) To ensure that any proxy voted by the Adviser is voted in a Fund's (and its shareholders) best interest notwithstanding any conflict of interest that may arise regarding that proxy.

o Establish and appoint the membership of one of more Proxy Voting Committees, which shall have the responsibility for determining the manner in which a Fund proxy will be voted in the event that the proxy voting service declines to vote a Fund proxy or the Adviser determines to override the proxy voting service and vote the proxy itself. Unless and until the Proxy Oversight Committee determines to the contrary, each of the SouthTrust Funds that invest in voting securities maintains a standing Proxy Voting Committee comprised of the Director of Research, the Chief Investment Officer and the Fund manager. In the event that two or more positions on a Proxy Voting Committee are held by the same person, the Proxy Voting Committee may consider the views of other Adviser personnel.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Funds' operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Company's Board.

Investment decisions for the Income Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Income Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Income Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Income Fund.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the bond Fund and the Alabama Tax-Free Income Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Bond Fund and the Alabama Tax-Free Income Fund are made independently from those of other accounts managed by the Adviser. When the Bond Fund and the Alabama Tax-Free Income Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all of the SouthTrust Funds as specified below:

                                   Average Aggregate Daily
 Maximum Administrative          Net Assets of the SouthTrust Funds
           Fee
       0.150 of 1%                on the first $250 million
       0.125 of 1%                 on the next $250 million
       0.100 of 1%                 on the next $250 million
       0.075 of 1%               on assets in excess of $750 million

--------------------------------------------------------------------------------

Notwithstanding the foregoing, the administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Prior to January 1, 2002, Federated Services Company also provided certain accounting and recordkeeping services with respect to each Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. Effective January 1, 2002, State Street Bank and Trust Company provides these fund accounting services to the Funds for an annual fee of 0.03% of the average daily net assets of each Fund.

CUSTODIAN
SouthTrust Bank is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, KPMG LLP, conducts its audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that its audit is planned and performed to obtain reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUNDS FOR SERVICES
Bond Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $854,837       $865,352           $871,247
Administrative Fee                  135,379         138,738            137,871
Shareholder Service Fee              71,237           --                 --

--------------------------
Income Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $523,146       $465,325           $437,646
Advisory Fee Reduction              226,697         201,641            209,195
Administrative Fee                   82,821         89,269             100,000
Administrative Fee                     --           14,656             30,742
Reduction
Shareholder Services Fee             43,596           --                 --

--------------------------
Alabama Tax-Free Income
Fund
For the Year Ended April              2004           2003               2002
30
Advisory Fee Earned                 $368,067       $336,180           $330,538
Advisory Fee Reduction              214,706         196,105            211,188
Administrative Fee                   58,268         53,894             52,303
Shareholder Services Fee             30,672           --                 --

--------------------------------------------------------------------------------

HOW DO THE FUNDS MEASURE PERFORMANCE?
The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.




Average Annual Total Returns and Yields

Bond Fund

Total returns are given for the one-year, five-year, and ten-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.



----------------     --------------      1 Year        5 Years      10 Years
                     30-Day Period
Total Return
   Before Taxes           N/A           (2.71)%         4.52%        5.70%
   After Taxes
and                  --------------     (4.28)%         2.41%        3.35%
----------------          N/A
   Distributions
   After Taxes
on                   --------------
----------------                        (1.76)%         2.54%        3.38%
                          N/A
Distributions
and Sale
   Of Shares
Yield                    3.16%            N/A            N/A          N/A
------------------------------------------------------------------------------

Income Fund

Total returns are given for the one-year, five-year, and start of performance periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.

                                                                  Start of
                     ------------------                        Performance on
----------------                            1 Year   5 Years  January 10, 1996
                       30-Day Period
Total Return
   Before Taxes             N/A            (2.50)%    4.05%        4.47%
   After Taxes
and                  ------------------    (3.80)%    2.04%        2.34%
----------------            N/A
   Distributions
   After Taxes
on                   ------------------
----------------                           (1.63)%    2.20%        2.46%
                            N/A
Distributions
and Sale
   Of Shares
Yield                      2.45%             N/A       N/A          N/A
----------------------------------------------------------------------

----------------------------------------------------------------------

Alabama Tax- Free Income Fund*

Total return are given for the one-year, five-year, and 10-year periods ended April 30, 2004.

Yield is given for the 30-day period ended April 30, 2004.


                                               1 Year        5 Years    10 Years
                        30-Day Period
Total Return
   Before Taxes              N/A              (2.01)%         4.05%      4.54%
   After Taxes
and                  --------------------     (2.11)%         3.92%      4.48%
----------------             N/A
   Distributions
   After Taxes
on                   --------------------
----------------                              (0.04)%         3.95%      4.20%
                             N/A
Distributions
and Sale
   Of Shares
Yield                       3.15%               N/A            N/A        N/A
Tax-Equivalent              5.25%               N/A            N/A        N/A
Yield
* The Alabama Tax- Free Income Fund is the successor to a portfolio of a common trust fund managed by the Adviser.
--------------------------------------------------------------------------------
At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load.

The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

tOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Alabama Tax- Free Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

                        TAXABLE YIELD EQUIVALENT FOR 2004
                                STATE OF ALABAMA

Taxable Yield Equivalent for 2004 State of Alabama
Tax Bracket:
Federal           10.00%      15.00%      25.00%      28.00%      33.00%      35.00%
Combined
Federal          15.000%     20.000%     30.000%     33.000%     38.000%     40.000%
& State
Joint Return:       $0    -  $14,301  -  $58,101  -  $117,251 -  $178,651 -    Over
                  $14,300    $58,100     $117,250    $178,650    $319,100    $319,100
Single Return:      $0    -   $7,151  -  $29,051  -  $70,351  -  $146,751 -    Over
                  $7,150     $29,050  -- $70,350     $146,750    $319,100    $319,100

Tax-Exempt                             Taxable Yield Equivalent
Yield
0.50%             0.59%       0.63%       0.71%       0.75%       0.81%       0.83%
1.00%             1.18%       1.25%       1.43%       1.49%       1.61%       1.67%
1.50%             1.76%       1.88%       2.14%       2.24%       2.42%       2.50%
2.00%             2.35%       2.50%       2.86%       2.99%       3.23%       3.33%
2.50%             2.94%       3.13%       3.57%       3.73%       4.03%       4.17%
3.00%             3.53%       3.75%       4.29%       4.48%       4.84%       5.00%
3.50%             4.12%       4.38%       5.00%       5.22%       5.65%       5.83%
4.00%             4.71%       5.00%       5.71%       5.97%       6.45%       6.67%
4.50%             5.29%       5.63%       6.43%       6.72%       7.26%       7.50%
5.00%             5.88%       6.25%       7.14%       7.46%       8.06%       8.33%
5.50%             6.47%       6.88%       7.86%       8.21%       8.87%       9.17%
6.00%             7.06%       7.50%       8.57%       8.96%       9.68%       10.00%
6.50%             7.65%       8.13%       9.29%       9.70%       10.48%      10.83%
7.00%             8.24%       8.75%       10.00%      10.45%      11.29%      11.67%
7.50%             8.82%       9.38%       10.71%      11.19%      12.10%      12.50%
8.00%             9.41%       10.00%      11.43%      11.94%      12.90%      13.33%
8.50%             10.00%      10.63%      12.14%      12.69%      13.71%      14.17%
9.00%             10.59%      11.25%      12.86%      13.43%      14.52%      15.00%
---------------------------------------------------------------------------------------
Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
--------------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Ratings Inc., CDA Technologies, Inc., or similar independent services, which monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. These may include, among others, the Lehman Brothers Index of Baa-rated Corporate Bonds, the T-Bill Index, and the "Stocks, Bonds and Inflation Index published annually by Ibbotson Associates. The performance information may also include evaluations of the Funds published by ranking services and financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

The Funds may compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.


FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2004 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2004.


INVESTMENT RATINGS

Standard and Poor's Long-Term Debt Rating Definitions
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default. Moody's Investors Service Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Moody's Investors Service Long-Term Debt Ratings
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.
NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's. NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.
NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's. Fitch Ratings Long-Term Debt Rating Definitions AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.
Commercial Paper (CP) Ratings
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of seniorshort-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A Short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2--A Short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions thatn obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
Fitch Ratings Commercial Paper Rating Definitions
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.
F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

ADDRESSES

southtrust bond fund
southtrust income fund
southtrust alabama tax- free income fund portfolios of southtrust funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
SouthTrust Investment Advisors
420 North 20th Street
Birmingham, AL 35203

Custodian
SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600 Boston, MA 02266-8600


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                          EVERGREEN FIXED INCOME TRUST
                       EVERGREEN SELECT FIXED INCOME TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                     SHORT AND INTERMEDIATE TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2004

             Evergreen Adjustable Rate Fund ("Adjustable Rate Fund")
            Evergreen Limited Duration Fund ("Limited Duration Fund") Evergreen Short Intermediate Bond Fund ("Short Intermediate Bond Fund")
            Evergreen Ultra Short Bond Fund ("Ultra Short Bond Fund")
                      (each a "Fund", together the "Funds")

                Each Fund is a series of either Evergreen Select
                  Fixed Income Trust or Evergreen Fixed Income
                 Trust (each a "Trust", together the "Trusts").


     This statement of additional information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated November 1, 2004, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Classes A, B, C and I shares of each Fund and one offering Class IS shares of each Fund, except Ultra Short Bond Fund. You may obtain a copy of each prospectus by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in
Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated by reference to each Fund's Annual Report as of June 30, 2004. You may obtain a copy of the document without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS



PART 1

TRUSTS HISTORY..............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-4
EXPENSES....................................................................1-8
PERFORMANCE................................................................1-12
COMPUTATION OF CLASS A OFFERING PRICE......................................1-13
SERVICE PROVIDERS..........................................................1-14
FINANCIAL STATEMENTS.......................................................1-15

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-19
PRICING OF SHARES..........................................................2-21
PERFORMANCE CALCULATIONS...................................................2-22
PRINCIPAL UNDERWRITER......................................................2-25
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-26
TAX INFORMATION............................................................2-31
BROKERAGE..................................................................2-34
ORGANIZATION...............................................................2-35
INVESTMENT ADVISORY AGREEMENT..............................................2-36
MANAGEMENT OF THE TRUSTS...................................................2-37
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-42
ADDITIONAL INFORMATION.....................................................2-52
PROXY VOTING POLICY AND PROCEDURES...................................Appendix A

                                     PART 1

                                 TRUSTS HISTORY

     Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Ultra Short Bond Fund is a diversified series of Evergreen Fixed Income Trust. Adjustable Rate Fund, Limited Duration Fund and Short Intermediate Bond Fund are each diversified series of Evergreen Select Fixed Income Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On June 10, 2002, Evergreen Short Intermediate Bond Fund changed its name from Evergreen Fixed Income Fund.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

     To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of no more than five business days. The Fund may pay reasonable fees in connection with such loans.

     The funds in the  Evergreen  Select Equity  Trust,  Evergreen  Select Fixed
Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

     For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless noted otherwise:

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Roll Transactions
Leverage
Covered Dollar Rolls
Convertible Securities
Swaps, Caps, Floors and Collars
Options and Futures Transactions
Foreign Securities (excluding Adjustable Rate Fund and Ultra Short Bond Fund) Foreign Currency Transactions (excluding Adjustable Rate Fund and Ultra Short Bond Fund)
High Yield, High Risk Bonds (excluding Adjustable Rate Fund and Ultra
Short Bond Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Municipal Bonds (excluding Adjustable Rate Fund and Ultra Short Bond Fund) Virgin Islands, Guam and Puerto Rico (excluding Adjustable Rate Fund and
  Ultra Short Bond Fund)
Master Demand Notes
Brady Bonds
Obligations of Foreign Branches of U.S. Banks
Obligations of U.S. Branches of Foreign Banks
Payment-In-Kind Securities (PIKs)
Zero Coupon "Stripped" Bonds
Mortgage-Backed and Asset-Backed Securities
Variable or Floating Rate Instruments
Securities Lending

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of October 1, 2004, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of October 1, 2004.

      ---------------------------------------------------------------------
      Adjustable Rate Fund - Class A shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      Charles Schwab & Co Inc.                                      18.97%
      Special Custody Account FBO
      Exclusive Benefit of Customers
      Reinvest Account
      101 Montgomery Street
      San Francisco, CA 94101-4122
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                    6.95%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Prudential Investment Management Serv                          5.89%
      Mutual Fund Clients
      Attn: Pruchoice Unit
      Mail Stop 194-201
      194 Wood Avenue South
      Iselin, NJ 08830-2710
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Adjustable Rate Fund - Class B shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                   14.06%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Adjustable Rate Fund - Class C shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                   32.51%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Citigroup Global Markets Inc                                   5.52%
      House Account
      Attn Peter Booth 7th Floor
      333 West 34th Street
      New York, NY 10001-2402
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Adjustable Rate Fund - Class I shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      Wachovia Bank NA/EB/INT                                       24.71%
      Reinvest Account
      Trust Accounts
      1525 West WT Harris Boulevard
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------

      ------------------------------------------------ --------------------
      Wachovia Bank NA                                              18.55%
      EB/INT Cash Account
      Trust Accounts
      1525 West WT Harris Boulevard
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Attn: Mutual Fund Administration                               6.71%
      c/o Wachovia Bank
      SEI Private Trust Company
      One Freedom Valley Drive
      Oaks, PA 19456
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Adjustable Rate Fund - Class IS shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      MLPF&S for the Sole Benefit                                   32.57%
      of its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 13.58%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                  7.49%
      Cash/Reinvest Account
      Trust Accounts
      1525 West WT Harris Boulevard
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------

      ---------------------------------------------------------------------
      Limited Duration Fund - Class A shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                    9.92%
      of its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wells Fargo Investments LLC                                    6.61%
      608 Second Avenue South, 8th Floor
      Minneapolis, MN 55402-1916
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      BISYS Retirement Services FBO                                  5.57%
      Rosea Corporation
      401K Profit Sharing
      700 17th Street, Suite 300
      Denver, CO 80202-3531
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      First Clearing Corporation                                     5.13%
      James Allen O'Brien IRA
      450 Villa
      Dubuque, IA 52003-7570
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Limited Duration Fund - Class B shares
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                    7.20%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------

      ---------------------------------------------------------------------
      Limited Duration Fund - Class C shares
      ------------------------------------------------ --------------------
      MLPF&S For the Sole Benefit                                    5.84%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Limited Duration Fund - Class I shares
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 57.98%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 23.39%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 12.09%
      Cash/Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte NC 28202-1934
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Limited Duration Fund - Class IS shares
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 52.41%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                  9.96%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Short Intermediate Bond Fund - Class A shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 23.30%
      401K Accounts
      1525 West WT Harris Boulevard
      Charlotte NC 28288-0001
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      First Clearing Corporation                                     8.59%
      Nevada Transportation Network
      Self Insured Group
      810 E. Fifth Street, Suite A
      Carson City, NV 89701-7011
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      First Clearing Corporation                                     7.53%
      Nevada Retail Network Self
      Insured Group
      810 E. Fifth Street
      Carson City, NV 89701-7011
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Charles Schwab & Co. Inc.                                      6.03%
      Special Custody Account FBO
      Exclusive Benefit of Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94101-4122
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Short Intermediate Bond Fund - Class B shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
                                                                      None
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Short Intermediate Bond Fund - Class C shares
      ------------------------------------------------ --------------------
      MLPF&S For The Sole Benefit                                    7.42%
      of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive E., 2nd Floor
      Jacksonville, FL 32246-6484
      ---------------------------------------------------------------------
      Short Intermediate Bond Fund - Class I shares
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 56.91%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Operations 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank                                                 13.73%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Attn: Mutual Fund Administration                              11.41%
      c/o Wachovia Bank
      SEI Private Trust Company
      One Freedom Valley Drive
      Oaks, PA 19456
      ------------------------------------------------ --------------------
      Wachovia Bank                                                  9.66%
      401K Accounts
      1525 West WT Harris Boulevard
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------
      Wachovia Bank                                                  6.28%
      Cash/Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG-1151
      Charlotte, NC 28202-1934
      ---------------------------------------------------------------------
      Short Intermediate Bond Fund - Class IS shares
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
                                                                      None
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Ultra Short Bond Fund - Class A
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      Prudential Investment Management Services                      7.78%
      For the Sole Benefit of Mutual Fund Clients
      Attn: Pruchoice Unit
      194 Wood Avenue South
      Iselin, NJ 08830-2710
      ------------------------------------------------ --------------------

      ------------------------------------------------ --------------------
      Charles Schwab & Co. Inc.                                      7.67%
      Special Custody Account
      For Exclusive Benefit of Customers
      Reinvest Accounts
      101 Montgomery Street
      Attn: Mutual Funds
      San Francisco, CA 94104-4122
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      First Clearing, LLC                                            6.58%
      Vertical Building Services
      Attn: Jay Anderson
      370 7th Avenue, Suite 618
      New York, NY 10001-3901
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Ultra Short Bond Fund - Class B
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
                                                                      None
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Ultra Short Bond Fund - Class C
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
                                                                      None
      ------------------------------------------------ --------------------
      ---------------------------------------------------------------------
      Ultra Short Bond Fund - Class I
      ---------------------------------------------------------------------
      ------------------------------------------------ --------------------
      Wachovia NA Trustee                                           22.46%
      Stable Portfolio Trust
      401 S. Tryon Street
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Patterson & Co.                                               22.00%
      FBO WB Thrift Bond Wraps Sub
      1525 West WT Harris Boulevard
      Charlotte NC 28288-0001
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia Bank Cash                                            18.76%
      Trust Accounts
      1525 West WT Harris Boulevard
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Byrd & Co.                                                    17.98%
      123 S. Broad Street
      Philadelphia, PA 19109-1029
      ------------------------------------------------ --------------------
      ------------------------------------------------ --------------------
      Wachovia NA Trustee                                            6.49%
      Diversified Stable Value
      401 S. Tryon Street
      Charlotte, NC 28288-0001
      ------------------------------------------------ --------------------


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from each Fund an annual fee equal to the amounts listed below based on the average daily net assets of each Fund, as follows:


               ------------------------------------- ---------------------------
                               Fund                     % of the Fund's average
                                daily net assets
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
               Adjustable Rate Fund                              0.21%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
               Limited Duration Fund                             0.22%
               ------------------------------------- ---------------------------

         EIMC is entitled to receive from Short Intermediate Bond Fund an annual fee based on the Fund's average daily net assets, as follows:

               ------------------------------------- ---------------------------
                     Average Daily Net Assets                     Fee
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        First $250 million                       0.42%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        Next $250 million                        0.40%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        Next $500 million                        0.38%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                         Over $1 billion                         0.35%
               ------------------------------------- ---------------------------


         EIMC is entitled to receive from Ultra Short Bond Fund an annual fee based on the Fund's average daily net assets, as follows:

               ------------------------------------- ---------------------------
                     Average Daily Net Assets                     Fee
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        First $250 million                       0.40%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        Next $250 million                        0.35%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                        Next $500 million                        0.30%
               ------------------------------------- ---------------------------
               ------------------------------------- ---------------------------
                         Over $1 billion                         0.25%
               ------------------------------------- ---------------------------

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

  =============================================== ==================== ==================================
  Fund/Fiscal Year or Period                      Advisory Fees Paid   Advisory Fees Waived
  ----------------------------------------------- -------------------- ----------------------------------
  -------------------------------------------------------------------------------------------------------
  June 30, 2004
  -------------------------------------------------------------------------------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund                                $18,404,809                     $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Limited Duration Fund                               $1,103,101                      $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Short Intermediate Bond Fund                        $5,319,866                      $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Ultra Short Bond Fund                               $1,312,471                   $213,688
  ----------------------------------------------- -------------------- ----------------------------------
  -------------------------------------------------------------------------------------------------------
  June 30, 2003
  -------------------------------------------------------------------------------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund                                $14,833,250                     $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Limited Duration Fund                               $1,178,145                    $3,643
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Short Intermediate Bond Fund                        $4,580,208                   $159,747
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Ultra Short Bond Fund (a)                               $0                        $42,326
  ----------------------------------------------- -------------------- ----------------------------------
  -------------------------------------------------------------------------------------------------------
  June 30, 2002
  -------------------------------------------------------------------------------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Adjustable Rate Fund (b)                            $3,722,692                      $0
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Limited Duration Fund (b)                            $566,745                    $178,452
  ----------------------------------------------- -------------------- ----------------------------------
  ----------------------------------------------- -------------------- ----------------------------------
  Short Intermediate Bond Fund (b)                    $1,630,777                    $41,455
  =============================================== ==================== ==================================

(a) For the period from May 29, 2003 (commencement of operations) to June 30, 2003.
(b) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

Sub-Advisory Fees

         Tattersall Advisory Group, Inc. (TAG) acts as the sub-advisor to Short Intermediate Bond Fund. EIMC has entered into a sub-advisory agreement with TAG, a subsidiary of Wachovia. EIMC will pay TAG a fee at the annual rate of 0.19% of the average daily net assets of Short Intermediate Bond Fund.

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods.

==============================================================================================
      Fund/Fiscal Year or Period           Total Underwriting       Underwriting Commissions
                              Commissions Retained
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
June 30, 2004
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Adjustable Rate Fund                           $7,911,956                   $163,455
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Limited Duration Fund                           $153,680                     $6,829
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Short Intermediate Bond Fund                    $186,223                     $3,749
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Ultra Short Bond Fund                          $2,063,316                   $40,810
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
June 30, 2003
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Adjustable Rate Fund                           $53,299,037                  $638,801
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Limited Duration Fund                           $987,736                     $6,723
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Short Intermediate Bond Fund                    $619,275                    $12,821
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Ultra Short Bond Fund (a)                       $173,276                     $1,947
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
June 30, 2002
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Adjustable Rate Fund (b)                       $50,378,680                  $205,950
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Limited Duration Fund (b)                        $15,118                      $117
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Short Intermediate Bond Fund (b)                 $32,204                      $382
==============================================================================================
(a)  For the period from May 29, 2003  (commencement  of operations) to June 30,
     2003.
(b)  For the nine months ended June 30,  2002.  The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

12b-1 Fees

         Below are the 12b-1 service fees paid by each Fund for the fiscal year ended June 30, 2004. Class I does not pay a 12b-1 fee; Class A shares do not pay distribution fees. For more information, see Distribution Expenses Under Rule 12b-1 in Part 2 of this SAI.

===============================================================================================================
            Fund               Class A             Class B                    Class C              Class IS
                             ----------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------
                             Service Fees Distribution Service Fees Distribution  Service Fees
                                              Fees                      Fees                     Service Fees
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Adjustable Rate Fund          $5,035,471   $6,373,854   $2,124,618   $18,280,488   $6,093,496     $2,748,758
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Limited Duration Fund          $13,104      $67,039      $22,346      $179,159       $59,719       $63,814
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Short Intermediate Bond        $128,828     $127,166     $42,388      $263,195       $87,732       $47,099
Fund
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund          $293,140     $76,871      $25,623      $798,395      $266,131         N/A
===============================================================================================================

Trustee Compensation

     Listed below is the Trustee compensation paid by the Trusts for the fiscal year ended June 30, 2004 and by the Trusts and the nine other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see Management of the Trust in Part 2 of this SAI.

======================================== ================================ ====================================
                                                                           Total Compensation from Evergreen
                                                                           Fund Complex Paid to Trustees for
                                           Aggregate Compensation from          the twelve months ended
                Trustee                  the Trusts for the fiscal year              12/31/2003(1)
                                                 ended 6/30/2004
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Laurence B. Ashkin (2)                               $3,474                             $70,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Charles A. Austin, III                               $15,590                           $153,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Arnold Dreyfuss (2)                                  $3,474                             $70,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Shirley L. Fulton(3)                                 $4,273                               $0
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
K. Dun Gifford                                       $16,990                           $178,500
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Leroy Keith Jr.                                      $14,721                           $153,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Gerald M. McDonnell                                  $14,721                           $153,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Thomas L. McVerry (4)                                  $0                               $22,500
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
William Walt Pettit                                  $14,721                           $153,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
David M. Richardson                                  $14,721                           $153,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Russell A. Salton, III                               $16,199                           $163,500
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Michael S. Scofield                                  $19,030                           $193,500
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Richard J. Shima                                     $16,358                           $168,000
---------------------------------------- -------------------------------- ------------------------------------
---------------------------------------- -------------------------------- ------------------------------------
Richard K. Wagoner                                   $14,721                           $153,000
======================================== ================================ ====================================

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

      Austin               $91,800
      McVerry              $22,500
      Pettit               $153,000
      Shima                $58,800

(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year term as Trustees Emeriti expired. They received compensation through December 31, 2003.
(3) Ms. Fulton became a Trustee effective April 1, 2004.
(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.


                                   PERFORMANCE
Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of June 30, 2004. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under Performance Calculations in Part 2 of this SAI.

=========================== ================= ================= ===================== ====================
                                                                 Ten Years or Since     Inception Date
Fund/Class                      One Year         Five Years          Inception              of Class
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
Adjustable Rate Fund (1)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class A                          -2.03%            4.01%               5.10%              06/30/2000
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class B                          -4.39%            3.74%               5.14%              06/30/2000
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class C                          -0.47%            4.08%               5.14%              06/30/2000
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I                          1.53%             4.91%               5.56%              10/01/1991
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         0.33%             2.89%               3.26%              10/01/1991
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         0.99%             2.93%               3.30%              10/01/1991
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class IS                         1.27%             4.65%               5.30%              05/23/1994
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
Limited Duration Fund (2)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class A                          -2.90%            4.33%               5.08%              03/27/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class B                          -5.34%            4.28%               5.23%              03/27/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class C                          -1.45%            4.61%               5.23%              03/27/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I                          0.53%             5.09%               5.47%              11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         -0.51%            3.10%                N/A               11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         0.40%             3.11%                N/A               11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class IS                         0.27%             4.82%               5.22%              07/28/1998
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
Short Intermediate Bond Fund (2)
----------------------------------------------------------------------------------------------------------
Class A                          -3.61%            5.99%               6.20%              06/05/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
Class B                          -6.04%            6.00%               6.36%              06/05/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
Class C                          -2.22%            6.32%               6.36%              06/05/2002
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I                          -0.27%            6.76%               6.58%              11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         1.72%             4.42%                N/A               11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I+                         -0.15%            4.33%                N/A               11/24/1997
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class IS                         -0.52%            6.49%               6.31%              03/09/1998
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class A                          -1.00%             N/A                -0.25%             05/29/2003
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class A+                         -2.11%             N/A                -1.36%             05/29/2003
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions)
----------------------------------------------------------------------------------------------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class A+                         -0.65%             N/A                -0.84%             05/29/2003
--------------------------- ----------------- ----------------- --------------------- --------------------
----------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
==========================================================================================================
=========================== ================= ================= ===================== ====================
Class B                          -3.31%             N/A                -1.50%             05/29/2003
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class C                          0.65%              N/A                2.16%              05/29/2003
--------------------------- ----------------- ----------------- --------------------- --------------------
--------------------------- ----------------- ----------------- --------------------- --------------------
Class I                          2.67%              N/A                3.18%              05/29/2003
=========================== ================= ================= ===================== ====================

1. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

2. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of fund shares at the end measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

Current Yield

         Below are the current yields for each class of shares of the Funds as of June 30, 2004. For more information, see "30-Day Yield" under Performance Calculation in Part 2 of this SAI.

====================================================================================================================
                                                   30-Day Yield
--------------------------------------------------------------------------------------------------------------------
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
Fund                                   Class A         Class B         Class C         Class I         Class IS
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
Adjustable Rate Fund                    1.51%           0.91%           0.91%           1.90%            1.65%
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
Limited Duration Fund                   2.98%           2.29%           2.30%           3.29%            3.03%
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
Short Intermediate Bond Fund            3.42%           2.69%           2.69%           3.68%            3.44%
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
---------------------------------- ---------------- --------------- --------------- --------------- ----------------
Ultra Short Bond Fund                   2.80%           2.17%           2.19%           3.19%             N/A
================================== ================ =============== =============== =============== ================

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of the Funds' Class A shares at June 30, 2004. For more information, see "Purchase, Redemption and Pricing of Shares.

===================================================================================================================
                                                        Net Asset Value                        Offering Price Per
Fund                                                       Per Share          Sales Charge            Share
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Adjustable Rate Fund                                         $9.45               3.25%                $9.77
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Limited Duration Fund                                        $10.22              3.25%               $10.56
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Short Intermediate Bond Fund                                 $6.05               3.25%                $6.25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                        $9.96               3.25%               $10.29
===================================================================================================================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive annual fees from the Funds at the following rate:

==================================================== ===========================
  Average Daily Net Assets of the Evergreen funds    Administrative Service Fee
          (Excluding Money Market Funds)                        Reates
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
                 First $50 billion                                 0.10%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
                 Next $25 billion                                  0.09%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
                 Next $25 billion                                  0.08%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
                 Next $25 billion                                 0.075%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
            On assets over $125 billion                            0.05%
==================================================== ===========================

Administrative Fees Paid

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods:

           ===================================== ===============================
           Fund/Fiscal Year or Period                 Administrative Fee Paid
           ------------------------------------- -------------------------------
           June 30, 2004
           ---------------------------------------------------------------------
           ------------------------------------- -------------------------------
           Adjustable Rate Fund                             $8,758,989
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Limited Duration Fund                             $501,095
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Short Intermediate Bond Fund                     $1,293,301
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Ultra Short Bond Fund                             $359,016
           ------------------------------------- -------------------------------
           June 30, 2003
           ---------------------------------------------------------------------
           ------------------------------------- -------------------------------
           Adjustable Rate Fund                             $7,063,452
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Limited Duration Fund                             $537,176
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Short Intermediate Bond Fund                     $1,128,561
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Ultra Short Bond Fund (a)                          $1,452
           ------------------------------------- -------------------------------
           ---------------------------------------------------------------------
           June 30, 2002
           ---------------------------------------------------------------------
           ------------------------------------- -------------------------------
           Adjustable Rate Fund (b)                         $1,772,711
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Limited Duration Fund (b)                         $338,726
           ------------------------------------- -------------------------------
           ------------------------------------- -------------------------------
           Short Intermediate Bond Fund (b)                  $398,150
           ===================================== ===============================

(a)  For the period from May 29 (commencement of operations) to June 30, 2003.
(b) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

Distributor

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, markets the Funds through broker-dealers and other financial representatives.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

 ----------------------------- -------------------- ----------------------
          Annual Fee Per Annual Fee Per
 Fund Type                        Open Account*       Closed Account**
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Monthly Dividend Funds              $26.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Quarterly Dividend Funds            $25.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Semiannual Dividend Funds           $24.75                 $9.00
 ----------------------------- -------------------- ----------------------
 ----------------------------- -------------------- ----------------------
 Annual Dividend Funds               $24.75                 $9.00
 ----------------------------- -------------------- ----------------------
* For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Registered Public Accounting Firm

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W. Washington, D.C. 20006, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and the report of independent registered public accounting firm thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge by writing to Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, or by calling 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

         (vi)  Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american   Development   Bank  and  World  Bank  (formerly  known  as  the
International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Currency Cross-hedge

         A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

         A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the USD by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

         Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but want to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

         TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

         In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America's Utility Fund.

Class B Shares

         The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

         The Fund's prospectus describes the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

         The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1" below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
      ATVD = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions but not after
             taxes on redemption.


Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n = number of years.
     ATVDR = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

         EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.
                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                      Class                 Current Maximum
                            12b-1 Fees Allowed Under
                                    the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

         Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
*    Evergreen  Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

1.   ability to provide the best net financial result to the Fund;
2.   efficiency in handling trades;
3.   ability to trade large blocks of securities;
4.   readiness to handle difficult trades;
5.   financial strength and stability; and
6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

     The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund's investment advisor. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended June 30, 2004, the Executive Committee held twenty-one committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended June 30, 2004, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended June 30, 2004, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton,                               Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by the Trustees.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of his or her investment in the Evergreen fund complex, as of December 31, 2003. As noted in the footnotes to the table, certain Trustees also invest in the Evergreen funds indirectly through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee. As of June 30, 2004, each of the Trustees, including Ms. Fulton, who joined the Board in April 2004, held shares directly in one or more Evergreen funds and/or invested indirectly in Evergreen funds through the Trustees' Deferred Compensation Plan.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
                                                                               Dollar Range of         Range of
         Trustee                                  Fund                       Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Shirley L. Fulton**           N/A
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, See below III***
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

* In addition to the amounts shown in the table, Messrs. Austin, McDonnell, Pettit and Scofield each have over $100,000, and Mr. Shima has over $50,000, invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
** Ms. Fulton was elected to the Board of Trustees in April 2004 and therefore did not have any holdings in the Evergreen funds as of December 31, 2003. As of June 30, 2004, Ms. Fulton had $10,001 - $50,000 invested indirectly in certain of the Evergreen funds through the Trustees' Deferred Compensation Plan.
*** Dr. Salton does not own any shares of the Evergreen funds directly; however, he has over $100,000 invested indirectly in certain Evergreen funds through the Trustees' Deferred Compensation Plan.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------
         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Dennis H. Ferro                  President                President and Chief Executive Officer, Evergreen Investment
401 S. Tryon                                              Company, Inc. and Executive Vice President, Wachovia Bank,
Charlotte, NC 28288                                       N.A.; former Chief Investment Officer, Evergreen Investment
DOB: 6/20/1945                                            Company, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
James Angelos                    Chief Compliance         Chief Compliance Officer, Senior Vice President and
200 Berkeley Street              Officer                  Director of Compliance, Evergreen investment Services, Inc.
Boston, MA 02116
DOB: 9/2/47
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                     Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    Have  failed  to  act  on  takeover   offers  where  the  majority  of  the
     shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                             SOUTHRUST INCOME FUND
                                 ANNUAL REPORT

ANNUAL REPORT APRIL 30, 2004
SOUTHTRUSTFUNDS
It's about trust./sm/
SouthTrust U.S. Treasury Money Market Fund
SouthTrust Income Fund
SouthTrust Bond Fund
SouthTrust Alabama Tax-Free Income Fund
SouthTrust Value Fund
SouthTrust Growth Fund
SOUTHTRUST FUNDS




MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index.2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund's strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

Annual Report






performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund's allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a "generationally" low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value.3 The Fund's largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund's average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor's 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87%3 versus 22.88% for the S&P 500.5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund's large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund's total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund's energy holdings was due in part to

Annual Report






highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund's good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco's strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund's performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund's Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund's largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund's top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS's anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.





SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV.3 Performance trailed that of the S&P 500 and the Fund's peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.


The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund's weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year's annual report, typifies the traditional portfolio holding--a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.

      (1) An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Annual Report





      (2) The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.


      (3) Yields will vary. Performance quoted is based on net asset value ("NAV"), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund's maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.


      (4) Income may be subject to the federal alternative minimum tax.


      (5) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



SOUTHTRUST INCOME FUND

DATE         Fund       ML1-5GC
------------------------------------
1/10/1996     $9,650    $10,000
4/30/1996     $9,560     $9,978
4/30/1997    $10,028    $10,600
4/30/1998    $10,777    $11,435
4/30/1999    $11,379    $12,159
4/30/2000    $11,635    $12,498
4/30/2001    $12,750    $13,863
4/30/2002    $13,282    $14,820
4/30/2003    $14,229    $16,041
4/30/2004    $14,382    $16,323


Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the "Fund") from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index ("ML1-5GC")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.50)%
      5 Years  4.05%
      Start of Performance (1/10/1996)  4.47%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index. + The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged. ++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST BOND FUND

SouthTrust Bond Fund

  DATE          Fund       LBGCT
------------------------------------------
4/30/1994       $9,600     $10,000
4/30/1995      $10,119     $10,693
4/30/1996      $10,805     $11,617
4/30/1997      $11,452     $12,398
4/30/1998      $12,689     $13,801
4/30/1999      $13,393     $14,668
4/30/2000      $13,413     $14,809
4/30/2001      $14,817     $16,601
4/30/2002      $15,436     $17,843
4/30/2003      $17,169     $20,061
4/30/2004      $17,312     $20,422

Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index ("LBGCT")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  (2.71)%
      5 Years  4.52%
      10 Years  5.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index. + The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.



SOUTHTRUST ALABAMA TAX-FREE INCOME FUND



               Fund      LB1-10MB
              -------    --------
 4/30/1995    $10,056    10,570
 4/30/1996    $10,619    11,349
 4/30/1997    $10,996    11,955
 4/30/1998    $11,704    12,830
 4/30/1999    $12,336    13,658
 4/30/2000    $12,163    13,752
 4/30/2001    $13,291    14,952
 4/30/2002    $14,146    15,938
 4/30/2003    $15,354    17,105
 4/30/2004    $15,592    17,443


Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index ("LB1-10BMB")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  (2.01)%
      5 Years  4.05%
      10 Years  4.54%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST VALUE FUND


 DATE          Fund     S&P 500
---------------------------------------
4/30/1994     $9,464    $10,000
4/30/1995    $11,013    $11,747
4/30/1996    $14,483    $15,296
4/30/1997    $17,377    $19,140
4/30/1998    $23,701    $27,000
4/30/1999    $24,927    $32,891
4/30/2000    $25,989    $36,217
4/30/2001    $29,139    $31,519
4/30/2002    $26,796    $27,541
4/30/2003    $21,834    $23,878
4/30/2004    $29,067    $29,339


Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")+.




Average Annual Total Return For The Period Ended April 30, 2004++



      1 Year  25.94%
      5 Years  1.99%
      10 Years  11.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      ++ Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%



SOUTHTRUST GROWTH FUND


  DATE          Fund     S&P 500
------------------------------------------
4/30/1994     $9,550    $10,000
4/30/1995    $11,062    $11,747
4/30/1996    $14,534    $15,296
4/30/1997    $17,702    $19,140
4/30/1998    $24,023    $27,000
4/30/1999    $29,706    $32,891
4/30/2000    $32,393    $36,217
4/30/2001    $28,287    $31,519
4/30/2002    $23,196    $27,541
4/30/2003    $20,903    $23,878
4/30/2004    $24,106    $29,339


Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the "Fund") from April 30, 1994+ to April 30, 2004, compared to the Standard & Poor's 500 Index ("S&P 500")++.




Average Annual Total Return For The Period Ended April 30, 2004+++



      1 Year  10.13%
      5 Years  (4.97)%
      10 Years  9.20%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
      * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. + The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund's anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
      ++ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
      +++ Total return quoted reflects all applicable sales charges.



SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      U.S. TREASURY OBLIGATIONS--48.8% U.S. TREASURY BILLS--42.2%
      $100,000,000 (1) 0.992%, 5/6/2004  $99,986,076
      50,000,000 (1) 0.911%, 5/20/2004   49,976,382
      50,000,000 (1) 0.955%, 5/27/2004   49,966,146
      100,000,000 (1) 1.006%, 7/8/2004   99,813,945
      100,000,000 (1) 0.968%-0.989%, 8/5/2004   99,742,400
      100,000,000 (1) 0.979%-1.000%, 8/26/2004   99,684,750
      100,000,000 (1) 1.001%-1.026%, 9/9/2004   99,638,840
      50,000,000 (1) 1.130%, 10/14/2004   49,745,236





         TOTAL      648,553,775





         U.S. TREASURY NOTE--6.6% 100,000,000 2.000%, 11/30/2004 100,468,148





      TOTAL U.S. TREASURY OBLIGATIONS   749,021,923





      REPURCHASE AGREEMENTS--51.2%
      100,000,000 Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2014, collateral market value $102,832,185 (at
      amortized cost)   100,000,000
      100,000,000 Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on 4/30/2006, collateral market value $102,003,898 (at amortized cost) 100,000,000 160,842,000 Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost) 160,842,000







      Principal
      Amount



        Value



      $ 55,000,000 Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost) $ 55,000,000 160,000,000 Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030,
      collateral market value $161,574,738 (at amortized cost)   160,000,000
      210,000,000 Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost) 210,000,000





      TOTAL REPURCHASE AGREEMENTS   785,842,000





      TOTAL INVESTMENTS--100.0%
      (at amortized cost)(2)   1,534,863,923





      OTHER ASSETS AND LIABILITIES--NET--0.0%   513,099





      TOTAL NET ASSETS--100%  $1,535,377,022







      (1) Yield at date of purchase. (2) Also represents cost for federal tax purposes.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
          FINANCE--1.5%
      $1,287,859   Government National Mortgage Association, Series 2003-111,
      Class VA, 5.50%, 3/16/2013
      (identified cost $1,365,533)  $  1,332,355





      CORPORATE BONDS--44.8%
          CONSUMER CYCLICAL--1.5%
      750,000   Sysco Corp., Note, 4.75%, 7/30/2005   772,989
      550,000   Target Corp., Note, 5.50%, 4/1/2007   585,839





          TOTAL   1,358,828





          CONSUMER DURABLES--0.7%
      390,000   Fortune Brands, Inc., Note, 2.875%, 12/1/2006   389,321
      220,000 (1)  Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008
      217,140





          TOTAL   606,461





          CONSUMER NON-DURABLES--3.1%
      220,000   Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015   237,877
      860,000   Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006   909,460
      900,000   Kraft Foods, Inc., Note, 4.625%, 11/1/2006   931,376
      700,000   McDonald's Corp., Note, Series MTNG, 3.875%, 8/15/2007   712,062





          TOTAL   2,790,775





          ENERGY--5.8%
      348,800   ChevronTexaco Corp., Deb., 8.11%, 12/1/2004   362,175
      700,000   ChevronTexaco Corp., Note, 3.50%, 9/17/2007   706,778
      1,000,000   Conoco, Inc., 5.45%, 10/15/2006   1,064,264
      260,000   DTE Energy Co., Sr. Note, 6.45%, 6/1/2006   276,347
      915,000   Marathon Oil Corp., Note, 5.375%, 6/1/2007   965,464







      Principal
      Amount




        Value



      $   500,000  Pemex Project Funding Master, 6.125%, 8/15/2008  $
522,500
      1,340,000  Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009   1,284,499





         TOTAL   5,182,027





         FINANCIAL SERVICES--15.0%
      500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   538,444
      860,000  Bank of America Corp., Sr. Note, 3.25%, 8/15/2008   838,663
      645,000  CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007   682,066
      755,000  Citigroup, Inc., 5.75%, 5/10/2006   800,764
      480,000  Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008   466,409
      445,000  Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007
      474,823
      1,200,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
1,270,693
      1,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      1,067,013
      730,000  General Motors Acceptance Corp., 4.50%, 7/15/2006   746,203
      725,000  General Motors Acceptance Corp., 7.50%, 7/15/2005   765,183
      875,000  Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008
      875,536
      1,220,000  John Deere Capital Corp., 4.50%, 8/22/2007   1,259,975
      250,000  Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008
269,003
      250,000  Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009   293,105
      145,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007   165,498
      555,000  Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008
      551,784
      860,000  Morgan Stanley, Bond, 5.80%, 4/1/2007   919,237







      Principal
      Amount




        Value



      $   240,000  Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006  $     251,331
      1,000,000  Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006   1,098,929





         TOTAL   13,334,659





         HEALTHCARE--0.9%
      750,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   781,905





         INDUSTRIALS--2.0%
      800,000  Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008   849,683
      880,000  Pitney Bowes, Inc., Note, 5.875%, 5/1/2006   934,703





         TOTAL   1,784,386





         PROCESS INDUSTRIES--0.7%
      580,000  PPG Industries, Inc., Note, 6.50%, 11/1/2007   637,439





         RETAIL TRADE--1.0%
      800,000  Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005   843,646





         TECHNOLOGY--4.8%
      480,000  First Data Corp., Note, 3.375%, 8/1/2008   472,128
      1,220,000  Hewlett-Packard Co., Note, 5.50%, 7/1/2007   1,298,791
      960,000  IBM Corp., Note, 4.875%, 10/1/2006   1,006,802
      385,000  Texas Instruments, Inc., Note, 6.125%, 2/1/2006   408,821
      1,000,000 United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004 1,026,680





         TOTAL   4,213,222





         TELECOMMUNICATIONS--6.3%
      740,000  360 Communications Co., Sr. Note, 7.50%, 3/1/2006   802,759
      200,000  BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%,
      6/15/2004   201,127
      870,000  Comcast Corp., Note, 6.20%, 11/15/2008   935,527
      870,000 (1) Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007
      974,644
      585,000  Deutsche Telekom International Finance BV, Company Guarantee,
      3.875%, 7/22/2008   582,409







      Principal
      Amount




        Value



      $   500,000  Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025  $498,387
      135,000  SBC Communications, Inc., Note, 5.75%, 5/2/2006   142,918
      500,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      531,819
      860,000  Verizon Global Funding, Note, 6.125%, 6/15/2007   928,437





         TOTAL   5,598,027





         TRANSPORTATION--2.0%
      875,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%,
      10/15/2009   883,279
      875,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%,
      4/2/2012   882,077





         TOTAL   1,765,356





         UTILITIES--1.0%
      860,000  Georgia Power Co., Note, 6.20%, 2/1/2006   913,837





      TOTAL CORPORATE BONDS
      (identified cost $39,364,096)   39,810,568





      GOVERNMENT AGENCIES--24.5%
                                FEDERAL HOME LOAN
      MORTGAGE CORPORATION--9.9%
      2,000,000  3.50%, 4/1/2008   1,977,932
      1,525,000  4.00%, 10/29/2007   1,530,579
      451,679  5.50%, 2/1/2009   468,796
      274,601  5.50%, 1/1/2014   283,426
      1,238,468  5.50%, 12/1/2017   1,272,078
      426,597  6.00%, 4/1/2017   445,782
      1,675,000  6.25%, 3/5/2012   1,771,046
      845,184  6.50%, 9/1/2016   894,787
      147,546  7.50%, 2/1/2023   159,841





         TOTAL   8,804,267





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.8%
      1,409,471  4.50%, 6/1/2013   1,417,947
      1,525,000  4.75%, 1/2/2007   1,590,136







      Principal
      Amount




        Value



      $   449,835  5.50%, 12/1/2014  $     464,740
      937,779  5.50%, 4/1/2017   968,175
      1,750,000  5.50%, 5/2/2006   1,846,143
      340,662  5.50%, 8/1/2018   349,935
      159,645  5.50%, 8/1/2018   163,991
      781,187  6.00%, 1/1/2017   815,517
      281,092  6.00%, 1/1/2018   293,421
      395,385  6.00%, 11/1/2014   413,660
      351,942  6.00%, 12/1/2017   367,380
      1,500,000  6.00%, 12/15/2005   1,590,281
      401,805  6.00%, 2/1/2009   419,240
      310,080  6.00%, 2/1/2018   323,648
      398,800  6.00%, 8/1/2009   418,829
      265,287  6.50%, 8/1/2013   281,339
      475,671  7.00%, 10/1/2007   502,633





         TOTAL   12,227,015





         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.8%
      239,032  7.00%, 9/15/2008   256,652
      395,161  7.00%, 2/15/2009   421,686





         TOTAL   678,338





      TOTAL GOVERNMENT AGENCIES
      (identified cost $21,678,789)   21,709,620





      SOVEREIGN BONDS--2.3%
      1,125,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,172,468
      900,000  Italy, Government of, Bond, 2.50%, 3/31/2006   903,740





      TOTAL SOVEREIGN BONDS
      (identified cost $2,021,913)   2,076,208





      NOTES--VARIABLE--1.7%
         FINANCE--1.7%
      1,500,000 (2) USA Education, Inc., 1.390%, 6/16/2004 (identified cost
      $1,502,354) 1,500,579












      Principal
      Amount
      or Shares



        Value



      U.S. TREASURY OBLIGATIONS--20.8% U.S. TREASURY BILL--3.4%
      $3,000,000 (3) 1.165%, 10/28/2004  $  2,982,975





         U.S. TREASURY NOTES--17.4% 1,600,000 1.50%, 3/31/2006 1,578,189
      1,000,000 1.625%, 9/30/2005 996,446 1,000,000 1.875%, 11/30/2005 997,540
      250,000 1.875%, 12/31/2005 249,073 1,080,000 2.00%, 8/31/2005 1,082,447
      3,500,000 2.375%, 8/15/2006 3,490,841 2,100,000 2.625%, 11/15/2006
      2,099,181 800,000 3.00%, 11/15/2007 798,282 4,000,000 4.375%, 5/15/2007
      4,172,344





         TOTAL   15,464,343





      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $18,638,775)   18,447,318





      MUTUAL FUND--3.3%
      2,917,679  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   2,917,679





      TOTAL INVESTMENTS--98.9%
      (identified cost $87,489,139)(4)   87,794,327





      OTHER ASSETS AND LIABILITIES--NET--1.1%   970,028





      TOTAL NET ASSETS--100%  $88,764,355







      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.
      (2) Current rate and next reset date. (3) Yield at date of purchase.
      (4) The cost of investments for federal tax purposes amounts to $88,007,857. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.



SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount



        Value



      COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
      $  1,126,646  Countrywide Home Loans 2003-15, Class 1A2, 5.50%, 10/25/2033
       $    1,147,274
      333,917  Federal Home Loan Mortgage Corp., Series 2447, Class CA, 5.50%,
      5/15/2009   341,051
      124,262  Federal Home Loan Mortgage Corp., Series 26, Class F, 9.50%,
      2/15/2020   124,573





      TOTAL COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (identified cost $1,611,376)   1,612,898





      CORPORATE BONDS--51.8%
         AUTOMOBILES--1.2%
      800,000  Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029   697,286
      910,000  General Motors Corp., Note, 7.125%, 7/15/2013   956,170





         TOTAL   1,653,456





         BANKING--6.2%
      1,000,000(1) AGFIRST Farm Credit Bank, Series 144A Sub., 7.30%, 10/31/2049
        992,600
      2,000,000  BB&T Corp., Sub. Note, 7.25%, 6/15/2007   2,268,868
      1,000,000  Bank of America Corp., Sr. Note, 4.875%, 1/15/2013   987,108
      2,000,000  Bank One Corp., Note, 6.00%, 8/1/2008   2,164,792
      2,000,000  Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049
      2,004,620





         TOTAL   8,417,988





         COMMUNICATIONS--4.2%
      800,000  Comcast Corp., 7.05%, 3/15/2033   844,261
      300,000  Comcast Corp., Note, 5.50%, 3/15/2011   307,796
      625,000  Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013   772,205
      3,000,000  Verizon Global Funding, Note, 6.75%, 12/1/2005   3,202,266
      600,000  Viacom, Inc., Bond, 4.625%, 5/15/2018   542,851





         TOTAL   5,669,379












      Principal
      Amount




        Value



         CONSUMER CYCLICAL--2.7%
      $  2,000,000  Sysco Corp., Note, 4.75%, 7/30/2005  $    2,061,304
      1,500,000  Target Corp., Note, 5.375%, 6/15/2009   1,582,621





         TOTAL   3,643,925





         CONSUMER DURABLES--0.9%
      1,000,000  Fortune Brands, Inc., Deb., 7.875%, 1/15/2023   1,210,791





         CONSUMER NON-DURABLES--0.5%
      750,000  Gillette Co., 3.50%, 10/15/2007   753,536





         CONSUMER STAPLES--3.6%
      1,000,000  Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012
      1,079,509
      1,000,000  Kraft Foods, Inc., 4.00%, 10/1/2008   996,574
      1,130,000  Kraft Foods, Inc., 5.625%, 11/1/2011   1,169,245
      1,500,000  Sara Lee Corp., 6.25%, 9/15/2011   1,644,595





         TOTAL   4,889,923





         ENERGY MINERALS--1.3%
      1,930,000  Valero Energy Corp., Note, 4.75%, 4/1/2014   1,827,488





         FINANCE--18.1%
      1,500,000 (1) AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%,
      8/1/2008   1,615,330
      1,800,000  CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008   1,802,506
      4,800,000  Citigroup, Inc., 5.75%, 5/10/2006   5,090,947
      2,240,000  Countrywide Home Loans, Inc., Company Guarantee, 6.25%,
      4/15/2009   2,427,407
      2,500,000  Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006
2,647,277
      2,000,000  General Electric Capital Corp., Note, 6.80%, 11/1/2005
      2,134,026
      980,000  General Motors Acceptance Corp., Note, Series MTN, 5.25%,
      5/16/2005   1,008,430
      1,000,000  Goldman Sachs Group, Inc., 6.60%, 1/15/2012   1,096,673
      1,500,000  Household Finance Corp., Note, 6.375%, 10/15/2011   1,629,912
      500,000  Household Finance Corp., Note, 6.375%, 11/27/2012   539,311







      Principal
      Amount




        Value



      $  1,300,000  Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007  $
      1,483,777
      2,000,000  Morgan Stanley, Unsub., 6.75%, 4/15/2011   2,212,494
      850,000  Wells Fargo & Co., Note, 4.80%, 7/29/2005   880,002





         TOTAL   24,568,092





         OIL & GAS--3.2%
      1,000,000  Apache Corp., Note, 6.25%, 4/15/2012   1,104,719
      1,300,000  Marathon Oil Corp., Note, 6.00%, 7/1/2012   1,379,225
      600,000  Murphy Oil Corp., 7.05%, 5/1/2029   651,867
      1,100,000  Pemex Project Funding Master, Company Guarantee, 7.375%,
      12/15/2014   1,155,000





         TOTAL   4,290,811





         PHARMACEUTICALS--0.7%
      1,000,000  Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006   1,042,540





         RETAIL TRADE--2.2%
      815,000  Lowe's Cos., Inc., Deb., 6.50%, 3/15/2029   859,059
      2,000,000  Safeway Inc., Deb., 7.25%, 2/1/2031   2,144,836





         TOTAL   3,003,895





         TECHNOLOGY--0.8%
      1,000,000  Computer Sciences Corp., 7.375%, 6/15/2011   1,146,496





         TRANSPORTATION--2.0%
      1,325,000  American Airlines, Inc., Pass Thru Cert., Series 1999-1,
      7.024%, 10/15/2009   1,337,537
      1,350,000  Continental Airlines, Inc., Pass Thru Cert., Series 00-2,
      7.487%, 4/2/2012   1,360,919





         TOTAL   2,698,456





         UTILITIES--4.2%
      2,000,000  Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005
      2,127,612
      500,000  PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012   553,379
      2,000,000  Progress Energy, Inc., 5.85%, 10/30/2008   2,121,980








      Principal
      Amount




        Value



      $     800,000  Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007
      $       850,910





         TOTAL   5,653,881





      TOTAL CORPORATE BONDS
      (identified cost $67,028,153)   70,470,657





      GOVERNMENT AGENCIES--19.1%
         FEDERAL HOME LOAN BANK--1.7%
      2,000,000  7.03%, 7/14/2009   2,276,188





         FEDERAL HOME LOAN MORTGAGE CORPORATION--6.8%
      2,500,000  5.125%, 7/15/2012   2,555,007
      395,516  5.50%, 2/1/2033   395,381
      167,841  6.00%, 4/1/2017   175,390
      1,400,000  6.25%, 3/5/2012   1,480,277
      428,588  6.50%, 12/1/2031   446,474
      3,400,000  7.00%, 7/15/2005   3,608,617
      555,104  7.00%, 12/1/2031   586,369





         TOTAL   9,247,515





         FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
      592,282  5.50%, 4/1/2017   611,479
      202,556  5.50%, 8/1/2018   208,070
      95,787  5.50%, 8/1/2018   98,395
      233,025  5.50%, 5/1/2029   233,638
      1,678,810  5.50%, 3/1/2033   1,676,729
      467,515  6.00%, 12/1/2008   477,668
      594,885  6.00%, 12/1/2012   622,737
      847,699  6.00%, 2/1/2033   867,864
      1,456,232  6.00%, 3/1/2033   1,490,826
      4,500,000  6.375%, 6/15/2009   4,994,779
      155,492  6.50%, 8/1/2021   162,594
      160,893  6.50%, 4/1/2022   168,250
      296,969  6.50%, 2/1/2029   311,042
      540,145  6.50%, 4/1/2031   562,605





         TOTAL   12,486,676













      Principal
      Amount




        Value



         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.3%
      $   400,505  5.50%, 12/15/2032  $       401,175
      395,161  7.00%, 2/15/2009   421,686
      784,216  7.00%, 11/15/2029   834,661
      131,496  8.00%, 2/15/2030   143,553





         TOTAL   1,801,075





         STUDENT LOAN MARKETING ASSOCIATION--0.1%
      100,000  5.05%, 11/14/2014   97,242





      TOTAL GOVERNMENT AGENCIES
      (identified cost $25,464,794)   25,908,696





      REAL ESTATE INVESTMENT TRUST--0.8%
      1,000,000  EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011
      (identified cost $990,200)   1,111,388





      SOVEREIGN BONDS--3.5%
      1,000,000  British Columbia, Province of, Note, 4.625%, 10/3/2006
      1,042,194
      1,000,000  Italy, Government of, Bond, 2.50%, 3/31/2006   1,004,156
      250,000  Mexico, Government of, Note, 6.375%, 1/16/2013   253,750
      2,000,000  Quebec, Province of, Deb., 7.50%, 9/15/2029   2,449,410





      TOTAL SOVEREIGN BONDS
      (identified cost $4,422,403)   4,749,510





      U.S. TREASURY OBLIGATIONS--18.9% U.S. TREASURY BOND--1.8%
      2,000,000 (2) 7.50%, 11/15/2016   2,487,110





         U.S. TREASURY NOTES--17.1% 2,000,000 1.625%, 4/30/2005 2,000,938
      1,000,000 (2) 2.375%, 8/15/2006 997,383 1,000,000 2.625%, 11/15/2006
      999,610 1,500,000 (2) 2.625%, 5/15/2008 1,461,445 2,500,000 3.00%,
      2/15/2009 2,437,013 4,300,000 (2) 3.125%, 10/15/2008 4,237,014







      Principal
      Amount
      or Shares



        Value



      $  6,100,000 (2) 4.25%, 11/15/2013  $    5,986,107
      1,000,000 (2) 4.375%, 8/15/2012   1,002,227
      1,300,000 (2) 4.875%, 2/15/2012   1,351,899
      2,500,000 (2) 5.50%, 5/15/2009   2,718,067







         TOTAL   23,191,703







      TOTAL U.S. TREASURY OBLIGATIONS
      (identified cost $26,070,742)   25,678,813







      MUTUAL FUND--2.4%
      3,260,823  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   3,260,823







      REPURCHASE AGREEMENT--14.4%
      $19,640,125 Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at
      amortized cost) (held as collateral for securities lending)   19,640,125







      TOTAL INVESTMENTS--112.1%
      (identified cost $148,488,616)(3)   152,432,910







      OTHER ASSETS AND LIABILITIES--NET--(12.1)%   (16,485,033)







      TOTAL NET ASSETS--100%  $135,947,877









      (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.
      (2) Certain shares or principal amounts on loan to broker. (3) The cost of investments for federal tax purposes amounts to $148,929,414.
      Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
MTN--Medium Term Note


SOUTHTRUST ALABAMA TAX FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Principal
      Amount




        Credit
      Rating(1)


        Value



      LONG-TERM MUNICIPALS--98.0%
         ALABAMA--96.1%
      $1,020,000 Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 4.85%), 9/1/2007  AAA  $  1,112,606
      960,000  Alabama Drinking Water Finance Authority, Series A, Revenue Bond,
      4.70% (Ambac Financial Group, Inc. INS), 8/15/2011  AAA   1,009,334
      875,000  Alabama Drinking Water Finance Authority, Series A, 5.125%
      (Original Issue Yield: 5.22%), 8/15/2016  AAA   924,009
      1,230,000 Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.75%),
      8/15/2011  AAA   1,311,168
      675,000 Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029 AAA 754,765
      500,000  Alabama Private Colleges & Universities Facilities Authority,
      Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005  AAA   519,805
      530,000  Alabama Special Care Facilities Finance Authority, 6.00% (MBIA
      Insurance Corp. INS), 10/1/2025  AAA   568,409
      390,000 Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      5.999%), 4/1/2006 (@102)  AAA   421,684







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   350,000  Alabama State Board of Education, Refunding Revenue Bonds,
      5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.44%),
      10/1/2011  AAA  $     394,436
      500,000 Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA Insurance Corp. INS), 10/1/2006 AAA 536,145
      1,000,000 Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.64%), 3/1/2013
      AAA   1,090,910
      500,000  Alabama State IDA, Special Tax, 4.50%, 7/1/2010  A2   517,640
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.08%), 6/1/2008  AA   1,086,910
      1,000,000  Alabama State Parks System, Series A, 5.00% (Original Issue
      Yield: 4.49%), 6/1/2012  AA   1,063,220
      1,165,000  Alabama State Public School & College Authority, Series A,
      Revenue Bonds, 5.00%, 2/1/2012  AA   1,250,220
      1,000,000  Alabama State Public School & College Authority, Series C,
      5.75%, 7/1/2017  AA   1,112,770
      400,000  Alabama State Public School & College Authority, Series D, 5.75%
      (Original Issue Yield: 5.337%), 8/1/2011  AA   454,044
      1,000,000  Alabama State Public School & College Authority, Revenue Bonds,
      Series C, 5.00%, 5/1/2012  AAA   1,074,870
      500,000  Alabama State Public School & College Authority, Revenue Bonds,
      4.75% (Original Issue Yield: 4.85%), 11/1/2006  AAA   526,975







      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   600,000  Alabama State, GO UT, Series C, 5.50% (Parks Systems
      Improvement Corp.), 6/1/2010  AA  $   671,382
      1,410,000  Alabama State, Series C, 5.25% (Parks Systems Improvement
      Corp.), 6/1/2009  AA   1,554,722
      700,000  Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.60%), 8/15/2015  AAA   707,931
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.15%), 8/15/2008 AAA 1,109,370
      1,000,000 Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.27%), 8/15/2014 AAA 1,087,600
      500,000  Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.40%), 6/1/2014  AAA   539,350
      500,000  Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009  AA-
531,245
      1,750,000  Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016
      (Ambac Financial Group, Inc. INS)  NR   1,884,575
      1,265,000 Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013 NR 1,362,468
      465,000 Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.42%), 1/1/2017 AAA
500,098
      1,200,000  Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds
      Warrants, 5.125%, 1/1/2017  AA-   1,256,532








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Birmingham-Carraway, AL, Special Care Facilities Financing
      Authority, Refunding Revenue Bonds, 5.875% (Connie Lee INS)/(Original
      Issue Yield: 6.00%), 8/15/2015  AAA  $     801,480
      500,000  East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial
      Group, Inc. INS)/(Original Issue Yield: 5.414%), 9/1/2014  AAA   536,985
      1,000,000 Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac Financial Group, Inc. INS)/(Original Issue Yield:
      5.02%), 12/1/2016  NR   1,055,890
      1,615,000  Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%),
      6/1/2011 (@102)  AA-   1,697,914
      1,000,000  Hoover, AL, Board of Education, 5.00%, 2/15/2015  AAA
      1,051,200
      450,000  Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 5.37%), 10/15/2011 (@102)  AAA   501,714
      1,000,000  Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%),
      2/1/2007  AA   1,033,370
      345,000  Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc.
      INS)/(Original Issue Yield: 4.44%), 2/1/2017  AAA   371,247
      1,000,000  Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%),
      11/1/2009  AA   1,098,600
      500,000 Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009 AA 549,300








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $   750,000  Jefferson County, AL, Sewer System, Series D, 5.75% (Original
      Issue Yield: 5.829%), 2/1/2027  AAA  $     827,220
      1,000,000  Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue
      Yield: 5.30%), 2/15/2012  AAA   1,072,490
      500,000 Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013
       AAA   568,660
      500,000  Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015
       AAA   528,950
      1,185,000  Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 6.10%), 4/1/2023  AAA   1,255,472
      500,000  McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%),
      6/1/2008  A   524,150
      1,000,000  Mobile County, AL, Board of School Commissioners, Series B,
      5.00% (Ambac Financial Group, Inc. INS), 3/1/2006  AAA   1,057,090
      800,000  Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75%
      (International Paper Co.), 4/1/2010  BBB+   840,272
      1,000,000  Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010  BBB
1,050,340
      700,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.63%), 1/1/2015  AAA   753,823
      1,100,000  Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC
      INS)/(Original Issue Yield: 4.74%), 1/1/2016  AAA   1,180,839








      Principal
      Amount




        Credit
      Rating(1)


        Value



      $1,000,000 Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009 AAA $ 1,084,900
      350,000  Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original
      Issue Yield: 5.67%), 2/15/2014  AAA   385,315
      1,000,000 Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.30%), 5/1/2013
      AAA   1,083,250
      1,500,000 Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield:
      3.74%), 10/1/2010  AAA   1,636,155
      1,250,000 Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac Financial Group, Inc. INS), 2/1/2009 AAA 1,344,187
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue
      Yield: 5.25%), 6/1/2010  AAA   539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS), 6/1/2008 AAA 539,850
      500,000 The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014 AAA 511,295







      Principal
      Amount
      or Shares



        Credit
      Rating(1)


        Value



      $1,000,000 Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015 AA- $
      1,097,410 1,000,000 Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019 AA-
      1,105,890
      1,000,000  University of Alabama, 5.40% (MBIA Insurance Corp.
      INS)/(Original Issue Yield: 5.55%), 9/1/2013  AAA   1,094,640
      500,000  University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC
      INS)/(Original Issue Yield: 4.09%), 10/1/2009  AAA   546,150
      1,125,000  Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield:
      4.02%), 2/1/2013  A2   1,212,244
      400,000  Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015  A2
421,496
      500,000 Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp. INS/(Original Issue Yield: 5.499%), 1/1/2024 AAA 501,810





         TOTAL      58,396,641





         GUAM--1.0%
      560,000  Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%,
      10/01/2011  AAA   609,409





         PUERTO RICO--0.9%
      500,000 Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009 AAA 548,290





      TOTAL LONG-TERM MUNICIPALS
      (identified cost $57,678,780)      59,554,340





      MUTUAL FUND--0.7%
      463,718 (2) Alabama Municipal Cash Trust (at net asset value)      463,718













      TOTAL INVESTMENTS--98.7%
      (identified cost $58,142,498)(3)     $60,018,058





      OTHER ASSETS AND LIABILITIES--NET--1.3%      768,956





      TOTAL NET ASSETS--100%     $60,787,014







      (1) Please refer to the "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.
      (2) Affiliated company
      (3) The cost of investments for federal tax purposes amounts to $58,141,203. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronyms are used throughout this portfolio: FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation IDA--Industrial Development Authority IDB--Industrial Development Bond INS--Insured MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority PCR--Pollution Control Revenue UT--Unlimited Tax


SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--98.9%
         CONSUMER DISCRETIONARY--18.8%
         140,000 (1) Advance Auto Parts, Inc.  $    6,041,000
      135,000 (1) Brinker International, Inc.   5,192,100
      250,050 (1) Comcast Corp., Class A   7,526,505
      175,000  Home Depot, Inc.   6,158,250
      175,000  Jones Apparel Group, Inc.   6,405,000
      455,000  Mattel, Inc.   7,716,800
      215,000  Penney (J.C.) Co., Inc.   7,279,900
      405,000 (1) Time Warner, Inc.   6,812,100
      150,000 (1) Yum! Brands, Inc.   5,818,500





         TOTAL   58,950,155





         CONSUMER STAPLES--6.5%
      150,000  Cadbury Schweppes PLC, ADR   4,897,500
      210,000  CVS Corp.   8,112,300
      150,000  General Mills, Inc.   7,312,500





         TOTAL   20,322,300





         ENERGY--11.5%
      110,000  BP PLC, ADR   5,819,000
      80,000  Devon Energy Corp.   4,896,000
      203,000 (1) FMC Technologies, Inc.   5,531,750
      125,000  Halliburton Co.   3,725,000
      71,000  Kerr-McGee Corp.   3,474,030
      75,000  Schlumberger Ltd.   4,389,750
      140,000 (1) Transocean, Inc.   3,887,800
      164,582  XTO Energy, Inc.   4,394,340





         TOTAL   36,117,670





         FINANCIALS--18.9%
      175,000  Ace Ltd.   7,672,000
      100,000  Ambac Financial Group, Inc.   6,900,000
      160,000  Bank One Corp.   7,899,200
      97,177  Bank of America Corp.   7,821,777
      205,000  Charter One Financial, Inc.   6,840,850
      120,000  Federal Home Loan Mortgage Corp.   7,008,000
      290,000  U.S. Bancorp   7,435,600
      100,000  XL Capital Ltd.   7,635,000





         TOTAL   59,212,427













      Shares




        Value



         HEALTHCARE--15.7%
         150,000  Abbott Laboratories  $    6,603,000
      125,000  Baxter International, Inc.   3,956,250
      185,000  Bristol-Myers Squibb Co.   4,643,500
      130,000  Johnson & Johnson   7,023,900
      150,000 (1) Medco Health Solutions, Inc.   5,310,000
      316,000  Pfizer, Inc.   11,300,160
      225,000 (1) Shire Pharmaceuticals Group PLC, ADR   6,243,750
      100,000  Universal Health Services, Inc., Class B   4,390,000





         TOTAL   49,470,560





         INDUSTRIALS--11.7%
      375,000  Cendant Corp.   8,880,000
      85,000  Emerson Electric Co.   5,118,700
      60,000  Northrop Grumman Corp.   5,955,000
      360,000  Tyco International Ltd.   9,882,000
      80,000  United Technologies Corp.   6,900,800





         TOTAL   36,736,500





         INFORMATION TECHNOLOGY--13.3%
      1,685,194 (1) Agere Systems, Inc., Class B   3,656,871
      190,000  First Data Corp.   8,624,100
      165,000  Harris Corp.   7,433,250
      65,000  International Business Machines Corp.   5,731,050
      325,000  Nokia Oyj, Class A, ADR   4,553,250
      200,000 (1) SunGard Data Systems, Inc.   5,214,000
      500,000 (1) Unisys Corp.   6,515,000





         TOTAL   41,727,521





         TELECOMMUNICATIONS--2.5%
      30,000  Alltel Corp.   1,510,200
      168,360  Verizon Communications   6,353,906





         TOTAL   7,864,106





      TOTAL COMMON STOCKS
      (identified cost $233,000,851)   310,401,239





      MUTUAL FUND--1.6%
      5,160,047  AIM Short-Term Investment Co. Prime Portfolio (at net asset
      value)   5,160,047














        Value



      TOTAL INVESTMENTS--100.5%
      (identified cost $238,160,898)(2)  $315,561,286







      OTHER ASSETS AND LIABILITIES--NET--(0.5)%   (1,632,443)







      TOTAL NET ASSETS--100%  $313,928,843









      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $238,160,898. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2004





      Shares




        Value



      COMMON STOCKS--99.8%
         CONSUMER DISCRETIONARY--15.0%
        38,750 (1) Bed Bath & Beyond, Inc.  $1,438,400
      45,000  Best Buy Co., Inc.   2,441,250
      35,000  Harley Davidson, Inc.   1,971,200
      85,000  Home Depot, Inc.   2,991,150
      55,000 (1) Kohl's Corp.   2,298,450
      78,500  Walt Disney Co.   1,807,855





         TOTAL   12,948,305





         CONSUMER STAPLES--13.6%
      22,500  Colgate-Palmolive Co.   1,302,300
      45,000  Costco Wholesale Corp.   1,685,250
      27,500  PepsiCo, Inc.   1,498,475
      42,500  Sysco Corp.   1,625,625
      65,000  Walgreen Co.   2,241,200
      60,000  Wal-Mart Stores, Inc.   3,420,000





         TOTAL   11,772,850





         ENERGY--2.4%
      35,000  Schlumberger Ltd.   2,048,550





         FINANCE--15.1%
      40,000  Aflac, Inc.   1,689,200
      43,500  American Express Co.   2,129,325
      40,000  American International Group, Inc.   2,866,000
      25,000  Bank of New York Co., Inc.   728,500
      60,000  Citigroup, Inc.   2,885,400
      2,500  Federal Home Loan Mortgage Corp.   146,000
      47,500  Fifth Third Bancorp   2,548,850





         TOTAL   12,993,275





         HEALTHCARE--19.2%
      66,000 (1) Amgen, Inc.   3,713,820
      45,000  Johnson & Johnson   2,431,350
      23,000  Lilly (Eli) & Co.   1,697,630
      38,500 (1) Medco Health Solutions, Inc.   1,362,900
      75,000  Medtronic, Inc.   3,784,500
      100,000  Pfizer, Inc.   3,576,000





         TOTAL   16,566,200












      Shares




        Value



         INDUSTRIALS--10.8%
        22,500  3M Co.  $  1,945,800
      120,000  General Electric Co.   3,594,000
      130,000  Southwest Airlines Co.   1,856,400
      71,000  Tyco International Ltd.   1,948,950





         TOTAL   9,345,150





         INFORMATION TECHNOLOGY--22.4%
      15,000  Analog Devices, Inc.   639,000
      106,250 (1) Cisco Systems, Inc.   2,217,437
      82,500 (1) Dell, Inc.   2,863,575
      45,000  First Data Corp., Class   2,042,550
      90,000  Intel Corp.   2,315,700
      5,250 (1) Intuit, Inc.   222,968
      145,000  Microsoft Corp.   3,765,650
      120,000  Nokia Oyj, Class A, ADR   1,681,200
      44,500  Qualcomm, Inc.   2,779,470
      85,000 (1) Taiwan Semiconductor Manufacturing Co., ADR   810,050





         TOTAL   19,337,600





         TELECOM SERVICES--1.3%
      22,500  Alltel Corp.   1,132,650





      Total Common Stocks
      (identified cost $73,176,631)   86,144,580





      MUTUAL FUND--0.1%
      57,620  AIM Short-Term Investment Co. Prime Portfolio (at net asset value)
        57,620





      TOTAL INVESTMENTS--99.9%
      (identified cost $73,234,251)(2)   86,202,200





      OTHER ASSETS AND LIABILITIES--NET--0.1%   109,232





      TOTAL NET ASSETS--100%  $86,311,432







      (1) Non-income producing security.
      (2) The cost of investments for federal tax purposes amounts to $73,473,832. Note: The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:
ADR--American Depositary Receipt


SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004





         U.S. Treasury
      Money
      Market Fund

        Income
      Fund

        Bond Fund



      Assets:
      Investments in repurchase agreements  $785,842,000  $-- $19,640,125(1)
      Investments in securities   749,021,923   87,794,327   132,792,785

















      Total investments in securities, at value   1,534,863,923   87,794,327
      152,432,910
      Cash   21,130   1,529   2,622
      Receivable for investments sold  --  --   1,275,223
      Receivable for shares sold   150   52,300   62,000
      Income receivable   877,990   930,633   1,840,366
      Other assets (Note 5)   90,960   6,051   11,397

















      Total assets   1,535,854,153   88,784,840   155,624,518

















      Liabilities:
      Payable for shares redeemed -- 430 10,081 Payable for collateral due to broker -- -- 19,640,125 Income distribution payable 284,965 -- -- Payable for Trustees fees 11,227 -- -- Payable for custodian fees (Note 5) 4,641 695 1,101 Payable for transfer and dividend disbursing agent fees and expenses (Note 5) 4,048 4,096 4,356 Accrued expenses 81,290 9,213 9,581
      Payable for deferred compensation (Note 5) 90,960 6,051 11,397

















      Total liabilities   477,131   20,485   19,676,641

















      Net Assets Consist of:
      Paid in capital   1,535,373,148   91,902,862   135,409,152
      Net unrealized appreciation of investments  --   305,188   3,944,294
      Accumulated net realized loss on investments  --   (3,479,179)
(3,507,055)
      Undistributed net investment income    3,874   35,484   101,486

















      Total Net Assets  $1,535,377,022  $88,764,355  $135,947,877

















      Shares Outstanding   1,535,373,148   9,264,139   13,402,341

















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $1.00  $9.58  $10.14

















      Offering Price Per Share(2)  $1.00  $9.93(3) $10.51(3)

















      Redemption Proceeds Per Share(2)  $1.00  $9.48(4) $10.04(4)

















      Investments, at identified cost  $1,534,863,923  $87,489,139  $148,488,616




















      (1) Including $19,640,125 of collateral for securities loaned. (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of redemption proceeds: 99/100 of net asset value.







         Alabama
      Tax-Free Income
      Fund

        Value
      Fund

        Growth
      Fund


      Assets:
      Total investments in securities, at value $60,018,058(1) $315,561,286 $86,202,200
      Cash   1,069   4,786   1,349
      Receivable for investments sold  --  --   1,319,359
      Receivable for shares sold   499   477,318   101,219
      Income receivable   773,097   350,308   40,250
      Other assets (Note 5)   4,556   23,839   6,216



















      Total assets   60,797,279   316,417,537   87,670,593



















      Liabilities:
      Payable for investments purchased  --   2,417,490   1,323,621
      Payable for shares redeemed  --   7,113   4,320
      Payable for custodian fees (Note 5)   483   3,202   714
      Payable for transfer and dividend disbursing agent fees and expenses (Note
      5)   3,717   7,917   9,185
      Accrued expenses   1,509   29,133   15,105
      Payable for deferred compensation
      (Note 5)   4,556   23,839   6,216



















      Total liabilities   10,265   2,488,694   1,359,161



















      Net Assets Consist of:
      Paid in capital   58,694,979   238,956,789   78,631,019
      Net unrealized appreciation of investments   1,875,560   77,400,388
      12,967,949
      Accumulated net realized gain (loss) on investments   148,898
      (2,684,496)  (5,281,407)
      Undistributed net investment income (Accumulated net investment loss)
      67,577   256,162   (6,129)



















      Total Net Assets  $60,787,014  $313,928,843  $86,311,432



















      Shares Outstanding   5,759,001   19,453,037   12,064,587



















      Net Asset Value Per Share:
      (Net Assets/Shares Outstanding)  $10.56  $16.14  $7.15



















      Offering Price Per Share(2)  $10.94(3) $16.90(4) $7.49(4)



















      Redemption Proceeds Per Share(2)  $10.45(5) $15.98(5) $7.08(5)



















      Investments, at identified cost  $58,142,498  $238,160,898  $73,234,251





















      (1) Includes $463,718 of investments in affiliated issuer (Note 5). (2) See "What Do Shares Cost?" in the Prospectus. (3) Computation of offering price: 100/96.5 of net asset value. (4) Computation of offering price:
      100/95.5 of net asset value. (5) Computation of redemption proceeds:
      99/100 of net asset value.



SOUTHTRUST FUNDS
STATEMENT OF OPERATIONS
Year Ended April 30, 2004





         U.S.Treasury
      Money Market
      Fund


        Income
      Fund

        Bond
      Fund


      Investment Income:
      Interest  $12,462,804  $3,054,002  $7,151,881(1)



















      Expenses:
      Investment adviser fee (Note 5)   6,076,097   523,146   854,837
      Administrative personnel and services fee (Note 5)   1,153,762   82,821
      135,379
      Custodian fees (Note 5)   85,761   8,719   14,247
      Transfer and dividend disbursing agent fees and expenses (Note 5)   31,363
        31,369   33,457
      Trustees' fees   25,933   2,785   2,204
      Auditing fees   16,290   15,022   16,046
      Legal fees   8,812   6,634   6,013
      Portfolio accounting fees   367,271   34,918   52,001
      Shareholder services fee (Note 5)   3,038,048   217,978   356,182
      Share registration costs   31,034   21,725   20,083
      Printing and postage   38,869   17,164   15,029
      Insurance premiums   69,230   13,945   15,321
      Deferred compensation expense (Note 5)   35,869   2,534   4,478
      Miscellaneous   45,199   9,225   11,157



















      Total expenses   11,023,538   987,985   1,536,434



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (1,701,307)  (226,697) --
      Waiver of shareholder services fee   (2,430,439)  (174,382)  (284,945)



















      Total waivers   (4,131,746)  (401,079)  (284,945)



















      Net expenses   6,891,792   586,906   1,251,489



















      Net investment income   5,571,012   2,467,096   5,900,392



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments  --   732,615   2,415,024
      Change in unrealized depreciation of investments  --   (2,288,145)
      (7,056,284)



















      Net realized and unrealized loss on investments  --   (1,555,530)
      (4,641,260)



















      Change in net assets resulting from operations $5,571,012 $911,566 $1,259,132





















      (1) Includes income on securities loaned of $15,023.







         Alabama
      Tax-Free Income
      Fund


        Value
      Fund

        Growth
      Fund


      Investment Income:
      Dividends  $6,176(1) $4,350,368(2) $873,140(3)
      Interest   2,489,306   124,401   5,097



















      Total income   2,495,482   4,474,769   878,237



















      Expenses:
      Investment adviser fee (Note 5)   368,067   2,191,777   608,025
      Administrative personnel and services fee (Note 5)   58,268   277,454
      76,967
      Custodian fees (Note 5)   6,135   29,224   8,107
      Transfer and dividend disbursing agent fees and expenses (Note 5)   29,398
        45,761   60,838
      Trustees' fees   2,096   6,057   3,007
      Auditing fees   13,973   14,205   13,844
      Legal fees   6,413   6,396   7,268
      Portfolio accounting fees   26,211   86,191   24,916
      Shareholder services fee (Note 5)   153,361   730,592   202,675
      Share registration costs   21,313   29,345   22,914
      Printing and postage   11,262   17,414   25,514
      Insurance premiums   12,313   19,810   13,715
      Deferred compensation expense (Note 5)   1,795   7,856   2,163
      Miscellaneous   12,055   13,591   10,070



















      Total expenses   722,660   3,475,673   1,080,023



















      Waivers (Note 5)--
      Waiver of investment adviser fee   (214,706) --  --
      Waiver of shareholder services fee   (122,689)  (584,474)  (137,819)



















      Total waivers   (337,395)  (584,474)  (137,819)



















      Net expenses   385,265   2,891,199   942,204



















      Net investment income (loss)   2,110,217   1,583,570   (63,967)



















      Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments   188,499   14,232,711   2,619,419
      Change in unrealized appreciation (depreciation) of investments
      (1,431,662)  61,893,352   8,476,006



















      Net realized and unrealized gain (loss) on investments   (1,243,163)
      76,126,063   11,095,425



















      Change in net assets resulting from operations $867,054 $77,709,633 $11,031,458





















      (1) Received from affiliated issuers (Note 5). (2) Net of foreign taxes withheld of $27,518. (3) Net of foreign taxes withheld of $6,314.



SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS





        U.S.Treasury
      Money Market Fund

        Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,571,012  $11,616,996  $2,467,096  $3,040,186
      Net realized gain on investments --  --   732,615   380,755
      Net change in unrealized appreciation/depreciation of investments -- -- (2,288,145) 1,915,648

























      Change in net assets resulting from operations  5,571,012   11,616,996
      911,566   5,336,589

























      Distributions to Shareholders--
      Distributions from net investment income (5,567,887) (11,616,247) (3,340,849) (3,508,640)

























      Share Transactions--
      Proceeds from sale of shares  3,229,834,547   2,923,029,533   24,697,738
      22,551,986
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,934,848   4,530,298   667,537   663,318
      Cost of shares redeemed  (2,846,537,028)  (3,015,344,574)  (17,529,684)
      (14,548,117)

























      Change in net assets resulting from share transactions  385,232,367
      (87,784,743)  7,835,591   8,667,187

























      Change in net assets  385,235,492   (87,783,994)  5,406,308   10,495,136
      Net Assets:
      Beginning of period  1,150,141,530   1,237,925,524   83,358,047
      72,862,911

























      End of period $1,535,377,022  $1,150,141,530  $88,764,355  $83,358,047

























      Undistributed net investment income included in net assets at end of
      period $3,874  $749   35,484  $26,237

































        Bond
      Fund

        Alabama
      Tax-Free Income
      Fund


        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income $5,900,392  $6,717,149  $2,110,217  $2,057,887
      Net realized gain (loss) on investments  2,415,024   (437,259)  188,499
      677,784
      Net change in unrealized appreciation/depreciation of investments
      (7,056,284)  9,058,094   (1,431,662)  1,863,551

























      Change in net assets resulting from operations  1,259,132   15,337,984
      867,054   4,599,222

























      Distributions to Shareholders--
      Distributions from net investment income (6,628,685) (7,175,461) (2,115,198) (2,105,722)
      Distributions from net realized gain on investments transactions -- -- (325,406) (993,226)

























      Change in net assets from distributions to shareholders (6,628,685) (7,175,461) (2,440,604) (3,098,948)

























      Share Transactions--
      Proceeds from sale of shares  14,612,774   20,512,699   13,584,028
      6,834,222
      Net asset value of shares issued to shareholders in payment of
      distributions declared  1,895,282   4,803,999   726,690   1,272,211
      Cost of shares redeemed  (24,216,101)  (28,634,164)  (7,889,712)
      (9,123,430)

























      Change in net assets resulting from share transactions  (7,708,045)
      (3,317,466)  6,421,006   (1,016,997)

























      Change in net assets  (13,077,598)  4,845,057   4,847,456   483,277
      Net Assets:
      Beginning of period  149,025,475   144,180,418   55,939,558   55,456,281

























      End of period $135,947,877  $149,025,475  $60,787,014  $55,939,558

























      Undistributed net investment income included in net assets at end of period $101,486 $101,746 $67,577 $73,779
































        Value Fund


        Growth Fund



        Year Ended April 30,


        Year Ended April 30,



        2004


        2003


        2004


        2003



      Increase (Decrease) in Net Assets Operations--
      Net investment income (loss) $1,583,570  $1,870,068  $(63,967) $(46,493)
      Net realized gain (loss) on investments  14,232,711   (16,856,532)
      2,619,419   (4,308,934)
      Net change in unrealized appreciation/depreciation of investments
      61,893,352   (45,537,697)  8,476,006   (2,846,896)

























      Change in net assets resulting from operations  77,709,633   (60,524,161)
      11,031,458   (7,202,323)

























      Distributions to Shareholders--
      Distributions from net investment income (1,443,201) (1,879,277) -- -- Distributions from net realized gain on investments transactions -- (1,284,234) -- --

























      Change in net assets from distributions to shareholders  (1,443,201)
      (3,163,511)  --   --

























      Share Transactions--
      Proceeds from sale of shares  30,745,421   32,274,244   19,323,876
      16,838,392
      Net asset value of shares issued to shareholders in payment of
      distributions declared  977,996   2,660,320  --  --
      Cost of shares redeemed  (44,445,629)  (46,827,250)  (13,359,642)
      (12,224,237)

























      Change in net assets resulting from share transactions  (12,722,212)
      (11,892,686)  5,964,234   4,614,155

























      Change in net assets  63,544,220   (75,580,358)  16,995,692   (2,588,168)
      Net Assets:
      Beginning of period  250,384,623   325,964,981   69,315,740   71,903,908

























      End of period $313,928,843  $250,384,623  $86,311,432  $69,315,740

























      Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period $256,162 $115,793 $(6,129) $(3,992)




























SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS



(For a share outstanding throughout each period)



      Year
      Ended
      April 30,

       Net asset
      value,
      beginning
      of period


       Net
      investment
      income (loss)


        Net realized
                                 and unrealized
                                 gain (loss) on
      investments


        Total from
      investment
      operations


        Distributions
      from net
      investment
      income


        Distributions
      from net
      realized
                                     gain on
      investments


      U.S. Treasury Money Market Fund 2000 $1.00 0.048 -- 0.048 (0.048) -- 2001
      $1.00 0.055 -- 0.055 (0.055) -- 2002(3) $1.00 0.024 -- 0.024 (0.024) --
      2003 $1.00 0.010 -- 0.010 (0.010) -- 2004 $1.00 0.005 -- 0.005 (0.005) --
      Income Fund 2000 $9.78 0.58 (0.37) 0.21 (0.58) -- 2001 $9.41 0.57 0.31
      0.88 (0.57) -- 2002(3) $9.72 0.53(4) (0.13)(4) 0.40 (0.50) -- 2003 $9.62
      0.44 0.23 0.67 (0.44) -- 2004 $9.85 0.37 (0.27) 0.10 (0.37) -- Bond Fund
      2000 $10.24 0.58 (0.57) 0.01 (0.58) -- 2001 $9.67 0.57 0.42 0.99 (0.58) --
      2002(3) $10.08 0.55(4) (0.13)(4) 0.42 (0.54) -- 2003 $9.96 0.51 0.58 1.09
      (0.51) -- 2004 $10.54 0.49 (0.40) 0.09 (0.49) -- Alabama Tax-Free Income
      Fund 2000(5) $10.00 0.29 (0.14) 0.15 (0.28) -- 2001 $9.87 0.43 0.47 0.90
      (0.42) --
      2002(3) $10.35 0.40(4) 0.26(4) 0.66 (0.42) (0.05) 2003 $10.54 0.40 0.48
      0.88 (0.41) (0.19) 2004 $10.82 0.37 (0.20) 0.17 (0.37) (0.06) Value Fund
      2000 $17.90 0.06 0.63 0.69 (0.06) (1.56) 2001 $16.97 0.09 1.75 1.84 (0.09)
      (1.68) 2002(3) $17.04 0.08 (1.45) (1.37) (0.07) (0.31) 2003 $15.29 0.09
      (2.93) (2.84) (0.09) (0.06) 2004 $12.30 0.08 3.83 3.91 (0.07) -- Growth
      Fund 2000(5) $10.00 -- 0.65 0.65 -- (0.25) 2001 $10.40 (0.00)(7) (1.30)
      (1.30) -- (0.71) 2002(3) $8.39 (0.00)(7) (1.51) (1.51) -- -- 2003 $6.88
      (0.00)(7) (0.68) (0.68) -- -- 2004 $6.20 (0.00)(7) 0.95 0.95 -- --





              Ratios to average net assets



      Total
      distributions


        Net
      asset
      value,
                                     end of
      period


       Total
      return(1)


        Expenses


        Net
      investment
      income
      (loss)


        Expense
      waivers/
      reimburse-
      ments(2)


        Net
      assets,
                                     end of
      period
      (000 omitted)

       Portfolio
      turnover
      rate




      (0.048) $1.00 4.91% 0.49% 4.82% 0.40% $852,783 -- (0.550) $1.00 5.68%
      0.50% 5.50% 0.39% $1,141,487 -- (0.024) $1.00 2.38% 0.51% 2.33% 0.38%
      $1,237,926 -- (0.010) $1.00 0.98% 0.56% 0.99% 0.34% $1,150,142 -- (0.005)
      $1.00 0.46% 0.57% 0.46% 0.34% $1,535,377 --

      (0.58) $9.41 2.25% 0.64% 6.13% 0.57% $64,262 85% (0.57) $9.72 9.58% 0.70%
      5.91% 0.56% $69,728 55% (0.50) $9.62 4.17% 0.68% 4.77%(4) 0.53% $72,863
      69% (0.44) $9.85 7.11% 0.66% 3.92% 0.46% $83,358 52% (0.37) $9.58 1.06%
      0.67% 2.83% 0.46% $88,764 71%

      (0.58) $9.67 0.15% 0.84% 5.88% 0.22% $113,381 76% (0.58) $10.08 10.47%
      0.89% 5.80% 0.20% $140,549 80% (0.54) $9.96 4.18% 0.87% 5.07%(4) 0.20%
      $144,180 114% (0.51) $10.54 11.23% 0.87% 4.66% 0.20% $149,025 34% (0.49)
      $10.14 0.80% 0.88% 4.14% 0.20% $135,948 43%

      (0.28) $9.87 1.47% 0.65%(6) 4.17%(6) 0.60%(6) $52,766 33% (0.42) $10.35
      9.27% 0.63% 4.19% 0.60% $52,546 14% (0.47) $10.54 6.44% 0.64% 3.96%(4)
      0.58% $55,456 50% (0.60) $10.82 8.53% 0.61% 3.67% 0.55% $55,940 24% (0.43)
      $10.56 1.55% 0.63% 3.44% 0.55% $60,787 11%

      (1.62) $16.97 4.26% 0.94% 0.37% 0.22% $329,419 45% (1.77) $17.04 12.12%
      0.98% 0.53% 0.20% $345,656 54% (0.38) $15.29 (8.04)% 0.98% 0.49% 0.20%
      $325,965 43% (0.15) $12.30 (18.50)% 0.99% 0.74% 0.20% $250,385 37% (0.07)
      $16.14 31.87% 0.99% 0.54% 0.20% $313,929 33%

      (0.25) $10.40 6.54% 1.15%(6) (0.01)%(6) 0.20%(6) $86,367 28% (0.71) $8.39
      (12.68)% 1.08% (0.10)% 0.20% $90,536 19% -- $6.88 (18.00)% 1.13% (0.19)%
      0.19% $71,904 27% -- $6.20 (9.88)% 1.19% (0.07)% 0.17% $69,316 20% --
      $7.15 15.32% 1.16% (0.08)% 0.17% $86,311 19%






      (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
      (3) Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.
      (4) Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free Fund, Income and Bond Fund.

The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:

         Net investment
      income per share

        Net realized
      and unrealized
      gain/loss per share


        Ratio of net investment
      income to average net assets


      Income Fund  $(0.03) $0.03  (0.32)%
      Bond Fund  $(0.02) $0.02  (0.24)%
      Alabama Tax-Free Income Fund  $0.01  $(0.01) 0.01%

Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
      (5) Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000. (6) Computed on an annualized basis.
      (7) Per share amount is less than $(0.01).



SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2004




(1)  Organization

SouthTrust Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:


      Portfolio Name

       Diversification

       Investment Objective


      U.S. Treasury Money Market Fund ("U.S. Treasury") Diversified To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Income Fund ("Income") Diversified To provide current income. Bond Fund ("Bond") Diversified To provide a level of total return consistent with a portfolio of high-quality debt securities.
      Alabama Tax-Free Income Fund ("Alabama Tax-Free Income") Non-diversified To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.
      Value Fund
      ("Value") Diversified To provide long-term capital appreciation, with income a secondary consideration. Growth Fund ("Growth") Diversified To provide capital appreciation.


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.






(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements--It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions--The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending--Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund's interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund's rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:


      Fund

        Market Value of
      Securities Loaned


        Payable for
      Collateral
      Due to Broker

        Market Value of
      Reinvested
      Collateral Securities



      Bond  $18,936,697  $19,640,125  $19,640,125


Cash collateral is held in a segregated account.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other--Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:


         U.S. Treasury


        Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  3,229,834,547  2,923,029,533  2,531,373  2,308,958
      Shares issued to shareholders in payment of distributions declared 1,934,848 4,530,298 68,547 68,005
      Shares redeemed  (2,846,537,028) (3,015,344,574) (1,799,454) (1,490,287)

















      Net change resulting from share transactions 385,232,367 (87,784,743) 800,466 886,676




















         Bond


        Alabama Tax-Free
      Income



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  1,399,737  1,999,737  1,254,732  634,171
      Shares issued to shareholders in payment of distributions declared 182,403 468,300 67,427 119,099
      Shares redeemed  (2,322,072) (2,808,245) (731,748) (844,787)

















      Net change resulting from share transactions (739,932) (340,208) 590,411 (91,517)




















         Value


        Growth



         Year Ended April 30,


        Year Ended April 30,



         2004


        2003


        2004


        2003



      Shares sold  2,063,016  2,612,615  2,820,973  2,806,349
      Shares issued to shareholders in payment of distributions declared  66,683
       220,516  --  --
      Shares redeemed  (3,026,690) (3,802,945) (1,939,853) (2,066,816)

















      Net change resulting from share transactions (896,991) (969,814) 881,120 739,533
























(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:


      Fund

          Paid-In
      Capital


         Accumulated
      Realized
      Gain (Loss)


         Undistributed
      Net Investment
      Income (Loss)



      Income    $--  $(883,000)  $883,000
      Bond    --    (728,033)   728,033
      Alabama Tax-Free Income    --    1,221    (1,221)
      Growth     (61,830)  --    61,830


Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended April 30, 2004 and 2003, was as follows:



        2004


       2003



        Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains


       Tax-Exempt
      Income


       Ordinary
      Income*


       Long-
      Term
      Capital
      Gains



      U.S. Treasury $-- $5,567,887 $-- $-- $11,616,247 $-- Income -- 3,340,849
      -- -- 3,508,640 -- Bond -- 6,628,685 -- -- 7,175,461 --
      Alabama Tax-Free Income  2,114,922  73,342  252,340  2,067,055  160,454
      871,439
      Value --  1,443,201 -- --  1,879,277  1,284,234


      * For tax purposes, short-term capital gain distributions are considered as ordinary income.







As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:


        Undistributed
      Tax-Exempt
      Income


       Undistributed
      Ordinary
      Income


       Undistributed
      Long-Term
      Capital Gains


       Unrealized
      Appreciation/
      (Depreciation)

        Total
      Capital Loss
      Carryforward


      U.S. Treasury $-- $378,517 $-- $-- $-- Income -- 41,450 -- (213,530)
      2,637,990 Bond -- 112,803 -- 3,503,496 3,066,335
      Alabama Tax-Free Income  72,067 --  147,604  1,876,855  --
      Value     279,659 --  77,400,388   2,684,498
      Growth -- -- --  12,728,368   5,041,825


For federal income tax purposes, the following amounts apply as of April 30, 2004:


      Fund

        Cost of
      Investments


        Unrealized
      Appreciation


        Unrealized
      (Depreciation)


        Net Unrealized
      Appreciation/
      (Depreciation)



      U.S. Treasury $1,534,863,923 $-- $-- $-- Income 88,007,857 284,829
      (498,359) (213,530) Bond 148,929,414 4,534,711 (1,031,215) 3,503,496
      Alabama Tax-Free Income   58,141,203   2,101,252   (224,397)  1,876,855
      Value   238,160,898   79,651,133   (2,250,745)  77,400,388
      Growth   73,473,832   17,954,145   (5,225,777)  12,728,368


The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:




      2009

       2010


       2011


       Total



      Fund

       2005


       2006


       2008



      Income $732,420 $73,422 $280,958 $591,780 $--$959,410 $2,637,990
      Bond -- -- -- -- --  3,066,335  3,066,335
      Value -- -- -- -- --  2,684,498  2,684,498
      Growth -- -- --  174,324  1,454,431  3,413,070  5,041,825






Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.


      Fund

        Post-October Losses



      Income  $322,471


(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--SouthTrust Investment Advisors, the Company's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.


      Fund

        Annual
      Rate


      U.S. Treasury 0.50% Income 0.60%
      Bond  0.60%
      Alabama Tax-Free Income  0.60%
      Value  0.75%
      Growth  0.75%


Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:


      Maximum Administrative Fee

        Average Aggregate Daily
      Net Assets of the Funds



      0.150% on the first $250 million 0.125% on the next $250 million 0.100% on the next $250 million 0.075% on assets in excess of $750 million






The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee--The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.


      Fund

        Percentage of
      the Average
      Daily Net Assets
      of Fund





      Income  0.25%
      Alabama Tax-Free Income  0.25%
      Growth  0.25%


FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges--For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.


      Fund

        Sales Charges
      from Fund
      shares





      Income  $755
      Bond   194
      Alabama Tax-Free Income   1,851
      Value   2,867
      Growth   1,619


See "What Do Shares Cost?" in the Prospectus.





Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees--SouthTrust Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan--The Company's Trustees may participate in the Company's Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:


      Fund

        Affiliated Fund Name

        Income from
      Affiliated Issuer



      Alabama Tax-Free Income  Alabama Municipal Cash Trust  $6,176






General--Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:


      Fund

        Purchases


        Sales



      Income  $30,169,256  $35,946,740
      Bond   18,311,211   30,206,383
      Alabama Tax-Free Income   13,373,257   6,514,671
      Value   92,803,616   100,853,562
      Growth   21,887,710   15,565,432


(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.





(9) Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:


      Alabama Tax-Free Income $252,340


At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:


      Alabama Tax-Free Income 96.6%


For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The Board of Trustees and Shareholders SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the "Funds"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 11, 2004


BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
      William O. Vann *
      Birth Date: January 28, 1942
      P.O. Box 10645 Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past Chairman, The Childrens' Hospital of Alabama.
      Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B Investments.
      Thomas M. Grady.*
      Birth Date: July 25, 1941
      P.O. Box 2 708 McLain Road Kannapolis, NC
      TRUSTEE
      Began serving: March 1996 Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.
      Billy L. Harbert, Jr. *
      Birth Date: May 23, 1965
      B.L. Harbert International LLC
      820 Shades Creek Parkway
      Birmingham, AL
      TRUSTEE
      Began serving: March 1998 Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC (construction).
      Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; and Member /Shareholder, Treble Range Partners, LLC.

* Each Trustee is considered to be "interested" because of his ownership of the common stock of SouthTrust Corporation


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Charles G. Brown, III
      Birth Date: November 27, 1953
      Tubular Products Co.
      1400 Red Hollow Road
      Birmingham, AL
      CHAIRMAN AND TRUSTEE
      Began serving: April 1992 Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.



      Name
      Birth Date
      Address
      Positions Held with Company
      Date Service Began Principal Occupation(s) for Past Five Years, Other Directorships
      Held and Previous Positions
      Russell W. Chambliss
      Birth Date: December 26, 1951 Mason Corporation
      123 Oxmoor Road
      Birmingham, AL
      TRUSTEE
      Began serving: April 1992 Principal Occupations: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).
      Dr. Lawrence W. Greer
      Birth Date: October 26, 1944 Greer Capital Advisers LLC 2200 Woodcrest Place, Suite 309
      Birmingham, AL
      TRUSTEE
      Began serving: October 1999 Principal Occupation: Sr. Managing Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.
      Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundation--University of Alabama at Birmingham. George H. Jones, III
      Birth Date: April 1, 1950
      Jones & Kirkpatrick PC
      300 Union Hill Drive Birmingham, AL
      TRUSTEE
      Began Serving: August 2001 Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).



OFFICERS



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Richard S. White, Jr.
      Birth Date: March 14, 1934 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Division President, SouthTrust Capital Management.
      Previous Positions: Executive Vice President, SouthTrust Capital Management Group
      Charles L. Davis, Jr.
      Birth Date: March 23, 1960 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      CHIEF EXECUTIVE OFFICER Began Serving: December, 2002  Principal
      Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services, Strategic Relationship Management for Federated Services Company.
      Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.
      Edward C. Gonzales
      Birth Date: October 22, 1930 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      EXECUTIVE VICE PRESIDENT Began Serving: December, 2002  Principal
      Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.
      Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.



      Name
      Birth Date
      Address
      Positions Held with Company  Principal Occupation(s) and Previous
Positions
      Charles A. Beard
      Birth Date: October 26, 1946 SouthTrust Bank
      420 North 20th Street Birmingham, AL
      VICE PRESIDENT
      Began Serving: March, 2002 Principal Occupation: Senior Vice President, SouthTrust Asset Management.
      Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management Group.
      Beth S. Broderick
      Birth Date: August 2, 1965 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
                                 VICE PRESIDENT
      Began Serving: July, 1998 Principal Occupation: Vice President, Federated Services Company (1997 to present).
      Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
      Richard J. Thomas
      Birth Date: June 17, 1954 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      TREASURER
      Began Serving: December, 2002 Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.
      Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.
      John D. Johnson
      Birth Date: November 8, 1970 Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, PA
      SECRETARY
      Began Serving: March, 2001 Principal Occupation: Counsel, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002); Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)


No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.
No Bank Guarantee      Not FDIC Insured      May Lose Value
Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.
CUSIP 844734103 CUSIP 844734400 CUSIP 844734202 CUSIP 844734608 CUSIP 844734301
CUSIP 844734509 G00859-01 (6/04)

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-888-735-3441, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that the following members of the Board's Audit Committee are "audit committee financial experts," and that each such member is "independent," for purposes of this Item. The following Board members are Audit Committee Financial Experts: George H. Jones, III, Dr. Lawrence W. Greer and Russell W. Chambliss.


Item 4.     Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $96,750
                  Fiscal year ended 2003 - $86,750

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $31,500 and $30,000 respectively. Trust Department Service Auditors report.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services. The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
            Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
            The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.
      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)   Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
            4(b)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g) Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
                  Fiscal year ended 2004 - $31,500
                  Fiscal year ended 2003 - $30,000

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      Schedule of Investments

            Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not Applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.    Exhibits













SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  SouthTrust Funds

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By          /S/ Charles L. Davis, Jr., Principal Executive Officer
Date        June 21, 2004


By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 21, 2004

                   EVERGREEN SHORT AND INTERMEDIATE BOND FUND
                                 ANNUAL REPORT

 Evergreen Short Intermediate Bond Fund

                       Annual Report as of June 30, 2004
    table of contents

   1    LETTER TO SHAREHOLDERS
   4    FUND AT A GLANCE
   5    PORTFOLIO MANAGER COMMENTARY
   6    FINANCIAL HIGHLIGHTS
  11    SCHEDULE OF INVESTMENTS
  18    STATEMENT OF ASSETS AND LIABILITIES
  19    STATEMENT OF OPERATIONS
  20    STATEMENTS OF CHANGES IN NET ASSETS
  21    NOTES TO FINANCIAL STATEMENTS
  27    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  28    ADDITIONAL INFORMATION
  32    TRUSTEES AND OFFICERS

This  annual  report  must be preceded or  accompanied  by a  prospectus  of the
Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
 NOT FDIC INSURED   MAY LOSE VALUE  NOT BANK GUARANTEED

Evergreen Investments SM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004. Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116 LETTER TO SHAREHOLDERS August 2004


Dennis H. Ferro
President and Chief
Executive Officer
Dear Shareholder,

We are pleased to provide the annual report for Evergreen Short Intermediate Bond Fund, which covers the twelve-month period ended June 30, 2004.

Over the past twelve months, the fixed income markets faced a variety of challenges. Would the improving economy jeopardize performance in the bond market? Was deflation, or inflation, the primary concern of monetary policymakers? How much longer could the Fed remain accommodative? Given all these uncertainties, our research analysts and portfolio managers strove to position fixed income portfolios with appropriate decisions relative to credit quality, duration, and product.

The period began with tremendous volatility within the bond market. The Federal Reserve had previously commented on the possibility of deflation, driving market yields lower in anticipation of even more policy accommodation. Yet in statements to congressional banking committees last July, Fed Chairman Alan Greenspan projected economic growth in excess of 4% during 2004, causing yields to surge as the market attempted to divine the end of low interest rates. Indeed, the yield on the 10-year Treasury surged from a low of 3.1% to a high of 4.6% in just six weeks! The bond market began to stabilize, though, in the second half of 2003 as monetary policymakers made a concerted effort in clarifying their intentions. In a series of missives and speeches, Fed officials repeated their mantra that monetary policy would remain accommodative for a "considerable period."

LETTER TO SHAREHOLDERS continued

Perhaps buoyed by the success of these efforts, the Fed continued on its campaign of clarity in 2004. As economic growth strengthened, central bankers altered their stance to claim that they would remain "patient" in their policy accommodation. Yet heightened geopolitical tensions caused a surge of buying during the first quarter, and the yield on the 10-year Treasury once again fell to the 3.75% range. This move was compounded by weakness in the U.S. dollar, which resulted in huge purchases of Treasuries by Asian central banks, seeking to support our currency and by extension, their export-driven economies. This drop in market yields once again proved temporary, though, as traditional signs of sustainable economic growth emerged. Surprisingly strong gains in monthly payrolls and significantly higher gasoline prices increased concerns about inflation, and the 10-year approached 5.0% before settling in the 4.5% range at the end of the period. With little surprise, the Fed finally raised its target for the federal funds rate by 25 basis points at the end of June, and stated that they would remain "measured" in their removal of policy accommodation.

Throughout this period, our fixed income teams attempted to navigate the environment while remaining true to their investment mandates. Our portfolio managers adopted defensive postures in anticipation of higher interest rates, seeking better quality product while altering durations in an effort to limit the potential for principal erosion. In addition, many of our mortgage portfolios performed well, as prepayment risk diminished with the increase in interest rates. Our teams also pursued opportunities within the spread sectors, finding corporate bonds with solid balance sheets and strong earnings potential. Some of these opportunities arose in the lower rated and below investment grade categories, while other portfolio contributions were enhanced by exposure to several foreign currency bonds.

LETTER TO SHAREHOLDERS continued

As always, we continue to encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com , for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates , from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:
Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

                      FUND AT A GLANCE as of June 30, 2004

                                 MANAGEMENT TEAM
                         Tattersall Advisory Group, Inc.
                            CURRENT INVESTMENT STYLE

                            Source: Morningstar, Inc.
                 Morningstar's style box is based on a portfolio
                              date as of 6/30/2004.
The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

           PERFORMANCE AND RETURNS Portfolio inception date: 3/31/1977

                                          Class A      Class B      Class C       Class I       Class IS
Class inception date                     6/5/2002     6/5/2002     6/5/2002      11/24/1997     3/9/1998
Nasdaq symbol                              EFXAX        EFXBX        EFXCX         ESFIX          EFISX
Average annual return*
1 year with sales charge                  -3.61%       -6.04%       -2.22%          N/A            N/A
1 year w/o sales charge                   -0.41%       -1.27%       -1.27%         -0.27%        -0.52%
5 year                                     5.99%        6.00%        6.32%         6.76%          6.49%
10 year                                    6.20%        6.36%        6.36%         6.58%          6.31%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C, I or IS shares, please go to

EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The maximum applicable sales charge for each class of shares is as follows: 3.25% for Class A, 5.00% for Class B and 1.00% for Class
C. Class I and Class IS shares are not subject to a sales charge. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund's Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

                                LONG-TERM GROWTH


Evergreen Short Intermediate Bond Fund



Date           Short Int Bond    LB Interm Govt   CPI
------------------------------------------------------

6/30/94            9676            10000       10000
6/30/95           10585            11037       10304
6/30/96           11070            11590       10588
6/30/97           11824            12427       10831
6/30/98           12713            13488       11014
6/30/99           13197            14053       11230
6/30/00           13847            14647       11642
6/30/01           15318            16264       12027
6/30/02           16598            17592       12155
6/30/03           18327            19499       12412
6/30/04           18252            19485       12818
-----------------------------------------------------

Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned -0.41% for the twelve-month period ended June 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Intermediate Government/Credit Index (LBIGCI), returned -0.07%.

The fixed income markets exhibited considerable volatility during the twelve-month period ended June 30, 2004 as interest rates fluctuated with changing expectations about the health of the economy and the potential for rising inflation. Rates rose in the first and fourth quarters and declined in the second and third quarters of the fiscal year. The volatility was most evident in the final three months, when market interest rates backed up on news that new jobs were being created faster than had been expected and that the Federal Reserve was likely to begin tightening monetary policy. The anticipated change in policy by the Federal Reserve finally occurred on the final day of the fiscal year when the fed funds rate was raised from 1.00% to 1.25%. The Fed also indicated the likelihood that it would raise short-term rates further in the months ahead, but gradually rather than quickly. The strengthening of the economy led to improved corporate profits, and the corporate sector was generally the best performing part of the bond market, with lower-rated securities outperforming investment-grade bonds.

At the start of the fiscal year, the portfolio was generally overweighted in corporate securities and benefited when that sector outperformed the market in the third quarter of 2003. In the final quarter, the overweight in corporates was reduced, and profits were taken. To guard against the risks of mortgage prepayments, we focused on those mortgages with more reliable income streams as the year progressed. In general, the sector decisions supported performance. The fund's performance was in line with that of its benchmark, LBIGCI.
At the start of the fiscal year, the portfolio's sensitivity to interest rate changes was neutral to the benchmark LBIGCI. As evidence of continuing economic growth increased the likelihood that interest rates would start rising, we gradually reduced duration -- or sensitivity to changes in interest rates -- beginning in the second quarter of the fiscal year, which coincided with the final quarter of 2003. At the end of the fiscal year, the portfolio's duration was 3.63 years, compared to 3.72 years for the benchmark LBIGCI. Duration management was generally supportive of performance. The decision during the final six months of the fiscal year to have a bar-belled strategy, with overweights in cash and 10-year securities, added to performance.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of June 30, 2004, and subject to change.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                        Year Ended June 30,
CLASS A                                                              2004       2003      2002 1
Net asset value, beginning of period                                $6.33       $6.01      $6.01
Income from investment operations
Net investment income                                                0.22       0.27       0.02
Net realized and unrealized gains or losses on securities           -0.25       0.34         0
Total from investment operations                                    -0.03       0.61       0.02
Distributions to shareholders from
Net investment income                                               -0.24       -0.27      -0.02
Net realized gains                                                  -0.01       -0.02        0
Total distributions to shareholders                                 -0.25       -0.29      -0.02
Net asset value, end of period                                      $6.05       $6.33      $6.01
Total return 2                                                      -0.41%     10.42%      0.33%
Ratios and supplemental data
Net assets, end of period (thousands)                              $84,755     $93,989    $75,418
Ratios to average net assets
  Expenses 3                                                        0.74%       0.67%     0.67% 4
  Net investment income                                             3.62%       4.35%     4.85% 4
Portfolio turnover rate                                              149%       132%       138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2    Excluding applicable sales charges

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4    Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                   Year Ended June 30,
CLASS B                                                         2004       2003      2002 1
Net asset value, beginning of period                           $6.33       $6.01      $6.01
Income from investment operations
Net investment income                                           0.17       0.21       0.02
Net realized and unrealized gains or losses on securities      -0.25       0.35         0
Total from investment operations                               -0.08       0.56       0.02
Distributions to shareholders from
Net investment income                                          -0.19       -0.22      -0.02
Net realized gains                                             -0.01       -0.02        0
Total distributions to shareholders                            -0.20       -0.24      -0.02
Net asset value, end of period                                 $6.05       $6.33      $6.01
Total return 2                                                 -1.27%      9.45%      0.28%
Ratios and supplemental data
Net assets, end of period (thousands)                         $13,664     $21,249    $16,801
Ratios to average net assets
  Expenses 3                                                   1.59%       1.57%     1.57% 4
  Net investment income                                        2.77%       3.45%     3.94% 4
Portfolio turnover rate                                         149%       132%       138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2    Excluding applicable sales charges

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4    Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                     Year Ended June 30,
CLASS C                                                           2004       2003      2002 1
Net asset value, beginning of period                             $6.33       $6.01      $6.01
Income from investment operations
Net investment income                                             0.17       0.21       0.02
Net realized and unrealized gains or losses on securities        -0.25       0.35         0
Total from investment operations                                 -0.08       0.56       0.02
Distributions to shareholders from
Net investment income                                            -0.19       -0.22      -0.02
Net realized gains                                               -0.01       -0.02        0
Total distributions to shareholders                              -0.20       -0.24      -0.02
Net asset value, end of period                                   $6.05       $6.33      $6.01
Total return 2                                                   -1.27%      9.45%      0.28%
Ratios and supplemental data
Net assets, end of period (thousands)                           $30,311     $39,936    $28,833
Ratios to average net assets
  Expenses 3                                                     1.59%       1.57%     1.57% 4
  Net investment income                                          2.77%       3.44%     3.94% 4
Portfolio turnover rate                                           149%       132%       138%

1 For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

2    Excluding applicable sales charges

3 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4    Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)


                                                                      Year Ended June 30,                  Year Ended September 30,
CLASS I                                            2004            2003         2002 1        2001         2000         1999
Net asset value, beginning of period              $6.33           $6.01          $6.18        $5.83        $5.82        $6.12
Income from investment operations
Net investment income                              0.23            0.28          0.24         0.36         0.37         0.35
Net realized and unrealized gains or losses on    -0.25            0.34          -0.03        0.35         0.01         -0.30
securities
Total from investment operations                  -0.02            0.62          0.21         0.71         0.38         0.05
Distributions to shareholders from
Net investment income                             -0.25           -0.28          -0.23        -0.36        -0.37        -0.35
Net realized gains                                -0.01           -0.02          -0.15          0            0            0
Total distributions to shareholders               -0.26           -0.30          -0.38        -0.36        -0.37        -0.35
Net asset value, end of period                    $6.05           $6.33          $6.01        $6.18        $5.83        $5.82
Total return                                      -0.27%          10.54%         3.63%       12.49%        6.82%        0.84%
Ratios and supplemental data
Net assets, end of period (thousands)           $1,150,215      $1,149,953     $822,835     $513,230     $554,432     $590,927
Ratios to average net assets
  Expenses 2                                      0.59%           0.57%         0.57% 3       0.56%        0.52%        0.49%
  Net investment income                           3.76%           4.44%         5.17% 3       5.96%        6.52%        5.86%
Portfolio turnover rate                            149%            132%          138%         187%          37%          63%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3    Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

                                                                Year Ended June 30,             Year Ended September 30,
CLASS IS                                                     2004       2003      2002 1      2001        2000       1999
Net asset value, beginning of period                        $6.33       $6.01      $6.18      $5.83      $5.82       $6.12
Income from investment operations
Net investment income                                        0.21       0.27       0.22       0.34        0.36       0.33
Net realized and unrealized gains or losses on securities   -0.24       0.34       -0.02      0.35        0.01       -0.30
Total from investment operations                            -0.03       0.61       0.20       0.69        0.37       0.03
Distributions to shareholders from
Net investment income                                       -0.24       -0.27      -0.22      -0.34      -0.36       -0.33
Net realized gains                                          -0.01       -0.02      -0.15        0          0           0
Total distributions to shareholders                         -0.25       -0.29      -0.37      -0.34      -0.36       -0.33
Net asset value, end of period                              $6.05       $6.33      $6.01      $6.18      $5.83       $5.82
Total return                                                -0.52%     10.27%      3.43%     12.21%      6.55%       0.59%
Ratios and supplemental data
Net assets, end of period (thousands)                      $17,507     $19,512    $16,601    $14,163    $12,709     $11,590
Ratios to average net assets
  Expenses 2                                                0.84%       0.83%     0.83% 3     0.81%      0.78%       0.74%
  Net investment income                                     3.44%       4.22%     4.93% 3     5.70%      6.26%       5.65%
Portfolio turnover rate                                      149%       132%       138%       187%        37%         63%

1 For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2 The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3    Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS June 30, 2004

                                                                                     Principal                Value
                                                                                       Amount
ASSET-BACKED SECURITIES  7.1%
Ameriquest Mtge. Securities, Inc., Ser. 2003-8, Class AF5, 4.64%, 10/25/2033       $ 6,230,000        $   6,056,205
Bank One Issuance Trust, Ser. 2003-1, Class A, 1.36%, 09/15/2010                    13,000,000           13,035,347
Chase Credit Card Master Trust:
  Ser. 2004-1, Class A, 1.27%, 05/15/2009                                           18,170,000           18,176,398
  Ser. 2004-2, Class A, 1.19%, 09/15/2009                                           14,000,000           14,000,000
Fleet Credit Card Master Trust I, Ser. 2000-D, Class A, 1.38%, 05/15/2008           12,610,000           12,638,386
Ford Credit Auto Owner Trust, Ser. 2002-A, Class A-3B, 1.36%, 01/15/2006             1,719,844            1,721,257
Master Asset Backed Securities Trust, Ser. 2003-WMC2, Class A3A, FRN,                3,903,686            3,906,347
  1.25%, 03/25/2020
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1, 8.12%,           513,161              513,256
  02/15/2025
Residential Asset Mtge. Products, Inc.:
  Ser. 2001-RZ4, Class A5, 5.83%, 11/25/2031                                        11,000,000           11,264,176
  Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032                                        5,793,500            5,999,658
  Ser. 2002-RZ3, Class A3, 3.71%, 02/25/2029                                         5,117,856           5,131,206
                                                                                                         ---------
     Total Asset-Backed Securities  (cost $92,944,834)                                                  92,442,236
                                                                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS  22.5%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%, 04/14/2009              7,170,252            7,769,504
Banc America Mtge. Securities, Inc., Ser. 2004-F, Class 2A6, 4.19%,                 10,000,000            9,743,000
  06/25/2034 (h)
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2002, Class E, 7.29%,               5,000,000            5,449,504
  10/15/2036 144A
Credit Suisse First Boston Mtge. Securities Corp.:
  Ser. 2001-CKN5, Class A4, 5.43%, 09/15/2034                                        9,095,000            9,339,325
  Ser. 2003-CK2, Class A4, 4.80%, 03/15/2036                                        12,530,000           12,181,941
DLJ Mtge. Acceptance Corp., Ser. 1991-3, Class A1, 3.04%, 02/20/2021                   572,126              570,037
FHLMC:
  Ser. 1935, Class FL, 2.14%, 02/15/2027                                                66,628               66,966
  Ser. 2700, Class PC, 4.50%, 09/15/2022                                            12,489,000           12,633,633
  Ser. 2715, Class ND, 4.50%, 03/15/2016                                             2,738,000            2,699,919
  Ser. 2752, Class PE, 5.00%, 02/15/2028                                            13,190,000           13,076,565
  Ser. 2773, Class EB, 4.50%, 08/15/2013                                            11,940,000           12,023,521
  Ser. 2780, Class LD, 5.00%, 03/15/2029                                             5,508,000            5,434,091
  Ser. 2781, Class P, 5.00%, 06/15/2029                                              8,740,000            8,639,775
  Ser. T-57, Class 1A2, 7.00%, 07/25/2043                                            4,862,170            5,153,779
FNMA:
  Ser. 2001-5, Class OD, 6.50%, 10/25/2031                                          11,040,000           11,435,690
  Ser. 2001-51, Class QN, 6.00%, 10/25/2016                                         11,835,000           12,233,186
  Ser. 2001-T7, Class A1, 7.50%, 02/25/2041                                         12,796,648           13,720,374
  Ser. 2001-T10, Class A1, 7.00%, 12/25/2041                                         3,172,356            3,355,172
  Ser. 2002-2, Class MG, 6.00%, 02/25/2017                                          11,495,000           11,943,145
  Ser. 2002-9, Class PC, 6.00%, 03/25/2017                                          10,165,000           10,617,564
  Ser. 2002-26, Class A1, 7.00%, 01/25/2048                                          5,389,184            5,712,541
  Ser. 2002-T1, Class A3, 7.50%, 11/25/2031                                          2,828,267            3,032,426
  Ser. 2002-T18, Class A4, 7.50%, 08/25/2042                                        12,871,336           13,800,453
  Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042                                         9,106,142            9,652,519
  Ser. 2003-W19, Class A5, 5.50%, 11/25/2033                                        10,690,000           10,778,183
See Notes to Financial Statements

                                       11

SCHEDULE OF INVESTMENTS continued June 30, 2004

                                                                                         Principal                  Value
                                                                                           Amount
COLLATERALIZED MORTGAGE OBLIGATIONS  continued
FNMA:  continued
  Ser. 2004-T2, Class 1A4, 7.50%, 11/25/2043                                          $ 11,323,113         $   12,092,463
  Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044                                            10,635,925             11,253,739
Fund America Investors Corp., Ser. 1993-A, Class A5, 3.66%, 06/25/2023                   1,451,554              1,482,198
GNMA, Ser. 2004-30, Class PC, 5.00%, 11/20/2030                                         10,000,000              9,802,992
LB-UBS Comml. Mtge. Trust:
  Ser. 2000-C4, Class A1, 7.18%, 09/15/2019                                              4,738,468              5,129,440
  Ser. 2001-C2, Class A2, 6.65%, 11/15/2027                                              8,880,000              9,753,906
  Ser. 2003-C1, Class A4, 4.39%, 03/17/2032                                              7,650,000              7,224,380
Morgan Stanley Capital I:
  Ser. 1997-XL1, Class A1, 6.59%, 10/03/2030                                               454,400                454,961
  Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030                                             8,320,000              8,941,121
  Ser. 2004-T13, Class A4, 4.66%, 09/13/2045                                            11,820,000             11,262,638
Perpetual Savings Bank, Ser. 1990-1, Class 1, 3.34%, 03/01/2020                          2,799,695             2,853,992
                                                                                                               ---------
     Total Collateralized Mortgage Obligations  (cost $296,205,947)                                          291,314,643
                                                                                                             -----------
CORPORATE BONDS  39.8%
CONSUMER DISCRETIONARY  3.4%
Automobiles  0.6%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012                                        1,240,000              1,355,382
Ford Motor Co., 5.80%, 01/12/2009                                                        1,275,000              1,288,250
General Motors Corp., 7.20%, 01/15/2011                                                  4,800,000             5,035,944
                                                                                                               ---------
                                                                                                               7,679,576
Hotels, Restaurants & Leisure  0.4%
McDonald's Corp., 5.95%, 01/15/2008                                                      5,500,000             5,898,299
                                                                                                               ---------
Media  1.3%
Comcast Cable Communications Corp., 6.75%, 01/30/2011                                    5,300,000              5,726,756
Time Warner, Inc., 6.875%, 05/01/2012                                                   10,000,000            10,822,380
                                                                                                              ----------
                                                                                                              16,549,136
Multi-line Retail  1.1%
May Department Stores Co.:
  7.15%, 08/15/2004                                                                      9,230,000              9,277,193
  7.45%, 09/15/2011                                                                      4,270,000             4,784,936
                                                                                                               ---------
                                                                                                              14,062,129
CONSUMER STAPLES  4.1%
Beverages  1.8%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010                                       7,100,000              7,501,839
Bottling Group LLC, 5.00%, 11/15/2013                                                    9,500,000              9,349,643
Coors Brewing Co., 6.375%, 05/15/2012                                                    6,000,000             6,437,232
                                                                                                               ---------
                                                                                                              23,288,714
Food & Staples Retailing  1.5%
Safeway, Inc., 4.80%, 07/16/2007                                                         7,525,000              7,697,293
Wal-Mart Stores, Inc., 6.875%, 08/10/2009                                               10,000,000            11,162,730
                                                                                                              ----------
                                                                                                              18,860,023
See Notes to Financial Statements

                                       12

SCHEDULE OF INVESTMENTS continued June 30, 2004

                                                                                       Principal                  Value
                                                                                         Amount
CORPORATE BONDS  continued
CONSUMER STAPLES  continued
Food Products  0.8%
General Mills, Inc., 6.00%, 02/15/2012                                              $ 10,000,000        $   10,487,250
                                                                                                        --------------
ENERGY  0.9%
Oil & Gas  0.9%
Conoco Funding Co., 5.45%, 10/15/2006                                                  5,900,000              6,179,035
Union Pacific Resources Group, Inc., 6.75%, 05/15/2008                                 5,635,000             6,162,723
                                                                                                             ---------
                                                                                                            12,341,758
FINANCIALS  21.4%
Capital Markets  5.5%
Alliance Capital Management LP, 5.625%, 08/15/2006                                     9,300,000              9,732,729
Bank of New York Co., Inc.:
  4.14%, 08/02/2007                                                                    3,000,000              3,014,625
  7.30%, 12/01/2009                                                                    5,000,000              5,679,745
Goldman Sachs & Co., Inc.:
  3.875%, 01/15/2009                                                                  11,000,000             10,737,529
  7.35%, 10/01/2009                                                                      790,000                888,194
Legg Mason, Inc., 6.75%, 07/02/2008                                                    9,950,000             10,798,675
Lehman Brothers Holdings, Inc., 3.50%, 08/07/2008                                     12,000,000             11,646,000
Merrill Lynch & Co., Inc.:
  3.125%, 07/15/2008                                                                   5,000,000              4,804,540
  5.36%, 02/01/2007                                                                    6,935,000              7,296,251
Morgan Stanley Co., Inc.:
  3.625%, 04/01/2008                                                                   3,000,000              2,950,809
  3.875%, 01/15/2009                                                                   4,000,000             3,898,428
                                                                                                             ---------
                                                                                                            71,447,525
Commercial Banks  3.8%
Bank America Corp., 4.375%, 12/01/2010                                                 9,250,000              9,028,009
National City Bank, 6.20%, 12/15/2011                                                  2,475,000              2,642,303
PNC Funding Corp.:
  5.75%, 08/01/2006                                                                    8,000,000              8,411,168
  6.125%, 02/15/2009                                                                   3,400,000              3,629,636
SunTrust Banks, Inc., 6.375%, 04/01/2011                                              10,720,000             11,632,175
Union Planters Bank, 6.50%, 03/15/2008                                                 1,000,000              1,050,453
Wells Fargo & Co.:
  6.25%, 04/15/2008                                                                    6,000,000              6,461,646
  6.875%, 04/01/2006                                                                   6,050,000             6,455,925
                                                                                                             ---------
                                                                                                            49,311,315
Consumer Finance  5.1%
American Express Co., 4.875%, 07/15/2013                                               8,000,000              7,776,896
Ford Motor Credit Co., 7.375%, 10/28/2009                                             11,210,000             11,976,753
FPL Group Capital, Inc., 3.25%, 04/11/2006                                             4,300,000              4,315,041
Franchise Finance Corporation of America, 7.875%, 11/30/2005                           6,500,000              6,974,351
GMAC:
  6.875%, 09/15/2011                                                                   5,600,000              5,749,755
  6.875%, 08/28/2012                                                                   3,400,000              3,464,029
See Notes to Financial Statements

                                       13

SCHEDULE OF INVESTMENTS continued June 30, 2004

                                                                                      incipal                 Value
                                                                                      Amount
CORPORATE BONDS continued FINANCIALS continued Consumer Finance continued
Household Finance Corp.:
  6.40%, 06/17/2008                                                                   290,000        $   13,232,262
  6.50%, 11/15/2008                                                                   475,000             2,676,668
International Lease Finance Corp., 4.375%, 12/15/2005                                 000,000             5,116,190
USAA Capital Corp., 5.59%, 12/20/2006 144A                                            350,000            4,588,167
                                                                                                         ---------
                                                                                                        65,870,112
Diversified Financial Services  1.2%
Citigroup, Inc., 3.50%, 02/01/2008                                                    160,000             3,119,119
Sprint Capital Corp., 7.625%, 01/30/2011                                              000,000           12,176,241
                                                                                                        ----------
                                                                                                        15,295,360
Insurance  0.8%
Genworth Financial, Inc., 4.75%, 06/15/2009                                           000,000             8,082,376
Nationwide Life Global Funding I, 5.35%, 02/15/2007 144A                              175,000            2,269,456
                                                                                                         ---------
                                                                                                        10,351,832
Real Estate  2.1%
Carramerica Realty Corp., 3.625%, 04/01/2009                                          500,000             8,059,173
Duke Realty LP:
  3.35%, 01/15/2008 REIT                                                              000,000             9,734,370
  7.05%, 03/01/2006 REIT                                                              500,000             2,622,932
EOP Operating LP, 7.00%, 07/15/2011                                                   300,000             6,876,053
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT                                   450,000              470,968
                                                                                                           -------
                                                                                                        27,763,496
Thrifts & Mortgage Finance  2.9%
American General Finance Corp.:
  4.50%, 11/15/2007                                                                   000,000             5,082,660
  5.91%, 06/12/2006                                                                   000,000             1,050,611
  6.10%, 05/22/2006                                                                   500,000            11,068,911
Golden West Financial Corp.:
  4.125%, 08/15/2007                                                                  050,000             5,114,615
  5.50%, 08/08/2006                                                                   300,000             3,464,927
Washington Mutual, Inc.:
  5.625%, 01/15/2007                                                                  925,000             4,108,463
  6.875%, 06/15/2011                                                                  850,000            7,509,018
                                                                                                         ---------
                                                                                                        37,399,205
INDUSTRIALS  2.4%
Aerospace & Defense  1.4%
General Dynamics Corp., 4.50%, 08/15/2010                                             000,000            11,959,164
McDonnell Douglas Corp., 6.875%, 11/01/2006                                           755,000            6,161,959
                                                                                                         ---------
                                                                                                        18,121,123
Machinery  0.4%
Ingersoll Rand Co., 6.25%, 05/15/2006                                                 750,000            5,015,216
                                                                                                         ---------
See Notes to Financial Statements

                                       14

SCHEDULE OF INVESTMENTS continued June 30, 2004

                                                                                       Principal                Value
                                                                                         Amount
CORPORATE BONDS  continued
INDUSTRIALS  continued
Road & Rail  0.6%
Burlington Northern Santa Fe Corp., 5.90%, 07/01/2012                                  7,725,000       $   8,046,507
                                                                                                       -------------
INFORMATION TECHNOLOGY  0.7%
Communications Equipment  0.7%
SBC Communications, Inc., 6.25%, 03/15/2011                                            8,500,000           9,056,461
                                                                                                           ---------
MATERIALS  2.0%
Chemicals  0.2%
Dow Chemical Co., 8.625%, 04/01/2006                                                   3,000,000           3,270,798
                                                                                                           ---------
Paper & Forest Products  1.8%
International Paper Co., 5.85%, 10/30/2012                                            13,000,000           13,225,485
Weyerhaeuser Co., 6.75%, 03/15/2012                                                    8,900,000           9,652,833
                                                                                                           ---------
                                                                                                          22,878,318
TELECOMMUNICATION SERVICES  2.9%
Diversified Telecommunication Services  1.5%
Bellsouth Corp., 6.00%, 10/15/2011                                                     7,900,000            8,316,133
SBC Communications, Inc., 5.875%, 02/01/2012                                           1,100,000            1,133,992
Verizon Global Funding Corp., 6.125%, 06/15/2007                                       6,500,000            6,931,795
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012                                     2,550,000           2,738,006
                                                                                                           ---------
                                                                                                          19,119,926
Wireless Telecommunications Services  1.4%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012                                       4,075,000            4,718,300
Vodafone Group plc, 7.75%, 02/15/2010                                                 11,525,000          13,229,766
                                                                                                          ----------
                                                                                                          17,948,066
UTILITIES  2.0%
Electric Utilities  1.5%
Progress Energy, Inc., 6.85%, 04/15/2012                                              12,300,000           13,311,798
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                            6,490,000           6,699,977
                                                                                                           ---------
                                                                                                          20,011,775
Gas Utilities  0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006                                       4,300,000           4,477,405
                                                                                                           ---------
Multi-Utilities & Unregulated Power  0.1%
Scana Corp., MTN, 7.44%, 10/19/2004                                                    1,000,000           1,015,664
                                                                                                           ---------
     Total Corporate Bonds  (cost $506,317,604)                                                          515,566,989
                                                                                                         -----------
MORTGAGE-BACKED SECURITIES  16.3%
FHLMC:
  4.50%, 04/15/2017                                                                    8,218,000            7,973,362
  5.00%, TBA #                                                                        22,775,000           21,984,981
  6.50%, 07/01/2004                                                                        1,388                1,392
  6.98%, 10/01/2010 (h)                                                               15,877,281           17,572,974
See Notes to Financial Statements

                                       15

SCHEDULE OF INVESTMENTS continued June 30, 2004

                                                                                        Principal                      Value
                                                                                          Amount
MORTGAGE-BACKED SECURITIES  continued
FNMA:
  3.19%, 06/01/2017                                                                        17,424                 $   17,720
  4.44%, 04/01/2013                                                                     2,407,987                  2,345,426
  4.50%, TBA #                                                                         25,965,000                 25,372,686
  4.83%, 02/01/2013                                                                    11,579,629                 11,535,432
  5.00%, TBA #                                                                          5,415,000                  5,421,769
  6.00%, 08/01/2013-06/01/2017                                                         14,512,996                 15,172,602
  6.08%, 10/01/2008                                                                    15,354,637                 16,363,541
  6.29%, 06/01/2011                                                                     3,467,272                  3,755,835
  6.37%, 01/01/2008                                                                     2,201,562                  2,351,295
  6.50%, 07/01/2013-08/01/2017                                                          5,601,940                  5,922,762
  6.79%, 12/01/2007                                                                     2,684,155                  2,891,360
  6.82%, 12/01/2007                                                                     6,267,017                  6,735,829
  6.875%, 01/01/2007                                                                    3,819,586                  4,063,884
  6.95%, 10/01/2006                                                                     7,532,227                  7,963,648
  7.00%, 08/01/2032                                                                     4,390,131                  4,634,762
  7.09%, 07/01/2009                                                                     2,847,345                  3,153,460
  7.14%, 07/01/2009                                                                     9,462,173                 10,407,303
  7.20%, 12/01/2006-11/01/2007                                                          7,257,685                  7,796,387
  7.32%, 12/01/2010                                                                     4,579,430                  5,165,270
  7.44%, 07/01/2009                                                                    11,700,000                 12,772,619
  7.50%, 02/25/2029-03/01/2032                                                          6,585,261                  7,060,524
GNMA, 8.05%, 06/15/2019-10/15/2020                                                      2,500,896                 2,761,131
                                                                                                                  ---------
     Total Mortgage-Backed Securities  (cost $211,782,956)                                                      211,197,954
                                                                                                                -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS  0.2%
FFCB, MTN, 5.75%, 09/01/2005                                                            1,080,000                  1,121,816
FHLB:
  5.575%, 02/17/2009                                                                    1,000,000                  1,063,833
  8.09%, 12/28/2004                                                                     1,030,000                 1,062,339
                                                                                                                  ---------
     Total U.S. Government & Agency Obligations  (cost $3,059,480)                                                3,247,988
                                                                                                                  ---------
U.S. TREASURY OBLIGATIONS  8.7%
U.S. Treasury Bonds, 7.50%, 11/15/2016                                                 23,480,000                 28,952,859
U.S. Treasury Notes:
  2.00%, 08/31/2005                                                                    26,500,000                 26,450,339
  3.125%, 05/15/2007 ##                                                                40,600,000                 40,612,708
  5.00%, 08/15/2011 ##                                                                 16,105,000                16,817,775
                                                                                                                 ----------
     Total U.S. Treasury Obligations  (cost $114,024,274)                                                       112,833,681
                                                                                                                -----------
                                                                                           Shares                      Value
SHORT-TERM INVESTMENTS  8.2%
MUTUAL FUND SHARES  8.2%
Evergreen Institutional Money Market Fund (o) (cost $106,747,442)                     106,747,442               106,747,442
                                                                                                                -----------
Total Investments (cost $1,331,082,537)  102.8%                                                                1,333,350,933
Other Assets and Liabilities  (2.8%)                                                                           (36,900,291)
                                                                                                               ------------
Net Assets  100.0%                                                                                        $   1,296,450,642
                                                                                                          -----------------
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued June 30, 2004

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

(o) Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

(h) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

#    When-issued or delayed delivery security
## All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
FFCB      Federal Farm Credit Bank
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association
FRN       Floating Rate Note
GNMA      Government National Mortgage Association
MTN       Medium Term Note
REIT      Real Estate Investment Trust
TBA       To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES June 30, 2004

Assets
Investments in securities, at value (cost $1,331,082,537)          $ 1,333,350,933
Receivable for securities sold                                          20,123,468
Receivable for Fund shares sold                                            380,512
Interest receivable                                                     11,594,453
Prepaid expenses and other assets                                           85,469
  Total assets                                                       1,365,534,835
Liabilities
Dividends payable                                                        2,948,384
Payable for securities purchased                                        64,506,728
Payable for Fund shares redeemed                                         1,535,598
Advisory fee payable                                                         5,194
Due to other related parties                                                 9,441
Accrued expenses and other liabilities                                      78,848
  Total liabilities                                                     69,084,193
Net assets                                                         $ 1,296,450,642
Net assets represented by
Paid-in capital                                                    $ 1,302,012,277
Overdistributed net investment income                                    (602,969)
Accumulated net realized losses on securities                          (7,227,062)
Net unrealized gains on securities                                       2,268,396
Total net assets                                                   $ 1,296,450,642
Net assets consists of
  Class A                                                             $ 84,754,600
  Class B                                                               13,664,029
  Class C                                                               30,310,673
  Class I                                                            1,150,214,535
  Class IS                                                              17,506,805
Total net assets                                                   $ 1,296,450,642
Shares outstanding
  Class A                                                               14,014,978
  Class B                                                                2,259,485
  Class C                                                                5,012,124
  Class I                                                              190,204,715
  Class IS                                                               2,894,900
Net asset value per share
  Class A                                                                   $ 6.05
  Class A -- Offering price (based on sales charge of 3.25%)                $ 6.25
  Class B                                                                   $ 6.05
  Class C                                                                   $ 6.05
  Class I                                                                   $ 6.05
  Class IS                                                                  $ 6.05
See Notes to Financial Statements

STATEMENT OF OPERATIONS Year Ended June 30, 2004

Investment income
Interest                                                           $ 56,301,430
Expenses
Advisory fee                                                          5,319,866
Distribution Plan expenses
  Class A                                                               266,674
  Class B                                                               169,554
  Class C                                                               350,927
  Class IS                                                               47,099
Administrative services fee                                           1,293,301
Transfer agent fees                                                     432,701
Trustees' fees and expenses                                              44,062
Printing and postage expenses                                            53,706
Custodian and accounting fees                                           351,026
Registration and filing fees                                             57,276
Professional fees                                                        29,178
Other                                                                    74,476
  Total expenses                                                      8,489,846
  Less: Expense reductions                                              (4,361)
        Expense reimbursements                                        (137,846)
  Net expenses                                                        8,347,639
Net investment income                                                47,953,791
Net realized and unrealized gains or losses on securities
Net realized gains on securities                                      4,920,059
Net change in unrealized gains or losses on securities             (58,525,641)
Net realized and unrealized gains or losses on securities          (53,605,582)
Net decrease in net assets resulting from operations              $ (5,651,791)
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Year Ended June 30,
                                                                                 2004                            2003
Operations
Net investment income                                                          $ 47,953,791                     $ 49,433,911
Net realized gains on securites                                                   4,920,059                       21,379,993
Net change in unrealized gains or                                              (58,525,641)                       40,245,804
  losses on securities
Net increase (decrease) in net assets                                           (5,651,791)                      111,059,708
  resulting from operations
Distributions to shareholders from
Net investment income
  Class A                                                                        (3,527,681)                  (3,906,393)
  Class B                                                                          (527,707)                    (714,508)
  Class C                                                                        (1,091,828)                  (1,330,780)
  Class I                                                                       (46,587,908)                 (43,576,665)
  Class IS                                                                         (728,612)                    (948,831)
Net realized gains
  Class A                                                                          (127,138)                    (272,488)
  Class B                                                                           (24,526)                     (64,248)
  Class C                                                                           (50,528)                    (121,081)
  Class I                                                                        (1,610,757)                  (3,001,491)
  Class IS                                                                          (28,118)                     (74,469)
  Total distributions to shareholders                                           (54,304,803)                 (54,010,954)
                                                                   Shares                                      Shares
Capital share transactions
Proceeds from shares sold
  Class A                                                       4,044,247          24,862,768          7,486,095         46,091,121
  Class B                                                         396,112           2,432,519          1,609,373          9,916,577
  Class C                                                         862,086           5,317,566          3,899,835         24,010,148
  Class I                                                      57,369,387         353,671,299        100,523,031        623,379,718
  Class IS                                                      1,652,916           9,688,811          3,923,380         24,194,515
                                                                                  395,972,963                           727,592,079
Net asset value of shares issued in
  reinvestment of distributions
  Class A                                                         489,896           3,013,810            559,263          3,468,672
  Class B                                                          65,108             400,605             95,356            591,164
  Class C                                                         127,688             785,641            164,047          1,017,245
  Class I                                                       1,987,142          12,223,958          2,599,489         16,094,071
  Class IS                                                         71,484             439,783            109,463            678,973
                                                                                   16,863,797                            21,850,125
Automatic conversion of Class B
  shares to Class A shares
  Class A                                                         218,713           1,351,137            388,455          2,403,892
  Class B                                                       (218,713)         (1,351,137)          (388,455)        (2,403,892)
                                                                                            0                                     0
Payment for shares redeemed
  Class A                                                     (5,580,733)        (34,417,513)        (6,130,244)       (37,823,488)
  Class B                                                     (1,338,620)         (8,241,199)          (754,164)        (4,675,152)
  Class C                                                     (2,284,308)        (14,058,755)        (2,551,376)       (15,786,903)
  Class I                                                    (50,757,191)       (312,578,763)       (58,334,705)      (361,027,073)
  Class IS                                                    (1,910,980)        (11,773,165)        (3,711,561)       (23,027,014)
                                                                                (381,069,395)                         (442,339,630)
Net increase in net assets resulting                                               31,767,365                           307,102,574
  from capital share transactions
Total increase (decrease) in net assets                                          (28,189,229)                           364,151,328
Net assets
Beginning of period                                                             1,324,639,871                           960,488,543
End of period                                                                 $ 1,296,450,642                       $ 1,324,639,871
Overdistributed net investment income                                             $ (602,969)                           $ (797,446)
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Short Intermediate Bond Fund (the "Fund") is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge. However, Class A shares with investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.
Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions
The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and

NOTES TO FINANCIAL STATEMENTS continued

begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. c. Dollar roll transactions The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

d. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. e. Federal taxes The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses.

g. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.42% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued
Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended June 30, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $137,846 which represents 0.16% of the average daily net assets of Class A shares. Total amounts subject to recoupment as of June 30, 2004 were $344,803. Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS
EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class
I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended June 30, 2004, EIS received $305 from the sale of Class A shares and $10,092 and $4,187 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended June 30, 2004:

            Cost of Purchases                        Proceeds from Sales
         U.S.               Non-U.S.               U.S.               Non-U.S.
      Government           Government           Government           Government
    $1,545,480,205        $414,498,168        $1,538,885,914        $286,318,868

NOTES TO FINANCIAL STATEMENTS continued

On June 30, 2004, the aggregate cost of securities for federal income tax purposes was $1,333,049,636. The gross unrealized appreciation and depreciation on securities based on tax cost was $14,576,463 and $14,275,166, respectively, with a net unrealized appreciation of $301,297.
As of June 30, 2004, the Fund had $5,259,963 in capital loss carryovers for federal income tax purposes with $3,905,983 expiring in 2007 and $1,353,980 expiring in 2008.

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended June 30, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS
As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

     Overdistributed         Unrealized        Capital Loss
     Ordinary Income        Appreciation         Carryover
        $602,969              $301,297          $5,259,963

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The tax character of distributions paid was as follows:

                                                 Year Ended June 30,

                                             2004                  2003
Ordinary Income                         $   52,525,793        $   53,587,637
Long-term Capital Gain                    1,779,010               423,317

8. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended June 30, 2004, the Fund had no borrowings under this agreement.

11. LITIGATION
The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

12. SUBSEQUENT EVENT
Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period December 2000, through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen

NOTES TO FINANCIAL STATEMENTS continued
Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation. Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.
Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Short Intermediate Bond Fund, a series of Evergreen Select Fixed Income Trust, as of June 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Short Intermediate Bond Fund, as of June 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.


                                                          Boston, Massachusetts
                                                         August 13, 2004

ADDITIONAL INFORMATION (unaudited)
FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $1,779,010 for the fiscal year ended June 30, 2004.

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TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES(1)

Charles A. Austin III            Principal occupations: Investment Counselor,
Trustee                          Anchor Capital Advisors, Inc. (investment
DOB: 10/23/1934                  advice); Director, The Andover Companies
Term of office since: 1991       (insurance); Trustee, Arthritis Foundation of
Other directorships: None        New England; Director, The Francis Ouimet
                                 Society; Former Director, Health Development
                                 Corp. (fitness-wellness centers); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust;
                                 Former Investment Counselor, Appleton Partners,
                                 Inc. (investment advice); Former Director,
                                 Executive Vice President and Treasurer, State
                                 Street Research & Management Company
                                 (investment advice)

--------------------------------------------------------------------------------
Shirley L. Fulton                Principal occupations: Partner, Helms,
Trustee                          Henderson & Fulton, P.A. (law firm);
DOB: 1/10/52                     Retired Senior Court Judge, 26th Judicial
Term of office since: 2004       District Court, Charlotte, NC
Other directorships: None


--------------------------------------------------------------------------------
K. Dun Gifford                   Principal occupations: Chairman and President,
Trustee                          Oldways Preservation and Exchange Trust
DOB: 10/23/1938                  (education); Trustee, Treasurer and Chairman of
Term of office since: 1974       the Finance Committee, Cambridge College;
Other directorships: None        Former Chairman of the Board, Director, and
                                 Executive Vice President, The London Harness
                                 Company (leather goods purveyor); Former
                                 Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.             Principal occupations: Partner, Stonington
Trustee                          Partners, Inc. (private investment firm);
DOB: 2/14/1939                   Trustee of Phoenix Series Fund, Phoenix
Term of office since: 1983       Multi-Portfolio Fund, and The Phoenix Big Edge
Other directorships: Trustee,    Series Fund; Former Chairman of the Board and
Phoenix Series Fund,             Chief Executive Officer, Carson Products
Phoenix Multi-Portfolio          Company (manufacturing); Director, Obagi
Fund, and The Phoenix Big        Medical Products Co.; Director, Lincoln
Edge Series Fund                 Educational Services; Director, Diversapack
                                 Co.; Former President, Morehouse College;
                                 Former Director, Mentor Income Fund, Inc.;
                                 Former Trustee, Mentor Funds and Cash Resource
                                 Trust
--------------------------------------------------------------------------------
Gerald M. McDonnell              Principal occupations: Manager of Commercial
Trustee                          Operations, SMI STEEL Co. - South Carolina
DOB: 7/14/1939                   (steel producer); Former Sales and Marketing
Term of office since: 1988       Management, Nucor Steel Company; Former
Other directorships: None        Director, Mentor Income Fund, Inc.; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------
William Walt Pettit              Principal occupations: Partner and Vice
Trustee                          President, Kellam & Pettit, P.A. (law firm);
DOB: 8/26/1955                   Former Director, Mentor Income Fund, Inc.;
Term of office since: 1984       Former Trustee, Mentor Funds and Cash Resource
Other directorships: None        Trust
--------------------------------------------------------------------------------
David M. Richardson              Principal occupations: President, Richardson,
Trustee                          Runden & Company (executive recruitment
DOB: 9/19/1941                   business development/consulting company);
Term of office since: 1982       Consultant, Kennedy Information, Inc.
Other directorships: None        (executive recruitment information and research
                                 company); Consultant, AESC (The Association of
                                 Retained Executive Search Consultants);
                                 Trustee, NDI Technologies, LLP
                                 (communications); Director, J&M Cumming Paper
                                 Co. (paper merchandising); Former Vice
                                 Chairman, DHR International, Inc. (executive
                                 recruitment); Former Director, Mentor Income
                                 Fund, Inc.; Former Trustee, Mentor Funds and
                                 Cash Resource Trust
--------------------------------------------------------------------------------
Dr. Russell A. Salton III        Principal occupations: President/CEO, AccessOne
Trustee                          MedCard; Former Medical Director, Healthcare
DOB: 6/2/1947                    Resource Associates, Inc.; Former Medical
Term of office since: 1984       Director, U.S. Health Care/Aetna Health
Other directorships: None        Services; Former Director, Mentor Income Fund,
                                 Inc.; Former Trustee, Mentor Funds and Cash
                                 Resource Trust
--------------------------------------------------------------------------------
Michael S. Scofield              Principal occupations: Attorney, Law Offices of
Trustee                          Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943                   Income Fund, Inc.; Former Trustee, Mentor Funds
Term of office since: 1984       and Cash Resource Trust
Other directorships: None
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS continued
--------------------------------------------------------------------------------
Richard J. Shima                 Principal occupations: Independent Consultant;
Trustee                          Director, Trust Company of CT; Trustee, Saint
DOB: 8/11/1939                   Joseph College (CT); Director, Hartford
Term of office since: 1993       Hospital; Trustee, Greater Hartford YMCA;
Other directorships: None        Former Director, Enhance Financial Services,
                                 Inc.; Former Director, Old State House
                                 Association; Former Director of CTG Resources,
                                 Inc. (natural gas); Former Director, Mentor
                                 Income Fund, Inc.; Former Trustee, Mentor Funds
                                 and Cash Resource Trust
--------------------------------------------------------------------------------
Richard K. Wagoner, CFA(2)       Principal occupations: Member and Former
Trustee                          President, North Carolina Securities Traders
DOB: 12/12/1937                  Association; Member, Financial Analysts
Term of office since: 1999       Society; Former Consultant to the Boards of
Other directorships: None        Trustees of the Evergreen funds; Former
                                 Trustee, Mentor Funds and Cash Resource Trust
--------------------------------------------------------------------------------

OFFICERS

Dennis H. Ferro(3)               Principal occupations: President, Chief
President                        Executive Officer and Chief Investment Officer,
DOB: 6/20/1945                   Evergreen Investment Company, Inc. and
Term of office since: 2003       Executive Vice President, Wachovia Bank, N.A.
--------------------------------------------------------------------------------
Carol Kosel(4)                   Principal occupations: Senior Vice President,
Treasurer                        Evergreen Investment Services, Inc.
DOB: 12/25/1963
Term of office since: 1999
--------------------------------------------------------------------------------
Michael H. Koonce(4)             Principal occupations: Senior Vice President
Secretary                        and General Counsel, Evergreen Investment
DOB: 4/20/1960                   Services, Inc.; Senior Vice President and
Term of office since: 2000       Assistant General Counsel, Wachovia Corporation
--------------------------------------------------------------------------------

(1) Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

(2) Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

(3) The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)  The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

                                                                                               [LOGO]
INVESTMENTS THAT STAND THE TEST OF TIME                                                   Evergreen Investments
At Evergreen Investments, we remain steadfastly dedicated to four core                    200 Berkeley Street
principles that lead to success in today's                                                Boston, MA 02116-5034
financial world.

Leadership - With over $246 billion in assets under management as of June 30, 2004 and a history of innovation 200 Berkeley spanning more than 70 years, we offer the strength that comes with experience.

Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com
FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566904 rv1   8/2004

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on July 14, 2003, Registration No.333-36019.

2. Bylaws (Amended & Restated). Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration
     No. 333-36019.

3.   Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Select Fixed Income Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, Included as part Exhibit 1. and Exhibit 2 above.

6(a) Investment   Advisory  Agreement  between  Evergreen  Investment Management
     Company,   LLC  and  Evergreen   Select  Fixed  Income  Trust. Incorporated
     by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on
     August 28, 2004, Registration No. 333-36019.

6(b) Sub-Advisory Advisory  Agreement  between  Evergreen  Investment Management
     Company,   LLC  and  Tattersall Advisory Group. Incorporated
     by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on February 28, 2002, Registration No. 333-36019.

7(a) Principal Underwriting  Agreement between Evergreen Investment Services,
     Inc. and Evergreen Select Fixed Income Trust for Classes A, B, C, I, IS and R. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

7(b) Dealer Agreement (Amended) used by Evergreen Investment Services, Inc.
     Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration
     No. 333-36019.

9. Custodian Agreement between State Street Bank and Trust Company and Evergreen Select Fixed Income Trust. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on February 28, 2002, Registration No. 333-36019.

10(a)Distribution Plans for Class IS. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective
     Amendment No. 31 to the Registration Statement on Form N-1A filed on August 28, 2004, Registration No. 333-36019.

10(b)Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on September 30, 2003, Registration No. 333-36019.

10(c)Distribution Plan for Class R. Incorporated by reference to Evergreen Select Fixed Income Trust's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on October 7, 2003, Registration No. 333-36019.

10(d)Multiple Class Plan.  Incorporated  by reference to Evergreen Select Fixed
     Income Trust's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on October 7, 2003, Registration
     No. 333-36019.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121414.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121414.

13.  Not applicable.

14(a)Consent of KPMG LLP. (Relating to financial statements of SouthTrust Income
     Fund) Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121414.

14(b)Consent of KPMG LLP. (Relating to financial statements of Evergreen Short
     Intermediate Bond Fund) Incorporated by reference to Evergreen Select Fixed Income Trust's Registration Statement on Form N-14AE filed on December 17, 2004, Registration No. 333-121414.

15.  Not applicable.

16.  Not applicable.

17.  Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of February, 2005.

                                         EVERGREEN SELECT FIXED INCOME TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 2005.

/s/ Dennis  H. Ferro              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
Dennis  H. Ferro*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Executive Officer)                                           (Principal Financial and Accounting
                                                                    Officer)

 /s/ Charles A. Austin III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell          /s/ Russell A. Salton, III MD      /s/ Richard K. Wagoner
-----------------------------    -------------------------------    ---------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard K. Wagoner*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson          /s/ Leroy Keith, Jr.
------------------------------   ------------------------------    ---------------------------------
Michael S. Scofield*              David M. Richardson*             Leroy Keith, Jr.*
Chairman of the Board             Trustee                          Trustee
and Trustee


/s/ Richard J. Shima             /s/ Shirley L. Fulton
------------------------------   ------------------------------
Richard J. Shima*                 Shirley L. Fulton*
Trustee                           Trustee

*By: /s/ Maureen E. Towle
----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT


17        Proxy Card

                                   EXHIBIT 17
                                   PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              SOUTHTRUST INCOME FUND

                          A series of SouthTrust Funds

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 16, 2005


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of SouthTrust Income Fund ("SouthTrust Fund"), a series of SouthTrust Funds, that the undersigned is entitled to vote at the special meeting of shareholders of SouthTrust Fund to be held at 2:00 p.m., Eastern time on March 16, 2005, at the offices of Federated Investors, Inc., 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                     Date                 , 2005

                                     ----------------------------------------

                                     ----------------------------------------
                                     Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - --

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO
THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF SOUTHTRUST FUNDS RECOMMENDS A VOTE FOR
THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Short Intermediate Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust will (i) acquire all of the assets of SouthTrust Income Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen Investment Management Company, LLC.

                     ---- FOR        ---- AGAINST      ---- ABSTAIN


3. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                      ---- FOR        ---- AGAINST      ---- ABSTAIN